UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
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AMAZON.COM, INC.
(Name of Registrant as Specified in Its Charter)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2022
Annual Meeting
of Shareholders
& Proxy Statement
9:00 a.m., Pacific Time
Wednesday, May 25, 2022
Virtual Meeting Site: www.virtualshareholdermeeting.com/AMZN2022

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION
NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS
Date and Time	Virtual Meeting Site
Wednesday, May 25, 2022 9:00 a.m., Pacific Time	www.virtualshareholdermeeting.com/AMZN2022
Items of Business:	Our Board of Directors Recommends You Vote:
• To elect the eleven directors named in the Proxy Statement to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified	FOR the election of each director nominee

• To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2022	FOR the ratification of the appointment

• To conduct an advisory vote to approve our executive compensation	FOR approval, on an advisory basis

• To approve an amendment to our Restated Certificate of Incorporation to effect a 20-for-1 split of our common stock and a proportionate increase in the number of authorized shares of common stock	FOR approval of the amendment to our Restated Certificate of Incorporation

• To consider and act upon the shareholder proposals described in the Proxy Statement, if properly presented at the Annual Meeting	AGAINST each of the shareholder proposals

• To transact such other business as may properly come before the meeting or any adjournment or postponement thereof

The Board of Directors has fixed March 31, 2022 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.
By Order of the Board of Directors
David A. Zapolsky
Secretary
Seattle, Washington
April [•], 2022
Important Notice Regarding the Availability of Proxy Materials for the Amazon.com, Inc. Shareholder Meeting to be Held on May 25, 2022. The Proxy Statement and our 2021 Annual Report are available at www.proxyvote.com.

Key Proxy
Information

Board diversity
(page 9)
Risk oversight
(page 10)
Environmental, social,
and human capital
initiatives
(page 11)
Our shareholder engagement program
(page 13)
Our executive
compensation
philosophy
(page 68)
Considerations for our
2021 equity grants
(page 71)

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current facts, including statements regarding our environmental, social, and other sustainability plans, initiatives, projections, goals, commitments, expectations, or prospects, are forward-looking. We use words such as anticipates, believes, commits, expects, future, goal, intends, plans, projects, seeks, and similar expressions to identify forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results or outcomes could differ materially due to a variety of factors. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our 2021 Annual Report on Form 10-K and our 2020 Amazon Sustainability Report. Any standards of measurement and performance made in reference to our environmental, social, and other sustainability plans and goals are developing and based on assumptions, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation, or prospect can or will be achieved. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

AMAZON.COM, INC.
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Wednesday, May 25, 2022
The enclosed proxy is solicited by the Board of Directors of Amazon.com, Inc. (“Amazon” or the “Company”) for the Annual Meeting of Shareholders to be held virtually, via the Internet, at 9:00 a.m., Pacific Time, on Wednesday, May 25, 2022, and any adjournment or postponement thereof. For more information about the Annual Meeting, including how to attend and vote your shares, please see “Annual Meeting Information” on page 83.
Voting via the Internet, mobile device, or by telephone helps save money by reducing postage and proxy tabulation costs. To vote by any of these methods, read this Proxy Statement, have your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form in hand, and follow the instructions below for your preferred method of voting. Each of these voting methods is available 24 hours per day, seven days per week.
We encourage you to cast your vote by one of the following methods:

VOTE BY INTERNET Shares Held of Record: http://www.proxyvote.com	VOTE BY QR CODE Shares Held of Record: See Proxy Card	VOTE BY TELEPHONE Shares Held of Record: 800-690-6903
Shares Held in Street Name: See Notice of Internet Availability or Voting Instruction Form	Shares Held in Street Name: See Notice of Internet Availability or Voting Instruction Form	Shares Held in Street Name: See Voting Instruction Form
Our principal offices are located at 410 Terry Avenue North, Seattle, Washington 98109. This Proxy Statement is first being made available to our shareholders on or about April [•], 2022.

2022 Proxy Statement       1

ITEM 1—ELECTION OF DIRECTORS

In accordance with our Bylaws, the Board has fixed the number of directors constituting the Board at eleven. The Board, based on the recommendation of the Nominating and Corporate Governance Committee, proposed that the following eleven nominees be elected at the Annual Meeting, each of whom will hold office until the next Annual Meeting of Shareholders or until his or her successor shall have been elected and qualified:
• Jeffrey P. Bezos • Andrew R. Jassy • Keith B. Alexander • Edith W. Cooper • Jamie S. Gorelick • Daniel P. Huttenlocher	• Judith A. McGrath • Indra K. Nooyi • Jonathan J. Rubinstein • Patricia Q. Stonesifer • Wendell P. Weeks
Each of the nominees is currently a director of Amazon.com, Inc. and has been elected to hold office until the 2022 Annual Meeting or until his or her successor has been elected and qualified. Andrew R. Jassy and Edith W. Cooper were elected as directors by the Board of Directors effective July 5, 2021 and September 20, 2021, respectively, and the other nominees were most recently elected at the 2021 Annual Meeting. Biographical and related information on each nominee is set forth below. Thomas O. Ryder retired from the Board of Directors effective December 31, 2021.
The Board expects that the eleven nominees will be available to serve as directors. However, if any of them should be unwilling or unable to serve, the Board may decrease the size of the Board or may designate substitute nominees, and the proxies will be voted in favor of any such substitute nominees.
Why We Recommend You Support This Proposal

•
We have the appropriate mix of skills, qualifications, backgrounds, and tenures on the Board to support and help drive the Company’s long-term performance.

•
Our directors reflect our commitment to diversity, with five women and two directors from underrepresented racial/ethnic groups.

•
The Board actively oversees our numerous environmental, sustainability, social, and corporate governance policies and initiatives, receives periodic reports on and discusses our enterprise risk assessments, and reviews shareholder feedback on these topics as we evolve our practices and disclosures.

The Board of Directors recommends a vote “FOR” each nominee.

BOARD OF DIRECTORS INFORMATION
BOARD OF DIRECTORS INFORMATION
In evaluating the nominees for the Board of Directors, the Board and the Nominating and Corporate Governance Committee took into account the qualities they seek for directors, and the directors’ individual qualifications, skills, and background that enable the directors to effectively and productively contribute to the Board’s oversight of Amazon, as discussed below in each biography and under “Director Nominee Diversity, Tenure, Skills, and Characteristics.” When evaluating re-nomination of existing directors, the Committee also considers the nominees’ past and ongoing effectiveness on the Board and, with the exception of Mr. Bezos and Mr. Jassy, who are employees, their independence.
Biographical Information
Jeffrey P. Bezos Founder and Executive Chair of Amazon
Background
Mr. Bezos has been Chair of the Board since founding the Company in 1994. Prior to becoming Executive Chair in July 2021, he served as Chief Executive Officer from May 1996 to July 2021 and as President from founding until June 1999 and again from October 2000 to July 2021.
Qualifications and Skills
Mr. Bezos’s individual qualifications and skills as a director include his customer-focused point of view, his willingness to encourage invention, his long-term perspective, and his ongoing contributions as founder and Executive Chair.
Mr. Bezos serves as Executive Chair of the Bezos Earth Fund, which he founded with a commitment of  $10 billion to be disbursed as grants within the current decade to fight climate change and protect nature. Mr. Bezos also founded the Bezos Day One Fund, a $2 billion commitment to focus on making meaningful and lasting impacts in two areas: funding existing non-profits that help families experiencing homelessness and creating a network of new, non-profit tier-one preschools in low-income communities. Finally, Mr. Bezos founded Blue Origin with the vision of enabling a future where millions of people are living and working in space for the benefit of Earth, and owns The Washington Post, a major U.S. newspaper dedicated to the principles of a free press and winner of 69 Pulitzer Prizes.

Age: 58	Director since: July 1994	Board committees: None	Other current public company boards: None

2022 Proxy Statement       3

BOARD OF DIRECTORS INFORMATION
Andrew R. Jassy President and CEO of Amazon
Background
Mr. Jassy has been President and Chief Executive Officer of the Company since July 2021. He founded and led Amazon Web Services since its inception, serving as its CEO from April 2016 to July 2021 and its Senior Vice President from April 2006 until April 2016. Mr. Jassy joined the Company in 1997, and, prior to founding AWS, he held various leadership roles across the Company, including both business-to-business and business-to-consumer.
Mr. Jassy has served as a trustee and sponsor of Rainier Scholars, a program that offers a pathway to college graduation and career success for underrepresented students of color, since 2011, and serves as Chair and is a founding member of the board of directors of Rainier Prep, a charter middle school committed to college and career readiness for limited-income and immigrant students and students of color.
Qualifications and Skills
Mr. Jassy’s individual qualifications and skills as a director include his customer-focused point of view, his long-term perspective, his deep understanding of Amazon’s business and culture, his in-depth knowledge of human capital management issues, including oversight of workplace environment and culture, administration of diversity and inclusion initiatives, and implementation of policies and practices to promote employee engagement and effectiveness, and his ongoing contributions as President and CEO.

Age: 54	Director since: July 2021	Board committees: None	Other current public company boards: None

General (Ret.) Keith B. Alexander Co-CEO, President, and Chair of IronNet
Background
General (Ret.) Keith B. Alexander has been the Co-Chief Executive Officer, President, and Chair of IronNet, Inc. (“IronNet”), a cybersecurity technology company he founded, since 2014. Gen. Alexander served as the Commander of U.S. Cyber Command from May 2010 to March 2014 and was Director of the National Security Agency and Chief of the Central Security Service from August 2005 to March 2014.
Gen. Alexander served as a director of CSRA, Inc. from November 2015 to April 2018.
Qualifications and Skills
Gen. Alexander’s individual qualifications and skills as a director include his leadership and public policy experience as a high-ranking military official responsible for intelligence and national security affairs, through which he gained experience with emerging technologies and cybersecurity. Gen. Alexander further honed his entrepreneurial and commercial experience and customer experience skills in his role at IronNet.

Age: 70	Director since: September 2020	Board committees: Audit	Other current public company boards: IronNet, Inc.

BOARD OF DIRECTORS INFORMATION
Edith W. Cooper Co-Founder of Medley Living, Inc. and Former EVP of Goldman Sachs
Background
Ms. Cooper is a co-founder of Medley Living, Inc., a membership-based community for personal and professional growth that launched in September 2020. In addition, Ms. Cooper served as Executive Vice President, Global Head of Human Capital Management of Goldman Sachs Group, Inc. (“Goldman Sachs”) from March 2008 to December 2017. Previously at Goldman Sachs, Ms. Cooper led various client franchise businesses for the firm.
Ms. Cooper has served as a director of PepsiCo, Inc. since September 2021, a director of MSD Acquisition Corp. since March 2021, a director of EQT AB since October 2018, a director of Etsy, Inc. from April 2018 to September 2021, and a director of Slack Technologies, Inc. from January 2018 to July 2021. Ms. Cooper has also served as a trustee of the Museum of Modern Art since 2017, as a member of the Museum Council of the Smithsonian National Museum of African American History and Culture since 2018, and as a trustee of Mount Sinai Health Systems, Institute for Health Equity Research, an organization dedicated to addressing longstanding disparities in health and health care, since 2017.
Qualifications and Skills
Ms. Cooper’s individual qualifications and skills as a director include her leadership, finance, and human capital management experience, including as a longtime senior executive at Goldman Sachs, through which she gained experience with talent development, recruiting, retention, and workplace culture, as well as her customer experience skills.

Age: 60	Director since: September 2021	Board committees: Leadership Development and Compensation	Other current public company boards: EQT AB, MSD Acquisition Corp., PepsiCo, Inc.

Jamie S. Gorelick Partner with Wilmer Cutler Pickering Hale and Dorr LLP
Background
Ms. Gorelick has been a partner with the law firm Wilmer Cutler Pickering Hale and Dorr LLP since July 2003. She has held numerous positions in the U.S. government, serving as Deputy Attorney General of the United States, General Counsel of the Department of Defense, Assistant to the Secretary of Energy, and a member of the bipartisan National Commission on Terrorist Threats Upon the United States.
Ms. Gorelick has served as a director of VeriSign, Inc. since January 2015, a director of United Technologies Corporation from February 2000 to December 2014, and a director of Schlumberger Limited from April 2002 to June 2010. Ms. Gorelick has also served as Chair of the Urban Institute, the United States’ leading research organization dedicated to developing evidence-based insights that improve people’s lives and strengthen communities, since 2014 and as a director since 2004. She was one of the founding supporters and a long-time board member of the Washington Legal Clinic for the Homeless and served on the board of the National Women’s Law Center.
Qualifications and Skills
Ms. Gorelick’s individual qualifications and skills as a director include her experience as a lawyer, her leadership experience in senior governmental positions, including experience with regulatory and compliance matters, her corporate governance experience, as well as her customer experience skills and skills relating to public policy and financial statement and accounting matters. Ms. Gorelick also has deep experience addressing diversity, equity, and inclusion, both on a policy level and in practice in the workplace, through her work advising companies and institutions on anti-harassment, non-discrimination, and gender and race issues, and is sought as a counselor on climate, environmental regulation, and environmental justice issues.

Age: 71	Director since: February 2012	Board committees: Nominating and Corporate Governance (Chair)	Other current public company boards: VeriSign, Inc.

2022 Proxy Statement       5

BOARD OF DIRECTORS INFORMATION
Daniel P. Huttenlocher Dean of MIT Schwarzman College of Computing
Background
Mr. Huttenlocher has been the Dean of MIT Schwarzman College of Computing since August 2019. He served as Dean and Vice Provost, Cornell Tech at Cornell University from 2012 to July 2019 and worked for Cornell University from 1988 to 2012 in various positions.
Mr. Huttenlocher has served as a director of Corning Incorporated since February 2015. Mr. Huttenlocher has also served as the Chair of the John D. and Catherine T. MacArthur Foundation, an independent foundation that makes grants and impact investments to support non-profit organizations that are addressing global social challenges, since 2018 and as a director since 2010.
Qualifications and Skills
Mr. Huttenlocher’s individual qualifications and skills as a director include his experience as an internationally recognized computer scientist and in senior positions at MIT and Cornell University, both leading universities, Cornell Tech, a research, technology commercialization, and graduate-level educational facility, and the Xerox Palo Alto Research Center, a technology research facility, through which he gained experience with emerging technologies, as well as his customer experience skills.

Age: 63	Director since: September 2016	Board committees: Leadership Development and Compensation	Other current public company boards: Corning Incorporated

Judith A. McGrath Former Chair and CEO of MTV Networks
Background
Ms. McGrath served as Chair and Chief Executive Officer of MTV Networks Entertainment Group worldwide, a division of Viacom, Inc., including Comedy Central and Nickelodeon, from July 2004 until May 2011. She was part of the original founding and launch team for MTV in 1981. Subsequent to leaving Viacom, Ms. McGrath formed a multi-media joint venture with Sony Music Entertainment called Astronauts Wanted: No Experience Necessary, identifying and creating content with emerging digital media talent, at which Ms. McGrath served as President from June 2013 to March 2018 and continued as a senior advisor from March 2018 to December 2019.
Ms. McGrath served as a board member of the American Red Cross from 2011 until 2014, and has served on the board of the Rock and Roll Hall of Fame since 2007.
Qualifications and Skills
Ms. McGrath’s individual qualifications and skills as a director include her leadership and multimedia operations experience as a longtime senior executive of MTV Networks Entertainment Group, through which she gained experience with content creation, advertising, and content distribution, as well as her customer experience skills. As CEO of MTV, Ms. McGrath was responsible for the compensation strategy for over 12,000 employees, diversity and inclusion initiatives for the employee population, and launching new multimedia brands like LOGO, a cable channel dedicated to lifestyle and entertainment aimed at the LGBTQ+ consumer. Ms. McGrath further honed her digital and entrepreneurial experience with global customers in her role at Astronauts Wanted: No Experience Necessary.

Age: 69	Director since: July 2014	Board committees: Leadership Development and Compensation (Chair)	Other current public company boards: None

BOARD OF DIRECTORS INFORMATION
Indra K. Nooyi Former Chair and CEO of PepsiCo, Inc.
Background
Mrs. Nooyi was the Chief Executive Officer of PepsiCo, Inc., a multinational food, snack, and beverage company, from October 2006 to October 2018, where she also served as the Chair of its board of directors from May 2007 to February 2019. She was elected to PepsiCo’s board of directors and became its President and Chief Financial Officer in 2001, and held leadership roles in finance and corporate strategy and development after joining PepsiCo in 1994.
Mrs. Nooyi has served as a director of Royal Philips since May 2021 and a director of Schlumberger Limited from April 2015 to April 2020. Mrs. Nooyi has also served as a trustee of The Asia Society, a global non-profit organization forging closer ties with Asia through arts, education, policy, and business outreach, since 2014; as a director of Partnership for Public Service, a non-profit, nonpartisan organization that strives for a more effective government for the American people, since 2019; as a trustee of Memorial Sloan Kettering Cancer Center, the world’s oldest and largest private cancer center, since 2020; and as a trustee of the National Gallery of Art since 2021.
Qualifications and Skills
Mrs. Nooyi’s individual qualifications and skills as a director include her leadership experience as a longtime senior executive at a large corporation with international operations, through which she gained experience with consumer-focused product development, international operations, and marketing issues, as well as her customer experience skills and skills relating to financial statement and accounting matters when she was CFO. At PepsiCo, Mrs. Nooyi was the architect of Performance with Purpose (“PwP”), a strategy focused on delivering financial performance while shifting the company’s portfolio to healthier products (human sustainability), reducing water use and the company’s carbon footprint and moving to a closed loop plastics system (environmental sustainability), and creating an environment at PepsiCo where all employees could be supported as associates and family builders/nurturers (talent sustainability). Mrs. Nooyi’s PwP was lauded for advancing environmental issues, implementing excellent governance, and sensible people practices.

Age: 66	Director since: February 2019	Board committees: Audit (Chair)	Other current public company boards: Royal Philips

Jonathan J. Rubinstein Former co-CEO of Bridgewater Associates, LP
Background
Mr. Rubinstein was co-CEO of Bridgewater Associates, LP, a global investment management firm, from May 2016 to April 2017. Previously, Mr. Rubinstein was Senior Vice President, Product Innovation, for the Personal Systems Group at the Hewlett-Packard Company (“HP”), a multinational information technology company, from July 2011 to January 2012, and served as Senior Vice President and General Manager, Palm Global Business Unit, at HP from July 2010 to July 2011. Mr. Rubinstein was Chief Executive Officer and President of Palm, Inc., a smartphone manufacturer, from June 2009 until its acquisition by HP in July 2010, and Chair of the Board of Palm, Inc. from October 2007 through the acquisition. Prior to joining Palm, Mr. Rubinstein was a Senior Vice President at Apple Inc., also serving as the General Manager of the iPod Division.
Mr. Rubinstein has served as the lead director of Robinhood Markets, Inc. since May 2021 and a director of Qualcomm Incorporated from May 2013 to May 2016.
Qualifications and Skills
Mr. Rubinstein’s individual qualifications and skills as a director include his leadership and technology experience as a senior executive at large financial and technology companies, through which he gained experience with hardware devices and emerging technologies, as well as his customer experience skills and skills relating to financial statement and accounting matters. Mr. Rubinstein also has deep experience addressing human capital management issues, including oversight of workplace environment and culture, as well as in-depth knowledge of diversity, equity, and inclusion matters and environmental issues, through his roles as a senior executive and director at numerous technology and finance companies.

Age: 65	Director since: December 2010	Board committees: Nominating and Corporate Governance	Other current public company boards: Robinhood Markets, Inc.

2022 Proxy Statement       7

BOARD OF DIRECTORS INFORMATION
Patricia Q. Stonesifer Former President and CEO of Martha’s Table
Background
Ms. Stonesifer served as the President and CEO of Martha’s Table, a non-profit, from April 2013 to March 2019. She served as Chair of the Board of Regents of the Smithsonian Institution from January 2009 to January 2012 and as Vice Chair from January 2012 to January 2013. From September 2008 to January 2012, she served as senior advisor to the Bill and Melinda Gates Foundation, a private philanthropic organization, where she was Chief Executive Officer from January 2006 to September 2008 and President and Co-chair from June 1997 to January 2006. Since September 2009, she has also served as a private philanthropy advisor. From 1988 to 1997, she worked in many roles at Microsoft Corporation, including as a Senior Vice President of the Interactive Media Division, and also served as the Chairwoman of the Gates Learning Foundation from 1997 to 1999.
Ms. Stonesifer has served as a trustee of The Rockefeller Foundation, a private foundation dedicated to promoting the well-being of humanity throughout the world, since 2019, as an emeritus member of the Museum Council of the Smithsonian National Museum of African American History and Culture since 2021, and as a member of the Museum Council from 2012 to 2020. Ms. Stonesifer has been a member of the Board of Advisors of TheDream.US, a college access and success program for immigrant students, since 2020.
Qualifications and Skills
Ms. Stonesifer’s individual qualifications and skills as a director include her leadership experience as a senior executive at the Bill and Melinda Gates Foundation and at Microsoft, through which she gained experience with emerging technologies and consumer-focused product development and marketing issues, her knowledge of Amazon from having served as a director since 1997, her experience with non-profits from her leadership of Martha’s Table and the Bill and Melinda Gates Foundation, as well as her customer experience skills and skills relating to public policy and financial statement and accounting matters.

Age: 65	Director since: February 1997	Board committees: Nominating and Corporate Governance	Other current public company boards: None

Wendell P. Weeks Chairman and CEO of Corning Incorporated
Background
Mr. Weeks has been the Chief Executive Officer of Corning Incorporated, a glass and materials science innovator, since April 2005 and Chairman of the board of directors since April 2007. He has also held a variety of financial, commercial, business development, and general management positions across Corning’s market access platforms and technologies since he joined the company in 1983.
Mr. Weeks has served on the Board of Trustees for the Corning Museum of Glass, which is dedicated to enriching and engaging local and global communities by sharing knowledge, collections, programs, facilities, and resources, since 2001. He also served as a director of Merck & Co., Inc. from February 2004 to May 2020.
Qualifications and Skills
Mr. Weeks’s individual qualifications and skills as a director include his leadership and operations experience as a senior executive at a large, multinational corporation, experience with restructuring, emerging technologies, and product development, including his experience having earned 33 U.S. patents, as well as his customer experience skills and skills relating to financial statement and accounting matters. Mr. Weeks’s qualifications and skills also include his oversight of climate change initiatives in the areas of clean air and renewable energy, including overseeing Corning’s creation of new products in glass and ceramics vital to industry transformation, and his knowledge of diversity, equity, and inclusion initiatives through his experience launching Corning’s Office of Racial Equality and Social Unity, which is responsible for advancing community partnerships to support school diversity, community activism, and economic growth.

Age: 62	Director since: February 2016	Board committees: Audit	Other current public company boards: Corning Incorporated

BOARD OF DIRECTORS INFORMATION
Director Nominee Diversity, Tenure, Skills, and Characteristics
The Nominating and Corporate Governance Committee annually reviews the tenure, performance, and contributions of existing Board members to the extent they are candidates for re-election, and considers all aspects of each candidate’s qualifications and skills in the context of the Company’s needs at that point in time. Among the qualifications and skills of a candidate considered important by the Nominating and Corporate Governance Committee are: a commitment to representing the long-term interests of shareholders; customer experience skills; Internet savvy; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; human capital management; personal and professional ethics, integrity, and values; practical wisdom and sound judgment; international business experience; and business and professional experience in fields such as retail, operations, technology, finance/accounting, product development, intellectual property, law, multimedia entertainment, and marketing.
Board Diversity
As stated in the Board of Directors Guidelines on Significant Corporate Governance Issues, the Nominating and Corporate Governance Committee seeks out candidates with a diversity of experience and perspectives, including diversity with respect to race, gender, geography, and areas of expertise. The Nominating and Corporate Governance Committee includes, and has any search firm that it engages include, women, individuals from underrepresented racial/ethnic groups, and individuals who identify as LGBTQ+ in the pool from which the Committee selects director candidates. When considering candidates as potential Board members, the Board and the Nominating and Corporate Governance Committee evaluate the candidates’ ability to contribute to such diversity. The Board assesses its effectiveness in this regard as part of its annual Board and director evaluation process. Currently, of our nine independent director nominees, five are women, two are from underrepresented racial/ethnic groups, and three have served for five years or less.
Board Diversity Matrix (As of April [•], 2022)
Total Number of Directors	11
	Female	Male
Directors	5	6
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	1	—
Asian	1	—
White	3	6
Board Tenure
Our Board’s composition also represents a balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors (with five new directors on-boarding and three directors leaving in the last three years). The tenure range of our director nominees is as follows:
Tenure on Board	Number of Director Nominees
More than 10 years	3
6-10 years	4
5 years or less	4

2022 Proxy Statement       9

BOARD OF DIRECTORS INFORMATION
Corporate Governance
Board Leadership
The Board is responsible for the control and direction of the Company. The Board represents the shareholders and its primary purpose is to build long-term shareholder value. The Chair of the Board is selected by the Board, and Jeff Bezos, our founder, currently serves as Executive Chair. The Board believes that this leadership structure is appropriate given Mr. Bezos’s role in founding Amazon and his significant ownership stake. The Board believes that this leadership structure improves the Board’s ability to focus on key policy and operational issues and helps the Company operate in the long-term interests of shareholders. In addition, the independent directors on the Board have appointed a lead director from the Board’s independent directors, currently Jonathan J. Rubinstein, in order to promote independent leadership of the Board. The lead director presides over the executive sessions of the independent directors, chairs Board meetings in the Chair’s absence, works with management and the independent directors to approve agendas, schedules, information, and materials for Board meetings, and is available to engage directly with major shareholders where appropriate. In addition, the lead director confers from time to time with the Chair of the Board and the independent directors and reviews, as appropriate, the annual schedule of regular Board meetings and major Board meeting agenda topics. The guidance and direction provided by the lead director reinforce the Board’s independent oversight of management and contribute to communication among members of the Board.
Director Independence
The Board has determined that the following directors are independent as defined by Nasdaq rules: Gen. Alexander, Ms. Cooper, Ms. Gorelick, Mr. Huttenlocher, Ms. McGrath, Mrs. Nooyi, Mr. Rubinstein, Ms. Stonesifer, and Mr. Weeks. In addition, the Board determined that Rosalind G. Brewer and Mr. Ryder, who served as directors until February 16, 2021 and December 31, 2021, respectively, were independent during the time they served as directors. In assessing directors’ independence, the Board took into account certain transactions, relationships, and arrangements involving some of the directors and concluded that such transactions, relationships, and arrangements did not impair the independence of the director. For Gen. Alexander, the Board considered payments in the past three years in the ordinary course of business from IronNet to Amazon for AWS services, which were under standard, arms-length terms and were not significant to the Company. For Ms. Brewer and Mr. Weeks, the Board considered payments in the past three years in the ordinary course of business from the Company to Starbucks Corporation and Corning Incorporated, respectively, or their affiliates. All such payments were not significant for any of these companies. For Mr. Ryder, the Board considered that his son-in-law has been employed with Amazon since 2008 in a non-officer and non-strategic position, as disclosed in “Certain Relationships and Related Person Transactions.”
Risk Oversight
As part of regular Board and committee meetings, the directors oversee executives’ management of risks relevant to the Company. While the full Board has overall responsibility for risk oversight, the Board has delegated responsibility related to certain risks to the Audit Committee, the Leadership Development and Compensation Committee, and the Nominating and Corporate Governance Committee. The Audit Committee is responsible for overseeing management of risks related to our financial statements and financial reporting process, business continuity, and operational risks, the qualifications, independence, and performance of our independent auditors, the performance of our internal audit function, legal and regulatory matters, and our compliance policies and procedures. The Leadership Development and Compensation Committee is responsible for overseeing management of risks related to succession planning and compensation for our executive officers and our overall compensation program, including our equity-based compensation plans, as well as risks related to other human capital management matters, including workplace safety, culture, diversity, discrimination, and harassment. The Nominating and Corporate Governance Committee is responsible for overseeing management of risks related to our environmental, sustainability, and corporate social responsibility practices, including risks related to our operations and our supply chain. The full Board regularly reviews reports from management on various aspects of our business, including related risks and tactics and strategies for addressing them. At least annually, the Board reviews our CEO succession planning as described in our Board of Directors Guidelines on Significant Corporate Governance Issues.

BOARD OF DIRECTORS INFORMATION
An ad hoc committee of the Board appointed in 2022 receives reports from management and reports to the Board at least annually on data protection and cybersecurity matters and reviews the measures implemented by the Company to identify and mitigate data protection and cybersecurity risks. The Company requires employees with access to information systems, including all corporate employees, to undertake data protection and cybersecurity training and compliance programs annually.
Corporate Governance Documents
Please visit our investor relations website at www.amazon.com/ir, “Corporate Governance,” for additional information on our corporate governance, including:
•
our Restated Certificate of Incorporation and Bylaws;

•
the Board of Directors Guidelines on Significant Corporate Governance Issues, which includes policies on shareholder communications with the Board, director attendance at our annual meetings, director resignations to facilitate our majority vote standard, director stock ownership guidelines, succession planning, and compensation clawbacks;

•
the charters approved by the Board for the Audit Committee, the Leadership Development and Compensation Committee, and the Nominating and Corporate Governance Committee;

•
the Code of Business Conduct and Ethics; and

•
our U.S. Political Engagement Policy and Statement.

Environmental, Social, and Human Capital Initiatives
We regularly publish information regarding our sustainability, environmental, social, and human capital goals and initiatives on our website, including in our sustainability report titled “Further and Faster, Together.” This report also includes our reporting under the Sustainability Accounting Standards Board (“SASB”), Task Force on Climate-Related Financial Disclosures (“TCFD”), and UN Guiding Principles on Business and Human Rights reporting frameworks. Key highlights from our website and this report include:
•
The Climate Pledge. With our co-founder Global Optimism, in 2019 we announced The Climate Pledge, a commitment to be net-zero carbon across our business by 2040, a decade ahead of the Paris Agreement’s goal of 2050. We are proud that more than 300 companies across 51 industries and 29 countries have joined The Climate Pledge. As part of this commitment, we publish our carbon footprint and calculation methodology, and we have joined the Science Based Targets Initiative, reaffirming our commitment to reduce carbon emissions in line with our ongoing science-based approach to tackle climate change. Amazon also launched The Climate Pledge Fund in 2020 to support the development of sustainable and decarbonizing technologies and services. This dedicated investment program—with an initial $2 billion in funding—invests in visionary companies whose products and solutions are expected to facilitate the transition to a low-carbon economy. In addition, we established the Right Now Climate Fund, a $100 million fund to remove or avoid carbon emissions by restoring and conserving forests, wetlands, and grasslands around the world.

•
Renewable Energy. We are on a path to powering our operations with 100% renewable energy by 2025—five years ahead of our original target of 2030. In 2020, we reached 65% renewable energy across our business and became the world’s largest corporate purchaser of renewable energy.

•
Shipment Zero. Shipment Zero is our goal of delivering 50% of Amazon shipments with net-zero carbon by 2030. Shipment Zero means that the fulfillment operations we undertake to deliver a customer’s shipment are net-zero carbon—from the fulfillment center, to the packaging materials, to the mode of transportation that gets the package to the customer’s door.

•
Transportation. We plan to deploy 100,000 custom electric delivery vehicles by 2030. Our custom electric delivery vehicles hit the road testing with customer deliveries in Los Angeles in February 2021, and since have expanded to 15 additional U.S. cities, including San Francisco, Nashville, Tulsa, Minneapolis, Denver, and more. We are also investing in a variety of solutions to reduce carbon emissions of freight and air transport, including battery electric and hydrogen-powered trucks, compressed natural gas tractors, and sustainable aviation fuels and technologies.

•
Our Buildings. Amazon is working to reduce the carbon emissions associated with our buildings, from the carbon embodied in construction materials to the operational emissions from powering our activities. In 2020, we launched an in-depth study of our operations facilities to examine the energy intensity of our buildings and identify ways to reduce

2022 Proxy Statement       11

BOARD OF DIRECTORS INFORMATION
carbon through energy efficiency enhancements, new technologies, and sustainable building materials. We have started applying these insights across building types and are incorporating best practices into future building development plans.
•
Circular Economy and Driving Toward Zero Additional Packaging. Amazon is minimizing waste, increasing recycling, and providing options for our customers to reuse, repair, and recycle their products. We created our Frustration-Free Packaging program to encourage manufacturers to package their products in easy-to-open, 100% recyclable packaging, and since 2015, we have eliminated more than one million tons of packaging material and reduced the weight of outbound packaging by over 36%. We are improving the design and materials used for our packaging, reducing weight, and improving the composition of our plastic packaging to use less material and incorporate more recycled content.

•
Investing in Our Communities. Amazon supports our communities by providing access to food and basic needs, assisting in the COVID-19 community response, supporting disaster relief, and investing in access to computer science education. In 2021, we established the Amazon Housing Equity Fund to provide more than $2 billion in below-market loans and grants to preserve and create affordable homes for individuals and families earning moderate to low incomes in our three hometown communities—Washington state’s Puget Sound region; the Washington, D.C., and Arlington, Virginia, metropolitan areas; and Nashville, Tennessee.

•
Human Rights. Our commitment and approach to human rights are informed by leading international standards and frameworks developed by the United Nations (“UN”) and the International Labour Organization (“ILO”). Amazon is committed to respecting and supporting the UN Guiding Principles on Business and Human Rights, the UN Universal Declaration of Human Rights, the Core Conventions of the ILO, and the ILO Declaration on Fundamental Principles and Rights at Work. We have codified our commitment to human rights in our Amazon Global Human Rights Principles. We also publish Supply Chain Standards, which detail the requirements and expectations for our suppliers, their supply chains, and selling partners who list products in our stores, and they are grounded in principles of inclusivity, continuous improvement, and supply chain accountability. In addition, since 2020, we have worked with a sustainability and human rights consulting firm to identify salient human rights risks across our business, and we plan to use the assessment results to build on current practice and prioritize our human rights due diligence efforts. In 2020, we also conducted our first human rights impact assessment to assess the raw and recovered materials supply chain for Amazon-branded digital devices.

•
Human Capital. We support our employees through initiatives focusing on workplace health and safety, investments in benefits and opportunities, and employee engagement. We aim to be Earth’s safest place to work. In 2021, we invested over $300 million in safety improvements such as capital improvements, new safety technology, vehicle safety controls, and engineered ergonomic solutions. In January 2022, we also published our first safety report highlighting our commitment to and innovations in worker safety and disclosing key safety metrics. In the United States, we are a leader in providing our employees an average starting wage of more than $18 per hour, more than double the federal minimum wage. In addition, we provide numerous benefits to our employees, including comprehensive medical benefits, a 401(k) plan with a Company match, and up to 20 weeks of parental leave (birth parents are eligible for up to 20 weeks of leave and partners up to six).

•
Diversity, Equity, and Inclusion. We continue to prioritize pay equity and publish details on gender and racial/ethnic group pay statistics. When evaluating 2021 compensation, our reported data demonstrates that women globally and in the United States earned 99.8 cents and 99.9 cents, respectively, for every dollar that men earned performing the same jobs, and racial/ethnic minorities in the United States earned 99.2 cents for every dollar that white employees earned performing the same jobs. We are investing in internal and external programs to assist diverse leaders to advance into more senior roles. For example, we are one of the initial 12 launch employers participating in the Management Leadership for Tomorrow (“MLT”) Black Equity at Work Certification Program, which is a clear and comprehensive new standard that requires employers to assess and make meaningful progress toward achieving Black equity internally while supporting Black equity in society. Additionally, starting in 2020, our senior leadership team dove deep into the mechanisms we use to hire, develop, and promote employees, so that we can better identify opportunities to ensure equitable access for all. We also publicly announced ambitious 2020 and 2021 Company-wide goals for diversity, equity, and inclusion. We continue to inspect and refine the mechanisms we use to hire, develop, evaluate, and retain our employees to promote equity for all candidates and employees. Our 13 employee-led Affinity Groups, which engage employees across hundreds of chapters around the world, further foster our commitment to diversity, equity, and inclusion.

These ambitious and impactful goals and initiatives build on Amazon’s long-term commitment to sustainability, as well as our commitment to supporting our employees, partners in our supply chain, and our communities. These are just some examples of the many sustainability, environmental, social, and human capital initiatives we have underway, as we seek to

BOARD OF DIRECTORS INFORMATION
constantly invent across the Company. We encourage you to learn more about these initiatives and our progress towards meeting our goals by reviewing our sustainability report titled “Further and Faster, Together” and website at sustainability.aboutamazon.com, our safety report titled “Delivered with Care: Safety, Health, and Well-Being at Amazon” and website at safety.aboutamazon.com, our views on certain issues at www.aboutamazon.com/about-us/our-positions, and other postings on our “About Amazon” website at www.aboutamazon.com.
Shareholder Engagement
We believe that effective corporate governance includes year-round engagement with our shareholders and other stakeholders. We meet regularly with our shareholders, including both large and small investors, to discuss business strategy, performance, compensation philosophy, corporate governance, and environmental and social topics. In a typical year, we will engage with dozens of shareholders, including our largest shareholders, two to three times a year. This outreach is complementary to the hundreds of touchpoints our Investor Relations team has with shareholders each year. We find it beneficial to have ongoing dialogue with our shareholders throughout the year on a full range of investor priorities (instead of engaging with shareholders only prior to our annual meeting on issues to be voted on in the proxy statement). Depending on the circumstance, our lead director or another independent director may engage in these conversations with shareholders as well. In 2021, as part of our corporate governance engagement, we met with corporate governance representatives at shareholders owning over 35% of our stock (not counting the approximately 13% voted by our founder and Executive Chair) and responded to numerous letters from our investors. Our direct engagement with shareholders helps us better understand our shareholders’ priorities, perspectives, and issues of concern, while giving us an opportunity to elaborate on our many initiatives and practices and to address the extent to which various aspects of these matters are (or are not) significant given the scope and nature of our operations and our existing practices. We take insights from this feedback into consideration and regularly share them with our Board as we review and evolve our practices and disclosures.

2022 Proxy Statement       13

BOARD OF DIRECTORS INFORMATION
Board Meetings and Committees
The Board meets regularly during the year, and holds special meetings and acts by unanimous written consent whenever circumstances require. During 2021, there were 5 meetings of the Board. All incumbent directors attended at least 75% of the aggregate of the meetings of the Board and committees on which they served occurring during 2021. All directors then serving attended the 2021 Annual Meeting of Shareholders. In addition, during 2021, the Board participated in regularly scheduled teleconference discussions on various topics, generally on a monthly basis.
The Board has established an Audit Committee, a Leadership Development and Compensation Committee, and a Nominating and Corporate Governance Committee, each of which is comprised entirely of directors who meet the applicable independence requirements of the Nasdaq rules. The Committees keep the Board informed of their actions and provide assistance to the Board in fulfilling its oversight responsibility to shareholders. The table below provides current membership information as well as meeting information for the last fiscal year.
Name	Audit Committee	Leadership Development and Compensation Committee	Nominating and Corporate Governance Committee
Jeffrey P. Bezos
Andrew R. Jassy
Keith B. Alexander
Edith W. Cooper(1)
Jamie S. Gorelick
Daniel P. Huttenlocher
Judith A. McGrath
Indra K. Nooyi
Jonathan J. Rubinstein
Patricia Q. Stonesifer
Wendell P. Weeks
Total Meetings in 2021	7	6	4

Committee Chair

(1)
Ms. Cooper joined the Leadership Development and Compensation Committee on September 20, 2021.

The functions performed by these Committees, which are set forth in more detail in their charters, are summarized below.
Audit Committee

The Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to our financial statements and financial reporting process, the qualifications, independence, and performance of our independent auditors, the performance of our internal audit function, legal and regulatory matters, and our compliance policies and procedures. In addition, prior to the formation in 2022 of the ad hoc committee to oversee data protection and cybersecurity matters, the Audit Committee was responsible for oversight of such matters. The Board has designated each of Mr. Weeks and Mrs. Nooyi as an Audit Committee Financial Expert, as defined by Securities and Exchange Commission (“SEC”) rules.

BOARD OF DIRECTORS INFORMATION

Recent Focus Areas
During the past year, the Audit Committee met with management and reviewed matters that included:
•
the Company’s risk assessment and compliance functions;

•
data privacy and security;

•
public policy expenditures;

•
treasury and investment matters;

•
tax matters;

•
accounting industry issues;

•
the performance of our internal audit function;

•
the reappointment of our independent auditor; and

•
pending litigation.

The Audit Committee annually reviews the Company’s U.S. Political Engagement Policy and Statement and a report on the Company’s public policy expenditures. The Audit Committee also met with the auditors to review the scope and results of the auditor’s annual audit and quarterly reviews of the Company’s financial statements.

Leadership Development and Compensation Committee

The Leadership Development and Compensation Committee evaluates our programs and practices relating to talent and leadership development, reviews and establishes compensation of the Company’s executive officers, oversees management of risks for succession planning and our overall compensation program, including our equity-based compensation plans, and oversees the Company’s strategies and policies related to human capital management, all with a view towards maximizing long-term shareholder value. The Committee may engage compensation consultants but did not do so in 2021, and during 2021 reviewed and discussed peer company compensation benchmarking and surveys prepared by management and by a consulting firm hired by management to provide survey data. The Committee oversees the Company’s Code of Business Conduct and Ethics with respect to compliance with, and reports pursuant to, the Company’s workplace non-discrimination and anti-harassment policies. Additional information on the Committee’s processes and procedures for considering and determining executive compensation is contained in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Recent Focus Areas
During the past year, the Leadership Development and Compensation Committee met with management and reviewed matters that included:
•
the design, amounts, and effectiveness of the Company’s compensation of senior executives;

•
management succession planning;

•
the Company’s benefit and compensation programs;

•
the Company’s human resources programs, including review of workplace discrimination and harassment reports, worker safety and workplace conditions, and diversity, equity, and inclusion matters; and

•
feedback from the Company’s shareholder engagement.

2022 Proxy Statement       15

BOARD OF DIRECTORS INFORMATION
Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee reviews and assesses the composition and compensation of the Board, assists in identifying potential new candidates for director, recommends candidates for election as director, and oversees the Company’s environmental, social, and corporate governance policies and initiatives. The Nominating and Corporate Governance Committee also recommends to the Board compensation for newly elected directors and reviews director compensation as necessary.

Recent Focus Areas
During the past year, the Nominating and Corporate Governance Committee met with management and reviewed matters that included:
•
the Board’s composition, diversity, and skills in the context of identifying and evaluating new director candidates to join the Board;

•
the Board’s recruitment and self-evaluation processes;

•
Board compensation;

•
Board Committee membership and qualifications;

•
consideration of the Company’s policies and initiatives regarding the environment and sustainability, corporate social responsibility, and corporate governance; and

•
feedback from the Company’s shareholder engagement on the foregoing matters.

Director Nominations
The Nominating and Corporate Governance Committee considers candidates for director who are recommended by its members, by other Board members, by shareholders, and by management, as well as those identified by a third-party search firm retained to assist in identifying and evaluating possible candidates. Ms. Cooper was initially recommended to the Nominating and Corporate Governance Committee by a third-party search firm pursuant to a director recruitment process conducted in 2021. The Nominating and Corporate Governance Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons, as described above under “Director Nominee Diversity, Tenure, Skills, and Characteristics.”
Shareholder Recommendations for Directors
Shareholders wishing to submit recommendations for director candidates for consideration by the Nominating and Corporate Governance Committee must provide the following information in writing to the attention of the Secretary of Amazon.com, Inc. by certified or registered mail:
•
the name, address, and biography of the candidate, and an indication of whether the candidate has expressed a willingness to serve;

•
the name, address, and phone number of the shareholder or group of shareholders making the recommendation; and

•
the number of shares of common stock beneficially owned by the shareholder or group of shareholders making the recommendation, the length of time held, and to the extent any shareholder is not a registered holder of such securities, proof of such ownership.

To be considered by the Nominating and Corporate Governance Committee for the 2023 Annual Meeting of Shareholders, a director candidate recommendation must be received by the Secretary of Amazon.com, Inc. by December [•], 2022.
Our Bylaws provide a proxy access right for shareholders, pursuant to which a shareholder, or group of up to 20 shareholders, may include director nominees (representing up to 20% of the number of directors in office) in our proxy materials for annual meetings of our shareholders. To be eligible to utilize these proxy access provisions, the shareholder or group must have owned at least 3% of the aggregate of the issued and outstanding shares of our common stock continuously for at least the prior three years and must satisfy the additional eligibility, procedural, and disclosure requirements set forth in our Bylaws.

BOARD OF DIRECTORS INFORMATION
Compensation of Directors
Director Compensation Philosophy
Our directors do not receive cash compensation for their services as directors or as members of committees of the Board, but we pay reasonable expenses incurred for attending meetings. At the discretion of the Board, directors are eligible to receive stock-based awards under the 1997 Stock Incentive Plan (the “1997 Plan”). Similar to compensation for our employees, the compensation for our Board members is aligned with long-term value creation because it consists solely of restricted stock unit awards that have three-year vesting periods. Likewise, because our compensation program is designed to promote long-term performance and operate over a period of years, directors typically do not receive stock-based awards every year, and instead have in the past received awards only once every three years. Our Board members’ compensation will be negatively impacted if our stock price declines and will be favorably impacted if the stock performs beyond the initial stock price at grant date. By not accepting cash compensation, only restricted stock unit awards, the Board sets a tone at the top that compensation should be based on long-term value creation.
2021 Stock Awards
Based on the Nominating and Corporate Governance Committee’s recommendation, the Board approved restricted stock unit awards for: (1) 285 shares to Ms. Cooper on September 20, 2021, vesting in three equal annual installments on November 15, 2022, November 15, 2023, and November 15, 2024; and (2) 285 shares to Mr. Weeks on November 11, 2021, vesting in three equal annual installments on February 15, 2023, February 15, 2024, and February 15, 2025. The September and November 2021 awards were designed to provide approximately $318,000 in compensation annually, based on an assumed value of the restricted stock units vesting in each year, which compensation represents the 50th percentile for annual director compensation among a group of peer companies. When determining the amount and vesting schedule for directors’ restricted stock unit awards, the Nominating and Corporate Governance Committee and Board have not varied awards based on specific committee service.
Each grant compensates for future performance, and no portion of a restricted stock unit award vests until the year after it is granted. If a director leaves the Board prior to a vest date for any reason, he or she will forfeit all or any portion of the restricted stock unit award that has not previously vested.

2022 Proxy Statement       17

BOARD OF DIRECTORS INFORMATION
The following table sets forth for the year ended December 31, 2021 all compensation reportable for directors who served during 2021, as determined by SEC rules.
Director Compensation for 2021
Name	Stock Awards(1)
Jeffrey P. Bezos(2)	$—
Andrew R. Jassy(2)	—
Keith B. Alexander(3)	—
Rosalind G. Brewer(4)	—
Edith W. Cooper(5)	958,171
Jamie S. Gorelick(6)	—
Daniel P. Huttenlocher(7)	—
Judith A. McGrath(8)	—
Indra K. Nooyi(9)	—
Jonathan J. Rubinstein(7)	—
Thomas O. Ryder(7)	—
Patricia Q. Stonesifer(7)	—
Wendell P. Weeks(10)	999,026

(1)
Stock awards are reported at aggregate grant date fair value as determined under applicable accounting standards. The grant date fair value for restricted stock units as reported in the table above is determined based on the number of shares granted multiplied by the average of the high and the low trading price of common stock of the Company on the grant date, without regard to the fact that the grants vest over three years. See Note 1, “Description of Business, Accounting Policies, and Supplemental Disclosures—Stock-Based Compensation,” in Item 8, “Financial Statements and Supplementary Data,” in our 2021 Annual Report on Form 10-K.

(2)
Mr. Bezos and Mr. Jassy did not receive any compensation for their services as directors in addition to their compensation for services as executives.

(3)
Gen. Alexander held 192 unvested restricted stock units as of December 31, 2021.

(4)
Ms. Brewer, who ceased to serve as a director in February 2021, did not hold any unvested restricted stock units as of December 31, 2021.

(5)
Ms. Cooper held 285 unvested restricted stock units as of December 31, 2021.

(6)
Ms. Gorelick held 294 unvested restricted stock units as of December 31, 2021.

(7)
Ms. Stonesifer and Messrs. Huttenlocher, Rubinstein, and Ryder each held 172 unvested restricted stock units as of December 31, 2021. Mr. Ryder’s unvested restricted stock units were cancelled as of such date when he retired as a director.

(8)
Ms. McGrath held 192 unvested restricted stock units as of December 31, 2021.

(9)
Mrs. Nooyi held 183 unvested restricted stock units as of December 31, 2021.

(10)
Mr. Weeks held 475 unvested restricted stock units as of December 31, 2021.

ITEM 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

Under the rules and regulations of the SEC and Nasdaq, the Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent auditors. In addition, the Audit Committee considers the independence of our independent auditors and participates in the selection of the independent auditor’s lead engagement partner. The Audit Committee has appointed, and, as a matter of good corporate governance, is requesting ratification by the shareholders of the appointment of, the registered public accounting firm of Ernst & Young LLP (“E&Y”) to serve as independent auditors for the fiscal year ending December 31, 2022. E&Y has served as our independent auditor since 1996. The Audit Committee considered a number of factors in determining whether to re-engage E&Y as the Company’s independent registered public accounting firm, including the length of time the firm has served in this role, the firm’s professional qualifications and resources, the firm’s past performance, and the firm’s capabilities in handling the breadth and complexity of our business, as well as the potential impact of changing independent auditors.
The Board of Directors and the Audit Committee believe that the continued retention of E&Y as the Company’s independent auditor is in the best interests of the Company and its shareholders. If shareholders do not ratify the selection of E&Y, the Audit Committee will evaluate the shareholder vote when considering the selection of a registered public accounting firm for the audit engagement for the 2023 fiscal year. In addition, if shareholders ratify the selection of E&Y as independent auditors, the Audit Committee may nevertheless periodically request proposals from the major registered public accounting firms and as a result of such process may select E&Y or another registered public accounting firm as our independent auditors.
Why We Recommend You Support This Proposal

•
The Audit Committee undertakes a robust evaluation process each year to confirm that the retention of E&Y as our independent auditor continues to be in our shareholders’ best interests.

•
E&Y has served as our independent auditor since 1996, which provides the firm with a deep understanding, and the ability to handle the breadth and complexity, of our business.

•
E&Y provides only limited services other than audit and audit-related services.

The Board of Directors recommends a vote “FOR” ratification of the appointment of E&Y as our independent auditors for the fiscal year ending December 31, 2022.

2022 Proxy Statement       19

AUDITORS
Representatives of E&Y are expected to participate in the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions from shareholders.
Fee Information
The table below sets forth the aggregate audit fees billed and expected to be billed by E&Y for the indicated fiscal year and the fees billed and expected to be billed by E&Y for all other services rendered during the indicated fiscal year:
	Fiscal 2021	Fiscal 2020
Audit Fees	$29,364,000	$26,608,000
Audit-Related Fees	5,667,000	4,200,000
Tax Fees	0	0
All Other Fees	325,000	95,000
Total Fees	35,356,000	30,903,000
Audit Fees
Audit fees include the aggregate fees for the audit of our annual consolidated financial statements and internal controls, and the reviews of each of the quarterly consolidated financial statements included in our Forms 10-Q. These fees also include statutory and other audit work performed with respect to certain of our subsidiaries.
Audit-Related Fees
Audit-related fees include accounting advisory services related to the accounting treatment of transactions or events, including acquisitions, and to the adoption of new accounting standards, as well as additional procedures related to accounting records performed to comply with regulatory reporting requirements and to provide certain attest reports.
Tax Fees
Tax fees, if any, include tax compliance services and assistance with federal and provincial tax-related matters for certain international entities.
All Other Fees
All other fees were for advisory services related to sustainability reporting.
Pre-Approval Policies and Procedures
All of the fees described above were approved by the Audit Committee. The Audit Committee is responsible for overseeing the audit fee negotiations associated with the retention of E&Y to perform the audit of our annual consolidated financial statements and internal controls. The Audit Committee has adopted a pre-approval policy under which the Audit Committee approves in advance all audit and non-audit services to be performed by our independent auditors. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with the SEC’s rules on auditor independence. In accordance with the pre-approval policy, the Audit Committee has pre-approved certain specified audit and non-audit services to be provided by E&Y if they are initiated within 18 months after the date of the pre-approval (or within such other period from the date of pre-approval as may be provided). If there are any additional

AUDITORS
services to be provided, a request for pre-approval must be submitted by management to the Audit Committee for its consideration under the policy. Finally, in accordance with the pre-approval policy, the Audit Committee has delegated pre-approval authority to each of its members. Any member who exercises this authority must report any pre-approval decisions to the Audit Committee at its next meeting.
Audit Committee Report
The Audit Committee is composed solely of independent directors meeting the applicable requirements of the Nasdaq rules. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements, and for the reporting process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Company’s independent auditors are engaged to audit and report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting.
In this context, the Audit Committee reviewed and discussed with management and the independent auditors the audited financial statements for the year ended December 31, 2021 (the “Audited Financial Statements”), management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and the independent auditors’ evaluation of the Company’s system of internal control over financial reporting. The Audit Committee has discussed with Ernst & Young LLP, the Company’s independent auditors, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence.
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the Securities and Exchange Commission.
The Audit Committee
Keith B. Alexander
Indra K. Nooyi
Wendell P. Weeks

2022 Proxy Statement       21

ITEM 3—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

We are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables and narrative.
As described in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Leadership Development and Compensation Committee has structured our executive compensation program to tie total compensation to long-term performance that supports shareholder value, as reflected primarily in our stock price.
We believe our compensation philosophy has served our employees and shareholders well, since as of the end of 2021, our stock price had increased approximately 30,716% over twenty years (a compound annual growth rate of 33%), 1,826% over ten years, 345% over five years, and 122% over three years.
In addition, since our 2021 Annual Meeting of Shareholders, we contacted shareholders owning approximately 35% of our stock (not counting the approximately 13% voted by our founder and Executive Chair) and met with shareholders owning over 30% of our stock specifically to discuss executive compensation. During these meetings we discussed, among other things, the elements, design, and operation of our executive compensation program, the processes undertaken by the Leadership Development and Compensation Committee, and the details of the 2021 equity awards to our named executive officers. Over the course of these meetings, we heard a wide range of views, with most of our largest investors indicating that they understand and appreciate the long-term, owner-oriented nature of our stock awards and how these awards support our operations and culture. A small minority of investors expressed the view that the Company should be granting smaller equity awards with payouts conditioned on discrete performance goals. However, these shareholders did not have a clear consensus, and in many cases did not have suggestions, for specific performance criteria or specific peer group comparisons that would be appropriate for Amazon. Other shareholders did not express either a positive or negative position on our executive compensation.
We urge shareholders to read the “Compensation Discussion and Analysis,” as well as the Summary Compensation Table and related compensation tables and narrative, which provide detailed information on the compensation of our named executive officers. The Leadership Development and Compensation Committee and the Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executive officers has supported and contributed to our success.
This item is being presented pursuant to Section 14A of the Securities Exchange Act of 1934, as amended. After the 2022 Annual Meeting, our next advisory vote on executive compensation will occur at our 2023 Annual Meeting of Shareholders. Although this advisory vote is not binding, the Leadership Development and Compensation Committee will consider the voting results when evaluating our executive compensation program.

Why We Recommend You Support This Proposal

•
Our executive compensation philosophy focuses on the true long-term success of our business, not on isolated one-, two-, or three-year goals that encompass only a limited and selective portion of our objectives and that can reward executives with above-target payouts even when the stock price remains flat or declines.

•
Our emphasis on periodic grants of time-vested restricted stock units that vest over the long term perfectly aligns our executives’ compensation with the returns we deliver to shareholders.

•
Having considered other approaches to structuring executive compensation arrangements, we remain committed to the structure of our executive compensation because it has worked effectively, having allowed us to:

✓
attract and retain incredibly talented people who have guided our business through countless challenges;

✓
develop our business in ways that we could not have conceived a few years earlier, including initiatives that later became AWS, Kindle, Alexa, and our robust third-party seller business;

✓
make long-term commitments to sustainability and other environmental, social, and human capital initiatives and goals; and

✓
deliver strong long-term returns to our shareholders.

The Board of Directors recommends a vote “FOR” approval, on an advisory basis, of our executive compensation as described in this Proxy Statement.

2022 Proxy Statement       23

ITEM 4—APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 20-FOR-1 SPLIT OF THE COMPANY’S COMMON STOCK AND A PROPORTIONATE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

We are asking shareholders to approve a 20-for-1 split of the Company’s common stock (the “Stock Split”), along with a proportionate increase in the number of authorized shares of common stock from 5 billion to 100 billion, to be effected through an amendment to the Company’s Restated Certificate of Incorporation (the “Proposed Amendment”). Specifically, the Proposed Amendment, which the Board has approved and declared advisable, would amend the first sentence of and add two additional sentences to Article 4 as follows:
The total authorized stock of the corporation shall consist of ~~5,000,000,000~~ 100,000,000,000 shares of Common Stock having a par value of  $.01 per share and 500,000,000 shares of Preferred Stock having a par value of  $.01 per share. Upon the effectiveness of the Certificate of Amendment of the Restated Certificate of Incorporation adding this sentence (the “Effective Time”), each issued share of Common Stock immediately prior to the Effective Time shall automatically be subdivided and reclassified into 20 shares of Common Stock. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been subdivided and reclassified.
Purpose and Effect of Proposed Stock Split
The Board anticipates that the increase in the number of outstanding shares resulting from the Stock Split will reset the market price of the common stock in a range that would give our employees more flexibility in how they manage their equity in Amazon and make the common stock more accessible for anyone who wants to invest in Amazon.
If the Proposed Amendment is adopted, each shareholder of record at the close of business on the Effective Date (as defined below) will become the record owner of 19 additional shares of common stock for each share of common stock then owned of record by such shareholder. All shares issued as a result of the Stock Split will be issued in book-entry form, either through the Direct Registration System (“DRS”) or as a credit to an existing account of a shareholder of record. Consequently, certificates representing shares of common stock currently issued should be retained by each shareholder and should not be returned to the Company or to its transfer agent, as it will not be necessary to submit outstanding certificates for exchange.
In connection with the Stock Split, and pursuant to the anti-dilution adjustment provisions in the Company’s equity compensation plans, including the Company’s 1997 Stock Incentive Plan, as amended and restated, the Company’s 1999 Nonofficer Employee Stock Option Plan, as amended and restated, and any other equity incentive plan or arrangement maintained by the Company, proportionate adjustments will be made to the number of shares of common stock that remain available for issuance pursuant to such plans, as well as to the outstanding awards under such plans. Specifically, the number of shares that remain available for issuance pursuant to such plans as well as the per-person annual award limits set forth in such plans will increase by a multiple of 20, the number of shares subject to outstanding awards under such plans will increase by a multiple of 20, and the exercise price per share of stock options granted under such plans will be divided by 20.
If the Proposed Amendment is adopted, the amount of the Company’s common stock account as reflected in the Company’s consolidated financial statements will be increased to reflect the additional shares issued at a par value of  $0.01 per share, and the amount of the additional paid-in capital account will be reduced by the same amount, with no overall net effect on total stockholders’ equity.
Purpose and Effect of Increasing the Number of Authorized Shares of Common Stock
The Proposed Amendment would increase the number of authorized shares of common stock of the Company from 5 billion to 100 billion. The additional 95 billion shares would be a part of the existing class of common stock and, if and when issued, would have rights identical to the currently outstanding common stock of the Company. The Proposed Amendment would not affect the preferred stock, for which there are currently no shares outstanding.
The primary purpose of increasing the number of authorized shares of common stock is to facilitate the Stock Split. As of December 31, 2021, there were approximately 509 million shares of common stock outstanding and approximately 97 million shares reserved for issuance under the Company’s equity compensation plans. Accordingly, approximately 4.4 billion shares of common stock remained available for issuance, which number is insufficient to effectuate the Stock Split.
A proportionate increase in the number of authorized shares of common stock would also have the additional benefit of preserving the relative proportion of outstanding or reserved shares to unissued shares of common stock. Except for shares reserved for issuance under existing equity compensation plans and shares that would be issued pursuant to the Stock Split, the Board has no current plans to issue additional shares of common stock. The Board has not proposed the increase in authorized shares of common stock in order to discourage tender offers or takeover attempts of the Company. However, the availability of these authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest, or other attempt to obtain control of the Company.
Effective Date of Proposed Amendment and Issuance of Shares for Stock Split
If shareholders approve the Proposed Amendment, the Company intends to file a certificate of amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, and the Proposed Amendment will become effective at the time of that filing (such date, the “Effective Date”). The Company has announced that the Effective Date will be May 27, 2022, and that such additional shares will be reflected in accounts for shareholders of record on or about June 3, 2022 (such date, the “Distribution Date”). The Board reserves the right, notwithstanding shareholder approval of the Proposed Amendment, and without further action by the shareholders, to elect not to proceed with the amendment if, at any time prior to filing the amendment, the Board determines that it is no longer in the best interests of the Company and its shareholders to proceed with the Stock Split.
Please do not destroy or send your existing stock certificates to the Company. If the Proposed Amendment is adopted, those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you. All shares issued as a result of the Stock Split will be issued in book-entry form, either through DRS or as a credit to an existing stockholder of record account. You will receive information about the additional shares to which you are entitled on or around the Distribution Date.
Why We Recommend You Support This Proposal

•
The Stock Split would give our employees more flexibility in how they manage their equity in Amazon and make the common stock more accessible for anyone who wants to invest in Amazon.

•
The proportionate increase in the number of authorized shares of common stock would also have the additional benefit of preserving the relative proportion of outstanding or reserved shares to unissued shares of common stock.

The Board of Directors recommends a vote “FOR” the amendment to the Company’s Restated Certificate of Incorporation to effect a 20-for-1 split of the Company’s common stock and a proportionate increase in the number of authorized shares of common stock.

2022 Proxy Statement       25

SHAREHOLDER PROPOSALS
We believe that effective corporate governance includes year-round engagement with our shareholders and other stakeholders. We meet regularly with both large and small investors to discuss business strategy, performance, compensation philosophy, corporate governance, and environmental and social topics. This direct engagement helps us better understand our shareholders’ priorities, perspectives, and issues of concern, while giving us an opportunity to elaborate on our many initiatives and practices and to address the extent to which various aspects of these matters are (or are not) significant given the scope and nature of our operations and our existing practices. We take insights from this feedback into consideration and regularly share them with our Board as we review and evolve our practices and disclosures.
Items 5 through 13 are shareholder proposals that will be voted on at the Annual Meeting only if properly presented by or on behalf of the shareholder proponent. Some of these proposals contain assertions that we believe are incorrect, and we have not attempted to refute all of the inaccuracies.
This year, certain of the shareholder proposals relate to environmental, sustainability, workforce and human capital management, social, or governance issues, often requesting that we prepare a report, adopt a policy, or take some other particular action. In many cases, we already support some of the initiatives or share the concerns addressed in such proposals, and we often already have taken actions that we believe address the underlying concerns of a proposal or that report on those aspects of a matter that are most relevant to us, but we may disagree with how the proposal seeks to prescribe the manner in which we approach or report on the issue. In some cases, we have already published the substantive information requested by proposals, but the proponents have nevertheless declined to withdraw their proposals.
The following are some of Amazon’s goals and initiatives highlighted on our website and in our sustainability report titled “Further and Faster, Together,” which also includes our reporting under the SASB, TCFD, and UN Guiding Principles on Business and Human Rights reporting frameworks:
•
The Climate Pledge. With our co-founder Global Optimism, in 2019 we announced The Climate Pledge, a commitment to be net-zero carbon across our business by 2040, a decade ahead of the Paris Agreement’s goal of 2050. We are proud that more than 300 companies across 51 industries and 29 countries have joined The Climate Pledge. As part of this commitment, we publish our carbon footprint and calculation methodology, and we have joined the Science Based Targets Initiative, reaffirming our commitment to reduce carbon emissions in line with our ongoing science-based approach to tackle climate change. Amazon also launched The Climate Pledge Fund in 2020 to support the development of sustainable and decarbonizing technologies and services. This dedicated investment program—with an initial $2 billion in funding—invests in visionary companies whose products and solutions are expected to facilitate the transition to a low-carbon economy. In addition, we established the Right Now Climate Fund, a $100 million fund to remove or avoid carbon emissions by restoring and conserving forests, wetlands, and grasslands around the world.

•
Renewable Energy. We are on a path to powering our operations with 100% renewable energy by 2025—five years ahead of our original target of 2030. In 2020, we reached 65% renewable energy across our business and became the world’s largest corporate purchaser of renewable energy.

•
Shipment Zero. Shipment Zero is our goal of delivering 50% of Amazon shipments with net-zero carbon by 2030. Shipment Zero means that the fulfillment operations we undertake to deliver a customer’s shipment are net-zero carbon—from the fulfillment center, to the packaging materials, to the mode of transportation that gets the package to the customer’s door.

•
Transportation. We plan to deploy 100,000 custom electric delivery vehicles by 2030. Our custom electric delivery vehicles hit the road testing with customer deliveries in Los Angeles in February 2021, and since have expanded to 15 additional U.S. cities, including San Francisco, Nashville, Tulsa, Minneapolis, Denver, and more. We are also investing in a variety of solutions to reduce carbon emissions of freight and air transport, including battery electric and hydrogen-powered trucks, compressed natural gas tractors, and sustainable aviation fuels and technologies.

•
Our Buildings. Amazon is working to reduce the carbon emissions associated with our buildings, from the carbon embodied in construction materials to the operational emissions from powering our activities. In 2020, we launched an in-depth study of our operations facilities to examine the energy intensity of our buildings and identify ways to reduce

SHAREHOLDER PROPOSALS
carbon through energy efficiency enhancements, new technologies, and sustainable building materials. We have started applying these insights across building types and are incorporating best practices into future building development plans.
•
Circular Economy and Driving Toward Zero Additional Packaging. Amazon is minimizing waste, increasing recycling, and providing options for our customers to reuse, repair, and recycle their products. We created our Frustration-Free Packaging program to encourage manufacturers to package their products in easy-to-open, 100% recyclable packaging, and since 2015, we have eliminated more than one million tons of packaging material and reduced the weight of outbound packaging by over 36%. We are improving the design and materials used for our packaging, reducing weight, and improving the composition of our plastic packaging to use less material and incorporate more recycled content.

•
Investing in Our Communities. Amazon supports our communities by providing access to food and basic needs, assisting in the COVID-19 community response, supporting disaster relief, and investing in access to computer science education. In 2021, we established the Amazon Housing Equity Fund to provide more than $2 billion in below-market loans and grants to preserve and create affordable homes for individuals and families earning moderate to low incomes in our three hometown communities—Washington state’s Puget Sound region; the Washington, D.C., and Arlington, Virginia, metropolitan areas; and Nashville, Tennessee.

•
Human Rights. Our commitment and approach to human rights are informed by leading international standards and frameworks developed by the UN and the ILO. Amazon is committed to respecting and supporting the UN Guiding Principles on Business and Human Rights, the UN Universal Declaration of Human Rights, the Core Conventions of the ILO, and the ILO Declaration on Fundamental Principles and Rights at Work. We have codified our commitment to human rights in our Amazon Global Human Rights Principles. We also publish Supply Chain Standards, which detail the requirements and expectations for our suppliers, their supply chains, and selling partners who list products in our stores, and they are grounded in principles of inclusivity, continuous improvement, and supply chain accountability. In addition, since 2020, we have worked with a sustainability and human rights consulting firm to identify salient human rights risks across our business, and we plan to use the assessment results to build on current practice and prioritize our human rights due diligence efforts. In 2020, we also conducted our first human rights impact assessment to assess the raw and recovered materials supply chain for Amazon-branded digital devices.

•
Human Capital. We support our employees through initiatives focusing on workplace health and safety, investments in benefits and opportunities, and employee engagement. We aim to be Earth’s safest place to work. In 2021, we invested over $300 million in safety improvements such as capital improvements, new safety technology, vehicle safety controls, and engineered ergonomic solutions. In January 2022, we also published our first safety report highlighting our commitment to and innovations in worker safety and disclosing key safety metrics. In the United States, we are a leader in providing our employees an average starting wage of more than $18 per hour, more than double the federal minimum wage. In addition, we provide numerous benefits to our employees, including comprehensive medical benefits, a 401(k) plan with a Company match, and up to 20 weeks of parental leave (birth parents are eligible for up to 20 weeks of leave and partners up to six).

•
Diversity, Equity, and Inclusion. We continue to prioritize pay equity and publish details on gender and racial/ethnic group pay statistics. When evaluating 2021 compensation, our reported data demonstrates that women globally and in the United States earned 99.8 cents and 99.9 cents, respectively, for every dollar that men earned performing the same jobs, and racial/ethnic minorities in the United States earned 99.2 cents for every dollar that white employees earned performing the same jobs. We are investing in internal and external programs to assist diverse leaders to advance into more senior roles. For example, we are one of the initial 12 launch employers participating in the MLT Black Equity at Work Certification Program, which is a clear and comprehensive new standard that requires employers to assess and make meaningful progress toward achieving Black equity internally while supporting Black equity in society. Additionally, starting in 2020, our senior leadership team dove deep into the mechanisms we use to hire, develop, and promote employees, so that we can better identify opportunities to ensure equitable access for all. We also publicly announced ambitious 2020 and 2021 Company-wide goals for diversity, equity, and inclusion. We continue to inspect and refine the mechanisms we use to hire, develop, evaluate, and retain our employees to promote equity for all candidates and employees. Our 13 employee-led Affinity Groups, which engage employees across hundreds of chapters around the world, further foster our commitment to diversity, equity, and inclusion.

These ambitious and impactful goals and initiatives build on Amazon’s long-term commitment to sustainability, as well as our commitment to supporting our employees, partners in our supply chain, and our communities. These are just some examples of the many sustainability, environmental, social, and human capital initiatives we have underway, as we seek to constantly invent across the Company.

2022 Proxy Statement       27

SHAREHOLDER PROPOSALS
For these reasons, we generally oppose proposals requesting other specific reports, policies, or initiatives as they do not take into account the actions we are already taking or have already reported on to address such issues, the decisions we have made in prioritizing our initiatives, or the unique and evolving nature of our operations. We devote significant time and resources to enhancing transparency about these initiatives and our progress towards meeting our goals. We encourage you to review our sustainability report titled “Further and Faster, Together” and website at sustainability.aboutamazon.com, our safety report titled “Delivered with Care: Safety, Health, and Well-Being at Amazon” and website at safety.aboutamazon.com, our views on certain issues at www.aboutamazon.com/about-us/our-positions, and other postings on our “About Amazon” website at www.aboutamazon.com.
We will promptly provide each shareholder proponent’s name, address, and, to our knowledge, share ownership upon a shareholder’s oral or written request to the Corporate Secretary of Amazon.com, Inc. at Amazon.com, Inc., 410 Terry Avenue North, Seattle, Washington 98109.

SHAREHOLDER PROPOSALS
ITEM 5—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER DUE DILIGENCE

Beginning of Shareholder Proposal and Statement of Support:
Customer Due Diligence
2022 - Amazon.com, Inc.
Resolved: Shareholders request the Board of Directors commission an independent third-party report, at reasonable cost and omitting proprietary information, assessing Amazon’s customer due diligence process to determine whether customers’ use of its products and services with surveillance, computer vision, or cloud storage capabilities contributes to human rights violations.
Whereas: Amazon Web Services (AWS) is a leading cloud provider that serves multiple government customers with a history of human rights abuses, and Amazon’s surveillance technologies may enable mass surveillance globally.
“Know Your Customer” due diligence mitigates clients’ risks and human rights impacts and informs business decision-making.1 It reveals whether technologies will be used to facilitate governmental human or civil rights or civil liberties violations.2 The Atlantic Council recommended the United States and NATO “create know-your-customer (KYC) policies” with surveillance companies.3 The United Nations found that states and businesses have “often rushed to incorporate AI applications, failing to carry out due diligence.”4
Inadequate due diligence presents material privacy and data security risks, as well as legal, regulatory, and reputational risks. These risks are present even if surveillance products are used according to Amazon’s guidelines. Amazon fails to address how its facial analysis products enable discrimination.5 Even after police used Amazon’s Ring to surveil anti-racist protesters6 and a UK court found Ring infringed customer privacy,7 Ring continues to expand its thousands of police partnerships.8 Senators expressed concerns9 that Amazon’s palm recognition payment system violates privacy.10 In 2021, Amazon was fined $887 million for violating the European Union General Data Protection Regulation.11
Amazon’s government and government-affiliated customers and suppliers with a history of rights-violating behavior pose risks to the company, including:
•
U.S. immigration enforcement agencies use AWS in detention and deportation programs;

•
AWS will host the Department of Homeland Security’s biometric database, which will impact millions of immigrants’ and citizens’ “ability to exercise their rights to protest, assemble, associate, and to live their daily lives”;

•
Amazon has purchased thermal cameras from Chinese technology firm Dahua,12 which was blacklisted by the U.S. Government due to its role in the mass surveillance, internment, torture, and forced labor of the ethnic Uyghur minority;

•
The Israeli military and government’s “Project Nimbus”, protested by Amazon employees,13 uses AWS to support and expand the apartheid system under which Palestinians in occupied territory are surveilled, unlawfully detained and tortured, and subjected to acts of forced displacement.14 The Israel Land Authority plans to use AWS as it expands illegal settlements and enforces segregation; and

•
The United Arab Emirates government, which deploys a state surveillance apparatus against human rights defenders, journalists, and political dissidents, will partner with Amazon to develop three data centers in 2022.

Amazon’s existing policies15 appear insufficient in preventing customer misuse and establishing effective oversight, yet Amazon continues releasing surveillance products.

1
https://www.humanrights.dk/sites/humanrights.dk/files/media/document/Phase%204_%20Impact%20prevent

2
https://www.eff.org/deeplinks/2018/07/should-your-company-help-ice-know-your-customer-standards-evaluating-domestic

3
https://www.atlanticcouncil.org/wp-content/uploads/2021/11/Surveillance-Technology-at-the-Fair.pdf

4
https://www.ohchr.org/EN/NewsEvents/Pages/DisplayNews.aspx?NewsID=27469&LangID=E

5
https://venturebeat.com/2021/09/03/bias-persists-in-face-detection-systems-from-amazon-microsoft-and-google/

6
https://www.eff.org/deeplinks/2021/02/lapd-requested-ring-footage-black-lives-matter-protests

2022 Proxy Statement       29

SHAREHOLDER PROPOSALS
7
https://www.digitalcameraworld.com/news/your-amazon-ring-camera-could-land-you-in-trouble-with-the-law-after-shock-ruling

8
https://www.theverge.com/2021/1/31/22258856/amazon-ring-partners-police-fire-security-privacy-cameras

9
https://www.klobuchar.senate.gov/public/_cache/files/5/e/5ebfd9e0-b230-4a86-8db4-09cacd0c25a6/0DA3E8409AD9EB20E056BC005E5858B1.8.12.21-letter-
to-amazon.pdf

10
https://news.sky.com/story/amazon-introduces-palm-swiping-technology-to-concert-venue-in-us-12407679

11
https://www.theverge.com/2021/7/30/22601661/amazon-gdpr-fine-cnpd-marketplace-antitrust-data

12
https://www.theguardian.com/technology/2020/apr/29/amazon-thermal-cameras-china-dahua

13
https://www.theguardian.com/commentisfree/2021/oct/12/google-amazon-workers-condemn-project-nimbus-israeli-military-contract

14
https://www.un.org/unispal/wp-content/uploads/2020/06/AHRC43NGO185.pdf ; https://www.hrw.org/report/2021/04/27/threshold-crossed/israeli-authorities-and-crimes-apartheid-and-persecution#

15
https://sustainability.aboutamazon.com/people/human-rights/principles ; https://ir.aboutamazon.com/corporate-governance/documents-and-charters/code-of-business-conduct-and-ethics/default.aspx ; https://aws.amazon.com/agreement/

End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 5

Why We Recommend You Vote Against This Proposal

•
Amazon’s technology products and services can be used to solve complex problems that benefit society. Since being introduced in 2016, non-profit, advocacy, and government groups have used Amazon Rekognition’s facial recognition capabilities to protect human rights, including tracking and stopping child exploitation and rescuing victims of human trafficking, as well as locating hundreds of missing children. Similarly, Ring strives to fulfill its mission to make neighborhoods safer, including by inventing home security products that solve real customer problems and by assisting community members in sharing important safety information and connecting with each other.

•
Amazon is committed to the responsible use of our artificial intelligence and machine learning (AI/ML) products and services. We have been consistent and proactive in our efforts to address concerns and mitigate the risk of misuse through policy and advocacy efforts, customer contractual requirements and training, consultation with third party experts, and other policies and practices. We have implemented a moratorium on police use of Amazon Rekognition’s facial comparison feature for criminal investigations. We believe this moratorium will give governments time to implement appropriate rules, and we stand ready to help with any such initiatives. As part of a commitment to improving its products and services by listening to feedback from community stakeholders and independent experts, Ring has conducted a civil rights and civil liberties audit with the Policing Project at New York University School of Law.

•
While we have been updating our technology and enhancing safeguards, this proposal has recited the same years-old claims and mischaracterizations, even though in the more than five years AWS has been offering Amazon Rekognition AWS has never received a report of Amazon Rekognition being misused in the manner posited in this proposal. Contrary to the proponent’s mischaracterization, it is not a surveillance system.

Amazon’s Technology Products and Services Have the Capability to Solve Complex Problems and Benefit Society
When used properly and responsibly, the technology products and services offered by Amazon provide material benefits to society and the communities and organizations that use them. For example, since being introduced in 2016, non-profit, advocacy, and government groups have used Amazon Rekognition’s facial recognition capabilities to protect human rights, including tracking and stopping child exploitation and rescuing victims of human trafficking, as well as locating hundreds of missing children. It has also been used to build educational apps, enhance security through multi-factor authentication, identify suggestive or explicit website content in order to block or remove those images, and provide identity verification as part of mobile banking services for underbanked individuals in emerging geographies. Similarly, Ring strives to fulfill its mission to make neighborhoods safer, including by inventing home security products that solve real customer problems and assisting community members in sharing important safety information and connecting with each other. These are just a few of the numerous beneficial applications of these technologies.

SHAREHOLDER PROPOSALS
We Are Committed to the Responsible Use of Our AI/MI Products and Services and Have Taken Numerous Actions to Address Concerns Around Potential Misuse of Rekognition and Ring Products
Since introducing Amazon Rekognition, we have been consistent and proactive in our efforts to address concerns and mitigate the risk of misuse through policy and advocacy efforts, customer contractual requirements and training, consultation with third party experts, and other policies and practices. We understand the risks associated with potential misuse of facial recognition technology and, in connection with extensive discussions with customers, researchers, academics, policymakers, and civil society groups, we have taken the following actions to review and address concerns around potential misuse:
•
Implemented Police Moratorium. In June 2020, AWS implemented a moratorium on use of Amazon Rekognition’s face comparison feature by police departments in connection with criminal investigations and, in May 2021, AWS announced the indefinite extension of that moratorium. We believe this moratorium will give governments time to implement appropriate rules, and we stand ready to help with any such initiatives. Since this announcement, several United States state and local jurisdictions have introduced, debated, and implemented such laws, and we anticipate additional activity and progress in this area. We support the calls for an appropriate national legislative framework that protects individual civil rights and ensures that governments are transparent in their use of facial recognition technology, and have provided guidance to those thinking about these issues.1

•
Actively Engage in Policy Discussions. Amazon believes that facial recognition technology should not be banned or condemned simply because there is a potential that people may misuse it. Many technologies, like cell phones or cameras, could also be misused. Instead, as we have made clear in our statement of positions, “we think that governments and lawmakers should act to regulate the use of this technology to ensure it’s used appropriately, and we have proposed guidelines for effective regulatory frameworks and guardrails that protect individual civil rights and ensures that governments are transparent in their application of the technology.”2 In addition to our implementation of the moratorium on police use and legal terms for law enforcement use, AWS continues to engage with a large number of diverse stakeholders on these issues, including civil society groups, academia, policymakers, and law enforcement officials.

•
Dedicate Significant Resources to Machine Learning Accuracy and Bias Mitigation. AWS dedicates significant resources to testing, auditing, and improving its technology so that it is constantly learning and improving accuracy, including providing diverse perspectives on its technology development teams, using training data sets that reflect gender, racial, ethnic, religious, and cultural diversity, and incorporating feedback from third parties. We have science and technical experts who help promote fairness in our products and services, including helping to design, test, and audit our services for fairness and accuracy and to mitigate potential bias, and who publish academic papers and provide thought leadership in this area.3 AWS also makes available capabilities that help customers detect bias in ML models and increase transparency by helping explain model behavior to stakeholders and customers.4 We continue to invest heavily in this area and work closely with customers and other stakeholders on addressing these important issues.

•
Support Standardized Testing Methodologies and Benchmarks. We believe it is important that there be standardized testing methodologies and benchmarks for cloud-based facial recognition technologies. AWS encourages and supports the development of independent standards by entities like the National Institute of Standards and Technology (NIST) and other independent and recognized research organizations and standards bodies to develop tests that support cloud-based facial recognition software. We are engaging with NIST and other stakeholders to offer our direct assistance towards this effort. We also support efforts by members of the academic community to establish independent and trusted criteria, benchmarks, and evaluation protocols around facial recognition services.

•
Partner and Collaborate with External Stakeholders. AWS collaborates with the academic community and other stakeholders on the responsible use of AI/ML technologies. For example, through our participation in Partnership on AI, we have worked with leading technology companies and organizations such as the ACLU, Future of Privacy Forum, and the MIT Initiative on the Digital Economy to advance public understanding of AI technologies and address opportunities and challenges with AI technologies to benefit people and society, focusing on areas such as ethics, fairness, inclusivity, and transparency. We are also active members of other multi-stakeholder organizations relating to AI, including The

1
Available at https://aws.amazon.com/blogs/machine-learning/some-thoughts-on-facial-recognition-legislation/.

2
Available at https://www.aboutamazon.com/about-us/our-positions and https://aws.amazon.com/blogs/machine-learning/some-thoughts-on-facial-recognition-legislation/.

3
Available at https://arxiv.org/abs/2007.06570 and https://www.youtube.com/watch?v=JCGUYFe6P2k.

4
Available at https://aws.amazon.com/sagemaker/clarify/.

2022 Proxy Statement       31

SHAREHOLDER PROPOSALS
Organisation for Economic Co-operation and Development (OECD) working groups on AI. We also provide research grants through Amazon Research Awards and the joint Amazon and National Science Foundation Fairness in AI Grants program.
•
Require Customer Agreement to Acceptable Use Policy. As a condition to using Amazon Rekognition and every other AWS service, a customer (including government or law enforcement customers) must accept the AWS Acceptable Use Policy (the “AUP”), which prohibits use of AWS’s services “for any illegal or fraudulent activity.”5 This includes the violation of any laws related to privacy, discrimination, and civil rights. AWS will suspend or terminate access to Amazon Rekognition if we determine a customer is violating our AUP or the AWS legal terms.

•
Enhanced Legal Terms. All customers using Amazon Rekognition must comply with the relevant AWS legal terms. In early 2020, prior to our implementation of the moratorium on police use, we spent significant resources and consulted with law enforcement customers, civil society groups, and other stakeholders to perform an extensive review of and update to our legal terms to require certain disclosures and practices around law enforcement use cases. For example, if a law enforcement agency uses Amazon Rekognition in connection with criminal investigations, AWS legal terms require it to publicly disclose its use of facial recognition systems, summarize the safeguards in place to prevent violations of civil liberties or equivalent human rights, and make the disclosure easily accessible; we also direct customers to resources made available by the U.S. Federal Bureau of Investigation and Department of Justice in this area.6 In addition, if Amazon Rekognition is used to assist in identifying a person, and actions will be taken based on the identification that could impact that person’s civil liberties or equivalent human rights, AWS legal terms require the decision to take action to be made by an appropriately trained person based on their independent examination of the identification evidence, and require the agency to ensure that such personnel receive appropriate training on the responsible use of facial recognition systems.7 We believe this framework strikes a balance between the benefits and risks of use of facial recognition by law enforcement and helps address concerns around potential misuse.

•
Provide Customer Guidance on Best Practices and Acceptable Use. AWS provides guidance to customers on best practices for utilizing and analyzing the results from using facial recognition technology. For example, in line with the AWS legal terms described above, AWS recommends that in public safety use cases human reviewers verify the system’s results and decisions not be made based on the system output without additional human review. AWS also recommends customers be transparent about the use of face detection and comparison systems in such use cases, including, wherever possible, informing end users and subjects about the use of these systems, obtaining consent for that use, and providing a mechanism for end users and subjects to provide feedback to improve the system.8 AWS also provides guidance to customers on the responsible design, deployment, and use of ML systems.9 Further, customers can engage an AWS team of experts in responsible ML to recommend and help apply existing use-case-specific best practices on the development, deployment, and operationalization of responsible ML principles.10 As noted above, we have cross-functional experts from engineering, science, product, legal, and policy backgrounds who establish processes and procedures to drive responsible use of AWS’s AI/ML services, including Amazon Rekognition. When we are approached by or become aware of customers with potential use cases that may implicate our AUP, these experts analyze the proposed use case and we have turned down customers whose proposed uses would violate our AUP.

•
Provide Reporting Mechanisms. AWS provides a website and e-mail address where any person can report suspected abuse, and AWS employs trained staff that review every report that is received. In the more than five years AWS has been offering Amazon Rekognition, AWS has not received a single report of Amazon Rekognition being used in the harmful manner posited in the proposal.

We have taken the following actions, among others, to limit potential misuse of Ring products and services:
•
Allow Users to Choose What to Share. The Neighbors App by Ring is a free application designed to help community members connect with each other and trusted sources of safety information like the public safety agencies that serve

5
Available at https://aws.amazon.com/aup/.

6
See https://aws.amazon.com/service-terms/ (Section 50.8.4). This term directs customers to example FBI statements, FBI privacy assessments, and the Facial Recognition Policy Development Template published by the U.S Department of Justice’s Bureau of Justice Assistance; see also
https://www.fbi.gov/news/testimony/facial-recognition-technology-ensuring-transparency-in-government-use;
https://www.fbi.gov/services/information-management/foipa/privacy-impact-assessments/facial-analysis-comparison-and-evaluation-face-services-unit;
https://bja.ojp.gov/sites/g/files/xyckuh186/files/Publications/Face-Recognition-Policy-Development-Template-508-compliant.pdf.

7
See https://aws.amazon.com/service-terms/.

8
Available at https://docs.aws.amazon.com/rekognition/latest/dg/rekognition-dg.pdf.

9
See https://d1.awsstatic.com/responsible-machine-learning/responsible-use-of-machine-learning-guide.pdf.

10
See https://pages.awscloud.com/GLOBAL-aware-IND-AWS-ProServe-Responsible-ML-2021-reg.html.

SHAREHOLDER PROPOSALS
them. Ring designed Neighbors to protect user privacy and to keep users in control of what information, if any, they want to share. Users can choose to upload videos, photos, or text-based posts to Neighbors to publicly share crime and safety-related information with their communities. They can also choose not to do that. With Neighbors, public safety agencies can only view publicly available content on Neighbors or videos that a user explicitly and voluntarily chooses to share with a public safety agency as part of an active investigation. Police and other public safety officials do not have access to users’ devices, device locations, video recordings, or personal information when using Neighbors unless a user chooses to share. Ring never provides police and other public safety officials access to device livestreams.
•
Audit with the NYU Policing Project. In 2021, Ring completed a civil rights and civil liberties audit with the Policing Project at New York University School of Law. The audit represented nearly two years of work and was focused on potential racial justice, civil rights, civil liberties, and democratic accountability issues relating to law enforcement’s use of Neighbors and Ring’s practices regarding law enforcement requests for information. As part of the audit, the Policing Project presented Ring with a detailed set of recommendations. During the course of the audit, Ring implemented over one hundred changes to its products, policies, and legal processes. For example, public safety agencies are now only able to request information or video from their communities through a new, publicly viewable post category on Neighbors called Request for Assistance. Public safety agencies can use these posts to notify residents of an incident and ask their communities for help related to an investigation. The full text of all Request for Assistance posts are publicly viewable in the Neighbors feed, and logged on the agency’s public profile. This way, anyone interested in knowing more about how an agency is using Request for Assistance posts can simply visit the agency’s profile and see the post history. Request for Assistance posts are opt-in; nothing is shared with any agency unless a user actively chooses to do so. Users can also remove Request for Assistance posts from their feed. Public safety agencies are not able to see how many users viewed a Request for Assistance post or which users removed those posts from their feed.11 This new post category, along with other changes such as adding community resources like mental health services to the Neighbors App, were cited by the Policing Project as steps Ring has taken to safeguard against improper use and address potential harms.

•
Enforce Strict Limitations on Requests for Video Recordings. Ring also imposes strict limitations on public safety agencies when they create a Request for Assistance post. For example, Ring’s policy expressly prohibits agencies from creating a Request for Assistance post for lawful activities, such as protests, and the agencies must provide an active case or incident number related to a specific crime or safety incident before a Request for Assistance post can be viewed on user’s feeds. Additional safeguards include: restricting local public safety agencies to only asking for videos recorded during a specified 12 hour period, such as noon to midnight, in a given day; requiring a minimum 0.025 square mile and maximum 0.5 square mile (approximately 10 city blocks) geographic region each time a public safety official asks for assistance to avoid targeting specific residents or broad geographic requests; prohibiting public safety officials from asking for video recordings more than 45 days after the incident under investigation took place; and requiring that public safety officials submit their request for assistance individually, not “batched.” Ring moderates every post submitted before the post becomes available for viewing on Ring users’ feeds to make sure it follows our guidelines, and Ring does not allow for open requests for footage.

•
Require Customer Agreement to Community Guidelines. Ring is committed to upholding a standard of trust and civility and does not tolerate racial profiling, hate speech, and other forms of profiling or prejudice on Neighbors. Ring requires all Neighbors users to agree to strict community guidelines, which prohibit racial profiling, hate speech, and other forms of discrimination. To monitor compliance with these standards, Ring also invests heavily in manual and automated content moderation. Ring has a dedicated group of team members, who are trained regarding critical and timely issues, proactively moderating Neighbors content and working to remove prohibited content prior to posting publicly, 24 hours a day, seven days a week. When posts are denied, an email is sent to the Neighbors user who submitted the post to inform them of the reason, reinforcing our guidelines and helping users make responsible decisions. In addition, Neighbors users can flag incorrect or inappropriate content directly in the App. The moderation team will remove the flagged content if they determine that the content violates community guidelines. Ring also engaged the Center for Democracy and Technology (the “CDT”) to provide counsel and help strengthen its moderation practices, and the CDT contributed to updates to the Neighbors App and community guidelines in 2021.

•
Deliver on Privacy and Security Commitment. Ring continues to innovate and identify new ways to help uphold customer privacy and security and give users even more control over their devices and personal information. For example, Ring launched end-to-end encryption in early 2021, a feature that allows customers to further secure their videos with an additional virtual lock, which can only be unlocked by a key that is stored on the customer’s enrolled mobile device, designed so that only the customer can decrypt and view recordings on their enrolled device.

11
For more information on the Policing Project’s civil rights and civil liberties audit, see https://www.policingproject.org/ring.

2022 Proxy Statement       33

SHAREHOLDER PROPOSALS
Our Board has reviewed Amazon Rekognition, along with many other programs, as part of numerous AWS business reviews, and has also reviewed Ring in several of its meetings since our acquisition of Ring. In addition, our Nominating and Corporate Governance Committee has provided oversight on behalf of the Board over the human rights aspects of Amazon’s Rekognition technology and Ring, as well as our other technologies, and has specifically reviewed Amazon Rekognition’s facial recognition capabilities and Ring. These reviews focus on the actual operation and use of Amazon Rekognition and Ring, the potential concerns and abuses that critics have suggested could arise from these technologies, and our actions to resolve or mitigate those risks and concerns. Under its charter, the Nominating and Corporate Governance Committee, which is comprised of directors with experience in emerging technologies and public policy, is given responsibility for overseeing and monitoring the Company’s policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and risks related to the Company’s operations and engagement with customers, suppliers, and communities.
This Proposal Fails to Acknowledge or Address the Measures We Have Taken to Enhance Our Technology and Relies on Dated Claims and Mischaracterizations
While we have been working to constantly enhance our AI/ML technology, including Amazon Rekognition and Ring products and services, this proposal has relied on the same outdated assertions and mischaracterizations. For example, this proposal continues to mischaracterize Amazon Rekognition as a surveillance program. In fact, Amazon Rekognition, does not collect images for users to perform searches on and does not provide any photos or data for users to search or compare images against. Instead, the service can be used to help identify objects, people, text, scenes, and activities in images and videos, as well as to detect inappropriate content. Similarly, the Proposal fails to acknowledge the improvements we have implemented for Ring as part of the Policing Project’s civil rights and civil liberties audit and an ongoing commitment to innovate on behalf of customers and their communities.
The proposal requests that the Company prepare a report about Amazon’s process for customer due diligence to determine whether customers’ use of certain of our products or services contributes to human rights violations. Conversations around responsible development and use of AI/ML systems are happening around the world among government, industry, academia, and other groups. Amazon is an active participant and contributor to these conversations, and Amazon teams and subject matter experts are helping lead the industry on these very issues. As demonstrated above, we have conscientiously acted to review and address the concerns expressed in the proposal and transparently provided information regarding our actions to the public. In light of our commitment to customer trust, privacy, and security; the material benefits to both society and organizations of Amazon’s technology products and services; and our ongoing transparency and efforts to address potential misuse of those products and services, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on customer due diligence.

ITEM 6—SHAREHOLDER PROPOSAL REQUESTING AN ALTERNATIVE DIRECTOR CANDIDATE POLICY

Beginning of Shareholder Proposal and Statement of Support:
Policy to Include Hourly Employees as Director Candidates
RESOLVED: Shareholders of Amazon.com, Inc. (“Amazon”) urge the board to adopt a policy of promoting significant representation of employee perspectives among corporate decision makers by requiring that the initial list of candidates from which new board nominees are chosen (the “Initial List”) by the Nominating and Governance Committee include (but need not be limited to) hourly employees. The policy should provide that any third-party consultant asked to furnish an Initial List will be requested to include such candidates.
WHEREAS: Amazon has been publicly excoriated for mistreating workers—including criticism over dehumanizing working conditions, anti-union activities, and straining taxpayers by paying so little that employees must rely on food stamps.1 Employees have described workplace conditions as “hellish,”2 and the NY Times observes that during the pandemic, “Amazon’s system burned through workers, resulted in inadvertent firings and stalled benefits, and impeded communication, casting a shadow over a business success story for the ages.”3 Because protecting the company’s reputation and ability to retain its

SHAREHOLDER PROPOSALS
workforce affect shareholder value, Amazon must urgently address these issues. Worker representation on the Board will allow it to do just that, empowering the company to address employee concerns before they become headlines.
In addition to mitigating reputational risk, employee representation can promote value creation. According to the National Bureau of Economic Research, giving workers formal control rights raises capital formation and increases female representation.4 In Germany, the “co-determination” model of shared governance has been lauded as a check against short-termist capital allocation practices,5 and a study found that employee representation on boards generated a 25% spike in productivity and increased wages.6
There is growing recognition that employees on boards can contribute to a company’s long-term sustainability. Nearly one-third of Senate Democrats support an initiative led by Senators Baldwin and Warren which would codify employee representation on boards, as they urge that modern corporate governance should be accountable to and inclusive of a wider array of interests, notably employees.7 The UK recently adopted a rule mandating that boards engage with employees to enhance worker voice in the boardroom, which may include appointing a non-executive employee as director.8 Investors have also increasingly expressed support for workers on boards, filing proposals on this topic at fifteen companies during the 2021 AGM season.9 Even the business community has drawn similar conclusions: the Business Roundtable, which counts Amazon among its members, stated that investing in employees and communities offers “the most promising way to build long-term value.”10
Amazon’s board lacks representation from hourly employees, who thoroughly understand the company’s daily operations. Women and racial minorities, which constitute a large percentage of Amazon’s hourly associates, are also comparatively underrepresented at the board level, which remains predominantly male and white.11
We urge shareholders to vote for this proposal.

1
https://d3n8a8pro7vhmx.cloudfront.net/rwdsu/pages/480/attachments/original/1543959297/Whats_Wrong_With_Amazon_-_website.pdf?
1543959297;
https://time.com/5629233/amazon-warehouse-employee-treatment-robots/

2
https://nypost.com/2019/07/13/inside-the-hellish-workday-of-an-amazon-warehouse-employee/

3
https://www.nytimes.com/interactive/2021/06/15/us/amazon-workers.html

4
http://economics.mit.edu/files/17273

5
https://prospect.org/labor/codetermination-difference/

6
https://www.govenda.com/blog/employee-representation-on-boards/

7
https://www.wsj.com/articles/companies-shouldnt-be-accountable-only-to-shareholders-1534287687; https://www.baldwin.senate.gov/press-releases/reward-work-act-2019

8
https://www.pinsentmasons.com/out-law/analysis/corporate-governance-employee-voice-workplace-reporting

9
Recipient companies include Amazon, Walmart, Starbucks, Disney, Citigroup, among others.

10
https://www.businessroundtable.org/business-roundtable-redefines-the-purpose-of-a-corporation-to-promote-an-economy-that-serves-all-americans

11
https://www.seattletimes.com/business/amazon/amazon-more-diverse-at-its-warehouses-than-among-white-collar-ranks/

End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 6

Why We Recommend You Vote Against This Proposal

•
The Board recognizes that our employees are the foundation of our success and is intently focused on supporting their well-being and success.

•
We have many processes in place to provide for effective and broad-based participation by our diverse employee base in our decision-making and governance through well-calibrated programs, practices, and forums that facilitate communication, participation, and action.

•
Our current process to identify and nominate directors has successfully recruited diverse and qualified directors with extensive human capital management experience.

2022 Proxy Statement       35

SHAREHOLDER PROPOSALS
Our Board Is Intently Focused on Our Employees’ Well-Being and Success
The Board recognizes that our employees are the foundation of our success and critical to our mission, as reflected in our leadership principle on striving to be Earth’s best employer. Given the critical role our employees play in our success, our Board includes numerous directors with human capital management experience and is already intently focused on our employees’ compensation and benefit programs, workplace environment, workplace conditions and safety, and workplace culture. Reflecting this, the charter for our Leadership Development and Compensation Committee (the “Committee”) expressly states that the Committee is responsible for overseeing Amazon’s strategies and policies related to human capital management. As stated in the charter, this includes monitoring and periodically assessing the Company’s programs and practices for attracting, developing, training, and retaining talented employees at all levels, including employee compensation and benefits; overseeing and monitoring policies on diversity and inclusion, workplace environment and safety, and corporate culture; and periodically receiving and reviewing reports on complaints, allegations, and incidents regarding workplace discrimination and harassment reported pursuant to Amazon’s Code of Business Conduct and Ethics. As part of this process, our Senior Vice President, People eXperience and Technology regularly updates the Committee on employee opinions and experience based on feedback from our employee sentiment programs, as described below, and the Board receives periodic updates from the Chair of the Committee regarding this information. Through these and other processes, the Committee and the full Board take into account our employees’ interests and well-being when overseeing our operations.
We also aim to be Earth’s safest place to work and are committed to the safety and well-being of our employees. We design and create new solutions to continuously reinforce and improve safety in our operations, including integration of new and advanced technologies that increase safety at every step of our process, from receiving vendor shipments to sorting multiple packages into shipments ready for delivery. We have incurred more than $15 billion in COVID-19-related costs to help keep our employees safe and deliver for our customers.
Our recognition of and commitment to support our employees is further demonstrated by our competitive compensation and employee benefits. In the United States, we provide our employees an average starting wage of more than $18 an hour, more than double the federal minimum wage, and numerous benefits to our employees, including comprehensive medical benefits, a 401(k) plan with a Company match, and up to 20 weeks of parental leave (birth parents are eligible for up to 20 weeks of leave and partners up to six). Every employee at Amazon also has access to nine different Company-funded upskilling programs as part of Amazon’s $1.2 billion Upskilling 2025 pledge.12 Programs include Career Choice, an education benefit which fully funds tuition for employees to learn new skills for career success at Amazon or elsewhere, including Bachelor’s degrees, industry certifications designed to lead to in-demand jobs, and foundational skills such as English language proficiency, high school diplomas, and GEDs. We have heavily invested in supporting employees since the early stages of the COVID-19 pandemic, from enhancing safety measures and increasing paid time-off to billions of dollars in special bonuses and incentives for our teams globally.
We Have Many Programs to Provide for Effective Employee Input
In addition, we have numerous programs in place for employees to provide input and feedback to management and the Board, which we believe more effectively allow us to directly hear and respond to the widely diverse interests and perspectives of our global workforce. Our global workforce of more than 1.6 million employees consists of widely diverse people with widely diverse jobs, from software development, to product development and product sourcing roles, to staffing customer service centers, fulfillment centers, data centers, and physical stores, to developing and producing entertainment content. Given this diversity, we have also long recognized the importance of employees’ participation in our decision-making and governance. Accordingly, we have a wide variety of policies and programs in place to promote consistent, honest, and open input by and engagement with our employees, allowing employees to raise suggestions or concerns and have their input directly addressed by leadership, and allowing us to continuously improve our workplace and employee experience. Examples of these programs include the following:
•
Our Connections program is a daily, real-time, Company-wide employee feedback mechanism designed to listen to and learn from employees at scale to improve the employee experience. Connections generates over 1.5 million responses from employees daily at over 3,500 unique sites/locations in 55 countries in 26 different languages. Connections responses are completely anonymous to encourage frank and open feedback. Connections analyzes response data and provides insights to managers and leaders to review and take actions as they uncover issues or see opportunities to improve. We

12
See https://www.aboutamazon.com/workplace/upskilling-commitments.

SHAREHOLDER PROPOSALS
have also launched the Safety Leadership Index across our U.S. operations where every associate is surveyed through our Connections program and is regularly asked a series of questions to measure their views and perspectives regarding safety in their facility.
•
Voice of the Associate Boards are in Amazon fulfillment centers around the globe—physically and virtually—providing employees a forum for expressing their concerns, offering suggestions, and asking questions on a daily basis to leadership. Leadership teams reply directly to questions, promoting dialogue and efficient remediation of issues. In 2021, our managers received and responded to more than 210,000 comments, questions, and issues raised on the Voice of the Associate Boards.

•
Any employee can send suggestions or raise concerns to members of the senior leadership team. All such executive escalations are independently reviewed by Human Resources, used as a learning opportunity, and may be used to update our processes to prevent gaps in the future.

•
We have an “open door” policy, which means we welcome and encourage any employee to discuss suggestions, concerns, or feedback with their manager, a Human Resources team member, or any member of Amazon’s leadership team. We believe candid and constructive communication in an environment of mutual respect is essential to our collective success.

•
Our Associate Roundtable provides leaders and associates with meaningful opportunities to discuss issues. Leaders hear directly from hourly associates, who can ask questions about any topic and get immediate feedback. Associates are able to share their thoughts about their job, their work environment, and any challenges they face.

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Our Amazon Ethics Line allows employees to raise questions or report suspected violations of our Code of Business Conduct and Ethics by phone or online globally. Reports to the Ethics Line are answered by an independent third party and may be made anonymously on request.

•
Our directors participate in employee forums and meet with employees at a variety of Company events.

We believe that the effectiveness of these programs, together with our competitive pay and comprehensive benefits, are why we have received so many workplace honors. For example, LinkedIn recognized Amazon as the most desirable workplace on its 2021 Top Companies list in the United States and Japan, and among the top companies in Australia, Canada, China, India, Spain, and the U.K.; Forbes ranked us #4 on its World’s Best Employers 2021 list; and Fortune has recognized us as #2 on its World’s Most Admired Companies list six years running.
Our Board Is Diverse and Qualified
Our Board currently has a dynamic and effective process for identifying and recruiting diverse and qualified directors with a broad range of experience, backgrounds, and interests who are able to effectively represent the interests of our shareholders and support our numerous constituencies. In selecting candidates for recommendation to the Board, the Nominating and Corporate Governance Committee draws from a diverse list of candidates, annually reviews the tenure, performance, and contributions of existing Board members to the extent they are candidates for re-election, and considers all aspects of each candidate’s qualifications and skills in the context of the needs of Amazon at that point in time with a view to creating a Board with a diversity of experience and perspectives. The Nominating and Corporate Governance Committee includes, and has any search firm that it engages include, women, individuals from underrepresented racial/ethnic groups, and individuals who identify as LGBTQ+ in the pool from which the Committee selects director candidates.
Through this process, our Board includes members who have gained significant experience in human capital management as a result of their leadership of organizations with large workforces—and who also possess many additional skills relevant to oversight and management of our businesses. Our Board believes that our existing, robust corporate governance processes benefit all of our stakeholders, including our employees.
In light of the multiple channels through which Amazon and the Board engage with and oversee the well-being of our employees, their compensation, and our workplace environment and culture, and our robust processes to identify and nominate qualified and independent directors, the Board recommends shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting an alternative director candidate policy.

2022 Proxy Statement       37

SHAREHOLDER PROPOSALS
ITEM 7—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON PACKAGING MATERIALS

Beginning of Shareholder Proposal and Statement of Support:
WHEREAS: The growing plastic pollution crisis poses increasing risks to our company. Corporations could face an annual financial risk of approximately $100 billion should governments require them to cover the waste management costs of the packaging they produce, a policy that is increasingly being enacted around the globe.1
Recently, Pew Charitable Trusts released a groundbreaking study, Breaking the Plastic Wave, concluding that if all current industry and government commitments were met, ocean plastic deposition would be reduced by only 7%. Without immediate and sustained new commitments throughout the plastics value chain, annual flows of plastics into oceans could nearly triple by 2040.
The Pew report also finds that improved recycling must be coupled with reductions in use, materials redesign, and substitution. It concludes that plastic demand should be reduced by least [sic] 1/3, stating that reducing plastic production is the most attractive solution from environmental, economic, and social perspectives. The European Union has banned 10 single-use plastic products commonly found in ocean cleanups and enacted a $1/kg tax on non-recycled plastic packaging waste.
Amazon does not disclose how much plastic packaging it uses, but is believed to be one of the largest corporate users of flexible plastic packaging, which cannot be effectively recycled. A recent report by Oceana estimated that Amazon generated 465 million pounds of plastic packaging waste in 2019 and that up to 22 million pounds of its plastic packaging waste entered the world’s marine ecosystems. Flexible packaging represents 59% of all plastic production but an outsized 80% of plastic leaking into oceans. Amazon has no goal to make all of its packaging recyclable.
Amazon is falling behind its peers. Unilever has taken the most significant corporate action to date, agreeing to cut virgin plastic packaging by 50% by 2025, including absolute elimination of 100,000 tons. At least seventeen other public consumer goods companies have virgin plastic reduction goals.2 IKEA pledges to eliminate all plastic packaging by 2028.
Reducing Amazon’s plastic packaging use and making all its packaging recyclable are necessary steps to combat the plastic pollution crisis. Our company is long overdue on taking action on this important issue.
RESOLVED: Shareholders request that the Amazon Board issue a report, at reasonable expense and excluding proprietary information, describing how the company could reduce its plastics use in alignment with the 1/3 reduction findings of the Pew Report, or other authoritative sources, to reduce the majority of ocean pollution.
SUPPORTING STATEMENT: The report should, at Board discretion:
•
Quantify the weight of total plastic packaging used by the company;

•
Evaluate the benefits of dramatically reducing the amount of plastics used in our packaging;

•
Assess the reputational, financial, and operational risks associated with continuing to use substantial amounts of plastic packaging while plastic pollution grows unabated;

•
Describe any necessary reduction strategies or goals, materials redesign, transition to reusables, substitution, or reductions in use of virgin plastic.

1
https://www.pewtrusts.org/-/media/assets/2020/07/breakingtheplasticwave_report.pdf

2
https://www.asyousow.org/report-page/plastic-pollution-scorecard-2021/

End of Shareholder Proposal and Statement of Support

SHAREHOLDER PROPOSALS
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 7

Why We Recommend You Vote Against This Proposal

•
We are committed to protecting the planet and recognize the importance of reducing plastic waste.

•
In contrast to consumer-packaged goods companies, Amazon’s greatest impact comes from helping other manufacturers reduce their use of plastic in packaging and reducing our own use of plastic for products repackaged for delivery. In this regard, we have taken action to reduce reliance on the use of plastics in a number of areas, including products manufactured by other companies, packaging for shipment and delivery, our Amazon and other private label devices, and our physical stores.

•
For example, as of June 2021, through our Frustration-Free Packaging program, we have reduced the weight of outbound packaging by over 36% and eliminated more than one million tons of packaging material since 2015—the equivalent of 2 billion shipping boxes. We are working to increase the recycled content used in our packaging, which in 2021 increased from 25% to 50% for our plastic film bags, and from 15% to over 40% for our plastic padded bags. These improvements are expected to eliminate more than 25,000 metric tons of new plastic each year. We expect to replace the use of mixed (paper/plastic) mailers with a recyclable paper padded mailer by the end of 2022. We have also reduced our use of material like plastic film and single-use plastic.

•
We are engaged in efforts to support the development of recycling infrastructure across our industry and other broader recycling initiatives.

We Are Committed to Protecting the Planet and Recognize the Importance of Reducing Plastic Waste
Amazon is committed to protecting the planet and recognizes the importance of reducing plastic waste by promoting reusable and recyclable packaging. As described in more detail below, including with respect to our goals, we have made progress in four primary areas in our efforts to reduce our use of plastics: (1) plastics in packaging for products manufactured by other companies that we sell to our customers (where we can make the biggest impact), (2) plastics in packaging to the extent we repackage a product for delivery, (3) plastics in Amazon devices and our private label products, and (4) plastics in physical stores, primarily our grocery business and its use of insulated packaging.
While the proposal cites a recent report estimating our use of plastic packaging, for the second year in a row, the report’s calculations are seriously flawed, overestimating our use of plastic by more than 300% and relying on outdated assumptions regarding the sources of plastic waste entering our oceans. The latest peer-reviewed scientific research finds that the majority of plastic waste that ends up in the ocean comes primarily from takeaway food and drink containers, and fishing activities.
In contrast to consumer-packaged goods companies, Amazon’s greatest impact comes from helping other manufacturers reduce their use of plastic in packaging and reducing our own use of plastic for products repackaged for delivery. To that end, as detailed below, we have partnered with manufacturers to reduce their use of plastics through our industry leading Frustration-free Packaging programs. We are also rapidly making progress to significantly increase the recycled plastic content used in our packaging and reduce our use of material like plastic film and single-use plastic.
Products Manufactured by Other Companies
Most of the products we sell are manufactured by other companies. We recognize that we can help manufacturers reduce their use of plastics and have partnered with them to scale sustainable packaging development across our supply chain. For example, our industry leading Frustration-Free Packaging (“FFP”) programs financially incentivize manufacturers to package their products in 100% recyclable packaging, including plastics. The FFP programs also allow us to ship products in their own containers, eliminating all additional packaging material for these products, including plastics. As of June 2021, we have reduced the weight of outbound packaging by over 36% and eliminated more than one million tons of packaging material since 2015—the equivalent of 2 billion shipping boxes.13 Through the FFP programs and related packaging design and testing services, we have helped manufacturers develop more sustainable packaging, and now more than two million products are

13
See https://sustainability.aboutamazon.com/environment/circular-economy/packaging.

2022 Proxy Statement       39

SHAREHOLDER PROPOSALS
included in this program. In 2021, we expanded the program to provide incentives for even more products.14 To further incentivize sustainability efforts, we also partner with brands, vendors, and manufacturers through our Climate Pledge Friendly program, which labels more than 200,000 products sold on our online platform as Climate Pledge Friendly when they have received one or more of 37 different sustainability certifications, including our own Compact by Design certification.15
Products Repackaged for Delivery
To the extent we cannot ship products in their own container under the FFP programs, we are driving innovation in packaging equipment to reduce the weight and size of our corrugated boxes by creating right-sized boxes for most of our box shipments, reducing overall packaging weight and use of corrugated boxes. Once fully operationalized, we expect this process will eliminate the need for plastic cushioning in these boxes. We also are working to increase the recycled content used in our packaging, which in 2021 increased from 25% to 50% for our plastic film bags, and from 15% to over 40% for our plastic padded bags. These improvements are expected to eliminate more than 25,000 metric tons of new plastic each year.
We utilize machine learning algorithms to reduce unnecessary packaging weight while providing greater protection for products as they journey from the manufacturer to the customer. We also work with vendors, utilizing analytics, test methods, new materials, and new ways to build packaging that protect their products and to reduce the overall use of materials like plastic. We are also using machine learning tools to reduce our use of plastic film by identifying products that do not require the protection of bubble mailers, changing the shipment method to plastic bags for these products, and reducing the use of plastic by approximately 30% for these shipments. We recognize that plastic film is a difficult material to process, and most municipal recycling programs do not accept it. In order to innovate and solve for this gap, we have developed a process for on-site plastic film recycling. In 2020, we began converting plastic film into poly bags made of 100% recycled material, which are used for package-free returns at Amazon drop-off locations in the United States. After use, the bags are collected and returned to Amazon facilities where we again convert them into new poly bags, repeating the recycling process. As of June 2021, on-site plastic film recycling is available at more than 168 Amazon sites across North America and Europe. We have also been looking across our entire operations network to incorporate more of our own recycled plastics in products, packaging, and operational processes.
In 2019, we invented a new recyclable paper padded mailer that allows customer orders to arrive undamaged and in recyclable packaging with a lower carbon footprint than a box. We are expanding this mailer across North America and expect to replace the use of mixed (paper/plastic) mailers with this recyclable paper padded mailer by the end of 2022.
In Europe, we have removed a wide range of single-use plastic products from our stores and we are increasing our use of flexible paper-based mailers, allowing us to significantly reduce the use of plastic in packaging. In Australia, we have replaced all single use air pillows with 100% recyclable paper material to protect goods during shipping. In 2021, we introduced a range of smaller boxes of 23 different customized sizes, allowing us to reduce free space in shipments. In Japan, Amazon is currently working to reduce single-use plastics in all cushioned and non-cushioned packages, film, and shipping materials by replacing them with paper ones. In India, Amazon has expanded its packaging-free shipping initiative to more than 100 cities across the country and has announced that the Company has completely eliminated the use of single-use plastic in packaging originating from its 60-plus fulfilment centers.
Amazon Devices and Private Label Products
We have established an ambitious goal of reducing single-use plastics in our device packaging, with the intent to make this packaging 100% curbside recyclable by 2023. Our progress towards this goal is already evident. In the twelve months ended September 2021, we eliminated an estimated 29.8 million plastic bags from Device and Accessories packaging, shipped from our suppliers, compared to the same period in the prior year. We are working to source 100% of the wood fiber in device packaging from responsibly managed forests or recycled sources. We are also incorporating recycled plastics, fabrics, and metals into many new Amazon devices. In 2021, we launched a number of new Echo, Fire TV, Fire Tablet, Kindle, and Smart Home devices and accessories that include 10-60% post-consumer recycled plastic, 40-100% post-consumer recycled fabric, 80-100% recycled aluminum, and 70% recycled magnesium, depending on the product. We also incorporated 50% post-consumer recycled plastic into certain power adapters that ship with our devices. We are also working with our suppliers to ensure sustainability is a priority. For example, in 2021, several of our supplier sites, which provide final assembly for some of our most popular Echo, Kindle, and Fire TV devices, achieved UL’s Zero Waste to Landfill Silver or Platinum certification.

14
See https://www.aboutamazon.com/packaging/overview/2021-incentive.

15
See https://www.aboutamazon.com/news/sustainability/shop-from-over-200-000-climate-pledge-friendly-products-on-amazon.

SHAREHOLDER PROPOSALS
This certification means they handle waste in environmentally responsible ways, diverting over 90% of their facility’s waste from landfill through methods other than waste to energy.
We provide various programs and resources through our Amazon Second Chance website16 to equip customers with information on how to trade in, recycle, or repair Amazon devices and products, how to recycle Amazon packaging, and how to find open-box and refurbished devices. All of these programs and resources reduce waste and encourage reuse.
Physical Stores
As far back as 2008, Whole Foods Market was an industry leader in sustainability, becoming the first U.S. grocer to ban disposable plastic bags at checkout, instead opting for 100% post-consumer recycled-content and Forest Stewardship Council-certified paper grocery bags. We also provide customers a wide selection of reusable grocery bags in a variety of colors and sizes at affordable prices. More recently, we implemented smaller produce bags at our Whole Foods Market stores in 2019, a change that our packaging manufacturer estimates saves an additional 200,000 pounds / 100 tons of plastic annually. In July 2019, Whole Foods Market stores took yet another bold step in this area and became the first national retailer to remove all of the plastic straws from its cafes and coffee bars—a total of about 21 million straws annually. Further, in 2019, Whole Foods Market stores replaced all plastic rotisserie chicken containers with bags that use approximately 70% less plastic, which our packaging manufacturer estimates saves nearly 1.7 million pounds of plastic annually. We also eliminated all Styrofoam meat trays in all our Whole Foods Market stores in the United States and Canada.17 We have also removed all Styrofoam from Whole Foods Market food service packaging. In addition, our grocery business recently announced new insulated packaging for frozen and chilled foods that is made from recycled paper and is curbside recyclable.18 Moving to all curbside-recyclable insulation packaging reduces material waste and each year replaces approximately 735,000 pounds of plastic film, 3.15 million pounds of natural cotton fiber, and 15 million pounds of non-recyclable mixed plastic. The new packaging is also produced regionally in the United States, enabling us to deliver it to Amazon Fresh grocery hubs, stores, and Whole Foods Market locations with fewer miles traveled across the supply chain.
We Are Engaged in Efforts to Support the Development of Recycling Infrastructure Across Our Industry and Other Recycling Initiatives
In addition, we are developing an ambitious and innovative recycling infrastructure and investing in initiatives that support the recycling industry across the United States.19 For example, to improve curbside recycling in the United States, we partnered with The Recycling Partnership, which supports communities and local governments with education, infrastructure, and measurement related to curbside recycling. Amazon is funding an initiative to improve recycling activities in the western United States called The West Coast Contamination Initiative, which aims to increase the quality and value of recyclables collected in these areas by reducing the amount of non-recyclable material collected through local recycling systems.20 We also invested $10 million to the Closed Loop Infrastructure Fund to finance recycling and circular economy infrastructure in North America. Through this investment, Amazon aims to increase product and packaging recycling so that material goes back into the manufacturing supply chain. Over the next decade, our investment in the Closed Loop Infrastructure Fund is expected to improve curbside recycling for 3 million homes in communities across the United States, divert 1 million tons of recyclable material from landfills, and eliminate the equivalent of 2 million metric tons of carbon dioxide.21 These efforts improve the communities we operate in and help everyone, even those who may not be engaged with our products and services.
As evidenced by our existing initiatives, partnerships, investments, and progress, in contrast to the proposal’s assertions, we are committed to reviewing and addressing the proposal’s concern for reducing plastic pollution, a concern we share. We are conscientiously taking steps to address this concern and publicly sharing information regarding our progress. We will continue to share our efforts and progress to our shareholders and the public. Accordingly, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on packaging materials.

16
See https://www.amazon.com/amsc.

17
See https://www.wholefoodsmarket.com/mission-in-action/environmental-stewardship/plastics-packaging.

18
See https://www.aboutamazon.com/news/retail/grocery-delivery-just-got-more-sustainable-with-amazon.

19
See Further and Faster, Together, at 47, 56, available at https://sustainability.aboutamazon.com/pdfBuilderDownload?name=amazon-sustainability-2020-report.

20
See https://sustainability.aboutamazon.com/environment/circular-economy/recycling.

21
See https://www.aboutamazon.com/news/sustainability/how-amazon-is-investing-in-a-circular-economy.

2022 Proxy Statement       41

SHAREHOLDER PROPOSALS
ITEM 8—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CHARITABLE CONTRIBUTIONS

Beginning of Shareholder Proposal and Statement of Support:
Request for Charitable Donation Disclosure
RESOLVED:
The shareholders request that Amazon.com, Inc. (“Company”) provide a report, published on the company’s website and updated semi-annually – and omitting proprietary information and at reasonable cost – that discloses, itemizes and quantifies all Company charitable donations, aggregated by recipient name & address each year for contributions that exceed $999 annually.
This report shall include:
1.
Monetary and non-monetary contributions made to non-profit organizations operating under Section 501(c)(3) and 501(c)(4) of the Internal Revenue Code, and any other public or private charitable organization;

2.
Policies and procedures for charitable contributions (both direct and indirect) made with corporate assets;

3.
Rationale for each of the charitable contributions.

SUPPORTING STATEMENT:
Amazon.com, Inc.’s assets belong to its shareholders. The expenditure or distribution of corporate assets, including charitable contributions, should be consistent with shareholder interests. Accordingly, the Company’s policies and procedures for charitable contributions should be disclosed to shareholders.
Company executives exercise wide discretion over the use of corporate assets for charitable purposes. Absent a system of transparency and accountability for charitable contributions, Company executives may use Company assets for objectives that are not shared by and may be inimical to the interests of the Company and its shareholders.
Current disclosure is insufficient to allow the Company’s Board, its shareholders, and its current and prospective customers to fully evaluate the charitable use of corporate assets.
There is currently no single source providing shareholders the information sought by this resolution.
End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 8

Why We Recommend You Vote Against This Proposal

•
Amazon leverages its scale and assets for good to support charitable organizations and communities around the world.

•
Examples include the Amazon Housing Equity Fund, a commitment of more than $2 billion to preserve and create affordable homes in our hometown communities, and the AmazonSmile program, through which Amazon has donated more than $350 million to tens of thousands of charitable organizations supported by our customers.

•
Our existing disclosure on our charitable contributions provides ample information for our shareholders to understand the nature of our charitable activities.

•
We have an appropriate level of oversight for our charitable contributions in which significant charitable contributions are made only after an extensive internal review and approval by senior leaders.

SHAREHOLDER PROPOSALS
We Leverage Our Scale and Assets to Support Charitable Organizations and Communities Around the World
Amazon believes in leveraging our scale and assets for good to support charitable organizations and strengthen communities where our employees and customers live and work. We work side by side with, and support, community partners to build long-term, innovative programs that will have a lasting positive impact on our communities.22
Examples of our work in communities include the Amazon Housing Equity Fund, which we established in 2021 to provide more than $2 billion in below-market loans and grants to preserve and create affordable homes for individuals and families earning moderate to low incomes in our three hometown communities—Washington state’s Puget Sound region; the Washington, D.C., and Arlington, Virginia, metropolitan areas; and Nashville, Tennessee—and $125 million in grants to minority-led organizations and public agencies to help them build a more inclusive solution to the affordable housing crisis.23 Amazon’s first commitments of more than $869 million will make up to 5,300 affordable apartment homes available in these communities with more investments to come. Amazon has also committed more than $130 million to our non-profit partners who are working to fight homelessness. We have provided more than $100 million in cash and in-kind donations to Mary’s Place to enable them to operate the largest family homeless shelter in Washington state inside one of our newest headquarters buildings in downtown Seattle, spanning eight floors and accommodating up to 200 family members each night.24
Through AmazonSmile, we have donated more than $350 million globally to tens of thousands of charitable organizations since 2013.25 Organizations around the world have been able to expand their work and make a meaningful impact in their communities thanks to these donations and customers who shop through the AmazonSmile program. AmazonSmile allows our customers, at no additional cost, to choose and support their favorite charitable causes by offering tens of millions of eligible items from which the AmazonSmile Foundation will donate 0.5% of the purchase price to charitable organizations pre-selected by customers. Donations from AmazonSmile have supported hundreds of thousands of non-profits, including Save the Children, where funds have provided temporary learning centers to more than 3,500 children who are out of school amid conflict and food to more than 14,000 children missing meals during the pandemic, and Doctors Without Borders, where AmazonSmile donations have helped save lives in more than 70 countries around the world.26 Charitable organizations must meet the requirements outlined in our participation agreement to be eligible for AmazonSmile. Organizations that engage in, support, encourage, or promote intolerance, hate, terrorism, violence, money laundering, or other illegal activities are not eligible to participate. If at any point an organization violates this agreement, its eligibility will be revoked. Since 2013, Amazon has relied on the U.S. Office of Foreign Assets Control and other third-party organizations to provide the data for these determinations.
Our Existing Disclosures on our Charitable Activities Render the Requested Report Unnecessary
The disclosures we already make available through our Community Impact website27 provide ample information for our shareholders to understand the nature of our charitable activities, and significant charitable contributions are made only after an extensive internal review and must be approved by senior leaders. Additional disclosure requested by the proposal would not provide useful or meaningful information to our shareholders. Adoption of the reporting requirements contemplated by the proposal would only incur unnecessary expense, increase administrative costs, and impose inefficient procedures. Therefore, the Board recommends shareholders vote against the proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on charitable contributions.

22
See https://www.aboutamazon.com/impact/community; see also Amazon Sustainability 2020 Report: Further and Faster, Together, available at https://sustainability.aboutamazon.com/pdfBuilderDownload?name=amazon-sustainability-2020-report.

23
See https://www.aboutamazon.com/impact/economy/housing-equity/fund.

24
See https://www.aboutamazon.com/news/community/opened-during-the-pandemic-providing-shelter-and-hope-for-years-to-come.

25
See https://www.aboutamazon.com/impact/community/amazonsmile.

26
See https://www.aboutamazon.com/news/community/amazonsmile-donations-help-charities-make-a-difference-around-the-world.

27
See https://www.aboutamazon.com/impact/community.

2022 Proxy Statement       43

SHAREHOLDER PROPOSALS
ITEM 9—SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON LOBBYING

Beginning of Shareholder Proposal and Statement of Support:
Whereas, full disclosure of Amazon.com Inc’s (“Amazon”) lobbying activities and expenditures to assess whether its lobbying is consistent with Amazon’s expressed goals and shareholders’ best interests.
Resolved, shareholders request the preparation of a report, updated annually, disclosing:
1.
Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.
Payments by Amazon used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.
Description of management’s and the Board’s decision-making process and oversight for making payments described in sections 2 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Amazon is a member.
Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.
The report shall be presented to the Audit Committee and posted on Amazon’s website.
Supporting Statement
Amazon fails to provide an annual report detailing its lobbying payments by individual states, trade associations (TAs) and social welfare groups (SWGs). Amazon spent $18.7 million on federal lobbying in 2020 and was the largest corporate spender for the first half of 2021.1 Amazon lobbies extensively at the state level and reportedly “killed or undermined privacy protections in more than three dozen bills across 25 states.”2 Amazon lobbies abroad, spending between €2,750,000 –  3,999,999 on lobbying in Europe for 2020.
Companies can give unlimited amounts to third party groups that spend millions on lobbying and undisclosed grassroots activity. These groups may be spending “at least double what’s publicly reported.”3 Amazon lists support of  $10,000 or more to 248 TAs, SWGs and nonprofits for 2020, yet fails to disclose its payments, or the amounts used for lobbying. Amazon belongs to the Chamber of Commerce (“Chamber”), which has spent over $1.7 billion on lobbying since 1998, supports SWGs that lobby like Americans for Tax Reform and Taxpayers Protection Alliance, and funds controversial nonprofits like the Competitive Enterprise Institute4 and Independent Women’s Forum.5
Amazon’s lack of disclosure presents reputational risks when its lobbying contradicts company public positions. For example, while Amazon strives to be “Earth’s Best Employer,” it attracted attention for hiring lobbyists that worked for TAs opposing unions.6 Amazon cofounded the Climate Pledge for net zero carbon emissions by 2040, but the Chamber undermined the Paris Climate Accord.7 Amazon signed a statement opposing state voter restrictions, yet the Chamber lobbied against the For the People Act.8 While Amazon publicly embraced corporate tax hikes, it lobbied to preserve its tax breaks9 and has drawn scrutiny for avoiding federal income taxes.10

1
https://www.opensecrets.org/news/2021/10/amazon-dominates-lobbying-growing-telehealth-group/.

2
https://www.reuters.com/investigates/special-report/amazon-privacy-lobbying/.

3
https://theintercept.com/2019/08/06/business-group-spending-on-lobbying-in-washington-is-at-least-double-whats-publicly-reported/.

4
https://www.nytimes.com/2019/07/10/climate/nyt-climate-newsletter-cei.html.

5
https://www.washingtonpost.com/politics/2021/10/01/masks-schools-koch-money/.

6
https://news.bloomberglaw.com/daily-labor-report/amazon-poaches-top-business-labor-lobbyists-amid-worker-activism.

SHAREHOLDER PROPOSALS
7
https://www.eenews.net/stories/1063718517.

8
https://thehill.com/business-a-lobbying/business-a-lobbying/554430-watchdog-group-launches-campaign-to-pressure?rl=1.

9
https://www.politico.com/news/2021/07/08/bezos-tax-amazon-498722.

10
https://itep.org/amazon-has-record-breaking-profits-in-2020-avoids-2-3-billion-in-federal-income-taxes/.

End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 9

Why We Recommend You Vote Against This Proposal

•
We report comprehensively and transparently on an annual basis our public policy expenditures, including direct and indirect lobbying expenditures such as our payments to U.S.-based trade associations, coalitions, charities, and social welfare organizations to which our Public Policy team contributed at least $10,000.

•
We have processes in place to provide oversight of our public policy activities, and we take a number of actions to mitigate the potential risk associated with misalignment between our views and the lobbying activities undertaken by organizations we support.

•
While we may not agree with every position of every organization that we support, we believe that our support will help advance those policy objectives that are aligned with our interests and influence the organization’s policy positions in ways that we believe may ultimately align with our objectives.

We Already Disclose Our Public Policy Expenditures
We report comprehensively and transparently on our public policy expenditures, including direct and indirect lobbying expenditures such as our payments to trade associations, and we comply with all applicable regulations requiring public disclosure of corporate political activity. Our policy addressing these activities is set forth in our U.S. Political Engagement Policy and Statement, which is updated annually and available on our investor relations website, and discloses the U.S.-based trade associations, coalitions, charities, and social welfare organizations to which Amazon’s Public Policy team contributed at least $10,000.28 Our U.S. Political Engagement Policy and Statement has earned us a place in the top quintile (first tier) of the CPA-Zicklin Index of Corporate Accountability and Disclosure, which ranks companies’ policies and practices on political disclosure and accountability.29
We participate in the policymaking process by informing public officials about our positions on issues significant to our customers and other stakeholders and our business. These issues are discussed in the context of existing and proposed laws, legislation, regulations, and policy initiatives, and cover topics such as commerce, intellectual property, trade, data privacy, transportation, web services, and sustainability.
Our spending on federal lobbying activities is required to be reported to the House and Senate and is publicly available at https://lda.senate.gov/system/public. Our spending on state government relations efforts is generally required to be reported and disclosed on applicable state websites such as those maintained by secretaries of state, state ethics and public disclosure commissions, state legislatures, and similar websites. Our U.S. Political Engagement Policy and Statement discloses the total annual amounts we spent on federal lobbying activities and government relations efforts in all U.S. states.

28
Available at https://ir.aboutamazon.com/corporate-governance/political-engagement.

29
See https://www.politicalaccountability.net/wp-content/uploads/2021/11/2021-CPA-Zicklin-Index.pdf.

2022 Proxy Statement       45

SHAREHOLDER PROPOSALS
We Have Processes in Place to Oversee and Mitigate the Risk of Misalignment of Our Public Policy Activities with Our Public Policy Positions
We published a report earlier this year describing the actions we take to mitigate the risks associated with potential misalignments between our positions and those taken by organizations that we support.30 There are two primary situations in which our lobbying activities could be perceived as not aligning with our public policy positions, many of which are discussed on our website at https://www.aboutamazon.com/about-us/our-positions.
First, we and trade associations of which we are a member may oppose proposed legislation, regulations, or other public policy initiatives because we disagree on the approach toward addressing the issue, not because of disagreement over the need to address a given issue. In some cases, we may disagree with provisions in a policy proposal that are unrelated to the issue. In these situations, there is not a misalignment between our lobbying position and the specific matter at issue, but instead a disagreement on how best to address the matter. We seek to avoid any perception of misalignment in these situations by clearly explaining the basis for our concern with the proposal approach and by seeking and advocating for alternative approaches that we believe more appropriately and more effectively align with our public policy positions.
Second, trade associations, coalitions, charities, and 501(c)(4) social welfare organizations to which we contribute may, in the course of representing their broad membership, take positions on certain issues that are inconsistent with our public policy positions and that do not reflect our views. When such an organization that we contribute to lobbies on a position that we disagree with, that organization is not lobbying on behalf of Amazon. Also, when we identify any material misalignment of this nature, we make clear to that organization that we do not support that position. Nevertheless, we understand the risk that our membership in certain organizations may from time to time be viewed as indirectly funding positions that are inconsistent with our views on certain public policy issues.
We take a number of actions to mitigate the risk associated with misalignment in these situations. Our Senior Vice President for Global Corporate Affairs, Senior Vice President and General Counsel, and Audit Committee, which is comprised solely of independent directors, annually review the U.S. Political Engagement Policy and Statement, related procedures, and a report on all of our campaign contributions and lobbying expenses, including contributions made to organizations such as trade associations, coalitions, charities, and 501(c)(4) social welfare organizations that may engage in indirect lobbying on behalf of the Company.
When, as a result of our own review or as a result of media or stakeholder inquiries, we identify potential misalignment between positions we support and the positions that such an organization advocates, we will carefully weigh the risks and benefits to Amazon of our continued membership in or support of such organization. In some instances, we may determine that our continued membership in or support of the organization is appropriate, either because it positions us to influence the organization’s policy positions in ways that we believe may ultimately align with our objectives, or because we believe that our continued work with the organization will help advance other important policy objectives aligned with our interests. In those situations, we will communicate to the organization that we do not support positions it takes that are not aligned with our public policy positions. In other instances, we may terminate our membership and/or withdraw our financial support if the risks arising from a particular position the organization supports outweighs the overall benefits to Amazon of being a member.
In light of our current public disclosures and existing oversight, policies, and procedures regarding our lobbying and political engagement activities, the Board recommends shareholders vote against the proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting additional reporting on lobbying.

30
See Amazon’s Initiatives in Support of the Paris Agreement Goals, available at https://s2.q4cdn.com/299287126/files/doc_downloads/2022/Note-on-Alignment-with-Paris-Agreement.pdf.

SHAREHOLDER PROPOSALS
ITEM 10—SHAREHOLDER PROPOSAL REQUESTING A POLICY REQUIRING MORE DIRECTOR CANDIDATES THAN BOARD SEATS

Beginning of Shareholder Proposal and Statement of Support:
Stockholder Proposal on Democratic Reform of the Board Election
Resolved: stockholders recommend that Amazon.com, Inc. (the Company) reform the election of the board to list more candidates than the number of the board of directors to be elected.
Supporting Statement
“Director compensation has now soared to a level that inevitably makes pay a subconscious factor affecting the behavior of many non-wealthy members. . . . Frequently, the possession of one such directorship bestows on its holder three to four times the annual [originally emphasized] median income of U.S. households. . . . If the NWD [non-wealthy director] has seriously challenged his/her present CEO’s compensation or acquisition dreams, his or her candidacy will silently die. When seeking directors, CEOs don’t look for pit bulls. It’s the cocker spaniel that gets taken home.”—Warren E. Buffett, Chairman of the Board of Berkshire Hathaway, February 22, 2020.
Since February 2020, the world has changed dramatically. U.S. billionaires have seen their wealth surge $1.8 trillion during the pandemic, their collective fortune skyrocketing by 62 percent from just short of  $3 trillion at the start of the COVID crisis on March 18, 2020, to $4.8 trillion on August 17, 2021, according to a report from Americans for Tax Fairness and the Institute for Policy Studies Program on Inequality (https://ips-dc.org/u-s-billionaires-62-percent-richer-during-pandemic/).
The American corporate boards and executives have become a class of oligarchy, as defined by Aristotle, according to his _Politics_. In this great classic, Aristotle demonstrated that in a stable polis, the ratio of the rich citizen’s land to the poor citizen’s land should not be over 5 to 1. However, according to Notice of 2021 Annual Meeting of Shareholders (p.69, p.74), in 2020 our Company’s CEO Amazon Web Service’s pay ratio is 1236 to 1 ($35,848,449 to $29,007), and CEO Worldwide Consumer’s pay ratio is 1596 to 1 ($46,288,671 to $29,007). Human nature has not changed that far, that abruptly, that absurdly.
One of the main problems is that corporate boards are not democratically elected. The board needs democratic reform to elect members from more diversified candidates. Shareholders should have the right to choose from more candidates than the number of the board of directors to be elected.
This democratic reform proposal should be implemented as not to violate any contractual obligations, with amendments to the Company’s governing documents as needed. The board has the flexibility to implement this proposal to design the criteria and process to nominate at least one more candidate than the number of directors of the board to be elected.
End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 10

Why We Recommend You Vote Against This Proposal

•
Our current director nomination process is robust and requires our Nominating and Corporate Governance Committee to consider all aspects of each candidate’s qualifications and skills in the context of the needs of Amazon at the time. That process has helped successfully recruit a diverse and qualified Board.

•
Our governance practices are strong and provide our shareholders with effective input regarding our director nomination and election process.

•
The proposal’s unorthodox approach could result in a politicized election process and an ineffective board.

2022 Proxy Statement       47

SHAREHOLDER PROPOSALS
Our Director Selection Process Is Robust
The Board believes in the importance of sound processes for identifying and nominating director candidates, and believes that its current governance processes are preferable to the unorthodox approach set forth in this proposal. As described in the “Director Nominee Diversity, Tenure, Skills, and Characteristics” section of this Proxy Statement and in our Board of Directors Guidelines on Significant Corporate Governance Issues, our Board has a dynamic and effective process for identifying and recruiting qualified and diverse directors with a broad range of experience, backgrounds, and interests who are able to effectively represent the interests of our shareholders. In selecting candidates for recommendation to the Board, the Nominating and Corporate Governance Committee, which is comprised entirely of independent directors, draws from a diverse list of candidates, annually reviews the tenure, performance, and contributions of existing Board members to the extent they are candidates for re-election, and considers all aspects of each candidate’s qualifications and skills in the context of the needs of Amazon at that point in time, creating a Board with a diversity of experience and perspectives. The Committee selects candidates that it believes will complement each other, with each candidate bringing his or her own qualifications, skills, and background that enable the candidate to effectively and productively contribute to the Board’s oversight of the Company. The Board’s composition also reflects a balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors.
The Nominating and Corporate Governance Committee includes, and has any search firm that it engages include, women, individuals from underrepresented racial/ethnic groups, and individuals who identify as LGBTQ+ in the pool from which the Committee selects director candidates. The Committee considers several qualifications and skills to be considered important for a candidate, including a commitment to representing the long-term interests of the shareholders; customer experience skills; internet savvy; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; human capital management; personal and professional ethics, integrity, and values; practical wisdom and sound judgment; international business experience; and business and professional experience in fields such as retail, operations, technology, finance/accounting, product development, intellectual property, law, multimedia entertainment, and marketing. The Board believes that the current nomination process, combined with annual director elections using a majority vote standard, is well-calibrated to serve the interests of shareholders well and has helped successfully recruit a diverse and qualified Board.
Our Shareholders Have Effective Input Regarding Our Director Nomination and Election Process
The Committee considers candidates for director who are recommended by its members, by other Board members, by shareholders, and by management, as well as those identified by a third-party search firm. It evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons. In addition, all directors are elected annually by shareholders. We apply a majority voting standard for the election of directors when the number of nominees does not exceed the number of directors to be elected, and we have a director resignation policy under which our directors tender an irrevocable resignation that can be accepted if a director nominee fails to receive a majority vote when standing for re-election. Shareholders also have a proxy access right to nominate director candidates who would be included in the Company’s proxy statement, and shareholders have the right to call special meetings at which they can nominate director candidates or propose other business. Finally, shareholders have the ability to communicate directly with the Board throughout the year.
The Proposal Could Disrupt Board Planning and Effectiveness
In contrast, the unorthodox approach suggested in this proposal, which we do not believe is utilized by any company in the S&P 500, could result in a board composition that fails to represent the diversity of experience and perspectives most appropriate to address Amazon’s current needs. The proposal could also result in director turnover in any given year, which would be detrimental to the Board’s current, intentional balance between longer-serving directors and newer directors, and could impede the Committee’s ability to ensure appropriate committee composition and leadership.
In addition, competing nominees for election to the Board could result in divisiveness and ultimately undermine the effectiveness of the Board. Moreover, nominating competing candidates would politicize the director election process and likely deter many talented candidates who would prefer being considered for election through more traditional and common processes.
Finally, the proposed increase in candidates would be burdensome and inefficient, as the Board and Committee already devote significant time and attention to identifying and recruiting each candidate, which includes a lengthy review of qualifications, experience, and expertise, and an in-depth screening of other factors for compliance with SEC and Nasdaq rules.

SHAREHOLDER PROPOSALS
For the foregoing reasons, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a policy requiring more director candidates than board seats.

ITEM 11—SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON GENDER/RACIAL PAY

Beginning of Shareholder Proposal and Statement of Support:
Racial and Gender Pay Gaps
Whereas: Pay inequities persist across race and gender and pose substantial risk to companies and society at large. Black workers’ hourly median earnings represent 64 percent of white wages. The median income for women working full time is 83 percent that of men. Intersecting race, Black women earn 63 cents, Native women 60 cents, and Latina women 55 cents. At the current rate, women will not reach pay equity until 2059, Black women until 2130, and Latina women until 2224.
Citigroup estimates closing minority and gender wage gaps 20 years ago could have generated 12 trillion dollars in additional income. PwC estimates closing the gender pay gap could boost Organization for Economic Cooperation and Development countries’ economies by 2 trillion dollars annually.
Actively managing pay equity is associated with improved representation. Diversity in leadership is linked to improved innovation and financial performance. Minorities represent 68 percent of Amazon’s workforce and 29 percent of leadership. Women represent 45 percent of the workforce and 22 percent of leadership.
Best practice pay equity reporting consists of two parts:
1.
unadjusted median pay gaps, assessing equal opportunity to high paying roles,

2.
statistically adjusted gaps, assessing whether minorities and non-minorities, men and women, are paid the same for similar roles.

Amazon reports parity for statistically adjusted gaps but ignores unadjusted gaps, which address structural bias women and minorities face regarding job opportunity and pay, particularly when men hold most higher paying jobs. While Amazon reports diversity data, median pay gaps show, quite literally, how Amazon assigns value to employees through the roles they inhabit and pay they receive. Median gap reporting also provides a digestible and comparable data point to determine progress over time.
Racial and gender median pay gaps are accepted as the valid way of measuring pay inequity by the United States Census Bureau, Department of Labor, Organization for Economic Cooperation and Development, and International Labor Organization. The United Kingdom and Ireland mandate disclosure of median gender pay gaps, and the United Kingdom is considering mandating racial pay gap reporting. Amazon discloses data for United Kingdom employees, reporting a median base pay gap of 1.4 percent and median bonus gap of 25.1 percent.
Resolved: Shareholders request Amazon report on median pay gaps across race and gender, including associated policy, reputational, competitive, and operational risks, and risks related to recruiting and retaining diverse talent. The report should be prepared at reasonable cost, omitting proprietary information, litigation strategy and legal compliance information.
Racial/gender pay gaps are defined as the difference between non-minority and minority/male and female median earnings expressed as a percentage of non-minority/male earnings (Wikipedia/OECD, respectively).
Supporting Statement: An annual report adequate for investors to assess performance could, with board discretion, integrate base, bonus and equity compensation to calculate:
•
percentage median gender pay gap, globally and/or by country, where appropriate

•
percentage median racial/minority/ethnicity pay gap, US and/or by country, where appropriate

End of Shareholder Proposal and Statement of Support

2022 Proxy Statement       49

SHAREHOLDER PROPOSALS
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 11

Why We Recommend You Vote Against This Proposal

•
Amazon currently provides extensive information on compensation by gender and by race/ethnicity. When evaluating 2021 compensation, including base compensation, cash bonuses, and stock, our reported data demonstrates that women globally and in the United States earned 99.8 cents and 99.9 cents, respectively, for every dollar that men earned performing the same jobs, and racial/ethnic minorities in the United States earned 99.2 cents for every dollar that white employees earned performing the same jobs.

•
We are strongly committed to promoting gender and racial diversity and inclusion in our workforce, including among our leadership ranks.

•
We have robust programs that are dedicated to increasing opportunities for underrepresented groups to enter the technology workforce, and we are investing in building the next generation of diverse technical leaders.

We Currently Provide Extensive Information on Compensation by Gender and by Race/Ethnicity
We believe that people should receive equal pay for equal work, regardless of gender, race, or ethnicity, and we are committed to compensating our employees fairly and equitably. In light of the extensive reporting we already provide on our progress and ongoing activities promoting these objectives, as detailed below and reported publicly, we do not believe that the additional report on vaguely-described “median pay gaps across race and gender” requested by this proposal would enhance understanding of or accountability for our diversity efforts.
Amazon already provides extensive statistical reporting on our workforce diversity and pay equity. We annually publish gender and race representation information on our diversity and inclusion website, which includes representation by job type, such as front-line associates, corporate employees, and senior leaders. In addition, to provide even greater transparency, we began publishing our consolidated EEO-1 reports in 2021. Amazon also annually provides information on compensation by gender and by race/ethnicity. As the proponent acknowledges, our reported gender and racial/ethnic group pay statistics demonstrate that Amazon pays our employees comparably when analyzing the work of people performing the same jobs. When evaluating 2021 compensation, including base compensation, cash bonuses, and stock, our reported data demonstrates that women globally and in the United States earned 99.8 cents and 99.9 cents, respectively, for every dollar that men earned performing the same jobs, and racial/ethnic minorities in the United States earned 99.2 cents for every dollar that white employees earned performing the same jobs.31
While we are aware that more work needs to be done and are striving to make progress, we disagree with this proposal’s unsupported assertion that reporting unadjusted median pay gaps is a “best practice,” and we note that few U.S. companies report on an unadjusted basis. An unadjusted median pay statistic does not account for factors such as cost of living, job function and level, labor force participation rates, country currency, and geography that impact differences in compensation. Furthermore, the unadjusted median pay statistic does not provide the information our managers and leaders need to make hiring, promotion, and retention decisions in a way that drives representation of women and employees from underrepresented racial/ethnic groups into management and leadership roles. We believe that the pay information that we review and disclose publicly each year, which incorporates these factors, provides a more accurate picture of our pay policies and practices. As reflected by our published pay information, we are committed to fairly and equitably compensating our employees. Our compensation policies and practices are designed to compensate employees in accordance with their job and level, without regard to gender, race, or other protected categories. We monitor implementation of our policies and practices by annually reviewing employee compensation. We also set on-hire compensation without regard to a candidate’s current or previous salary, blunting the effect of historical inequities along gender and race lines. Amazon was early to adopt a bold and comprehensive U.S.-wide policy prohibiting recruiters from asking candidates for their current salary information, rather than prohibiting such inquiries only where legally required.
We also do not believe that reporting on a number of median pay gaps across race and gender, as requested by this proposal, is a practical or useful approach that would enhance understanding of or accountability for our diversity and inclusion efforts. The nature of racial disparities and discrimination issues, as well as the racial and ethnic composition of

31
See https://www.aboutamazon.com/news/workplace/our-workforce-data.

SHAREHOLDER PROPOSALS
underrepresented groups, can vary greatly from region to region, even within the same country. Therefore, a precise determination as to which demographic groups are, or are not, underrepresented in a given geography may not be possible. Moreover, the laws of some countries prohibit employers from collecting race and ethnicity information from employees, as recognized by Institutional Shareholder Services (“ISS”) in a 2020 report.32 The proposal seems to recognize these limitations but does not explain how it would have companies solve them, instead stating only that companies may calculate “percentage median racial/minority/ethnicity pay gap” by “US and/or by country, where appropriate.” While we could provide a patchwork of additional statistics across our workforce, we do not believe it is a useful or productive effort.
We Are Intently Focused on Our Employees’ Well-Being and Success
We are proud to offer competitive pay and comprehensive benefits, and our high wages have had a positive impact on other wages in local labor markets where Amazon operates and have helped boost local economies across the country.33 In the United States, the roles in fulfillment and transportation offer an average starting wage of more than $18 an hour—and up to $22.50 per hour in some locations.34 Additionally, we provide numerous benefits to our employees, including comprehensive medical benefits, a 401(k) plan with a Company match, and up to 20 weeks of parental leave (birth parents are eligible for up to 20 weeks of leave and partners up to six). Every employee at Amazon also has access to nine different Company-funded upskilling programs as part of Amazon’s $1.2 billion Upskilling 2025 pledge.35 Programs include Career Choice, an education benefit which fully funds tuition for employees to learn new skills for career success at Amazon or elsewhere, including Bachelor’s degrees, industry certifications designed to lead to in-demand jobs, and foundational skills such as English language proficiency, high school diplomas, and GEDs. We offer graduate-school-level training for our employees through Machine Learning University, a program designed to give current Amazon employees the chance to develop expertise in machine learning, growing critical skills in an area of rapidly expanding professional opportunities within Amazon. We are also proud to offer our employees the opportunity to participate in our Mechatronics and Robotics Apprenticeship Program. This program, which is registered with the U.S. Department of Labor, provides employees the opportunity to learn skills and technical knowledge needed to fulfill a technical maintenance role within our facilities. Those who complete the first phase of this program see an increase in their wages of up to approximately 40%, and those who complete the second phase see their average wage increase by up to an additional 48%.
We Are Committed to Supporting and Increasing Diversity, Including in Leadership Roles
We are equally committed to increasing gender and racial diversity, including among our leadership ranks. We believe “[d]iversity and inclusion are good for business—and more fundamentally—simply right,”36 and, as our founder and Executive Chair has stated, “[t]hese are enduring values for us—and nothing will change that.” Our Board is likewise dedicated to promoting diversity, equity, and inclusion at Amazon. The Board’s Leadership Development and Compensation Committee oversees and monitors our strategies and policies related to human capital management within Amazon’s workforce, including specifically overseeing and monitoring our policies on diversity, equity, and inclusion, corporate culture, compensation and benefits, and retention. The Board is also committed to its own diversity. The Nominating and Corporate Governance Committee of the Board includes, and has any search firm that it engages include, women, individuals from underrepresented racial/ethnic groups, and individuals who identify as LGBTQ+ in the pool from which it selects director candidates. Currently, of our independent directors, five are women and two are from underrepresented racial/ethnic groups, and all three Board committees are chaired by women.
With more than 1.6 million employees worldwide, we have increased the percentage of women and U.S. employees from underrepresented racial/ethnic groups across our tech and non-tech corporate roles and in manager roles in each of the past three years. Starting in 2020, our senior leadership team dove deep into the mechanisms we use to hire, develop, and promote employees, so that we can better identify opportunities to ensure equitable access for all. We also publicly announced ambitious 2020 and 2021 Company-wide goals for diversity, equity, and inclusion.37 In 2020, we set, and met, goals to double the number of Black directors and vice presidents, launch inclusion training for all employees, and remove racially

32
See U.S. Environmental & Social Shareholder Proposals, 2020 Proxy Season Review, ISS, October 20, 2020, at 12, available at https://insights.issgovernance.com/posts/2020-u-s-environmental-social-shareholder-proposals-proxy-season-review/(subscription required).

33
See https://www.aboutamazon.com/news/job-creation-and-investment/study-shows-amazons-wage-increase-to-15-an-hour-also-upped-pay-for-non-
amazon-workers.

34
See https://press.aboutamazon.com/news-releases/news-release-details/amazon-announces-plans-hire-125000-employees-hundreds-cities-and.

35
See https://www.aboutamazon.com/workplace/upskilling-commitments.

36
See https://www.aboutamazon.com/about-us/our-positions.

37
See https://www.aboutamazon.com/news/workplace/diversity-equity-and-inclusion.

2022 Proxy Statement       51

SHAREHOLDER PROPOSALS
insensitive language in our tech documentation. In 2021, while we fell short of the ambitious goal we set to again double the number of Black directors and vice presidents, we made significant progress and increased the number of Black directors and vice presidents by almost 70% and remain committed to increasing diverse representation in our workforce at the most senior levels. We achieved our goal in 2021 to increase the hiring of U.S. Black mid-level employees by at least 30%. Further, we inspected any statistically significant demographic differences in performance ratings and attrition to identify root causes and, as necessary, implement action plans. We continue to inspect and refine the mechanisms we use to hire, develop, evaluate, and retain our employees to promote equity for all candidates and employees.
We have also launched Rise, a leadership development program for Black leaders across all businesses, and are one of the initial 12 launch employers participating in the Management Leadership for Tomorrow (“MLT”) Black Equity at Work Certification Program, which is a clear and comprehensive new standard that requires employers to assess and make meaningful progress toward achieving Black equity internally while supporting Black equity in society.38 Moreover, we are continuing to invest in our efforts to bring more women and employees from underrepresented racial/ethnic groups into leadership positions at Amazon. We employ hundreds of professionals in diversity, equity, and inclusion roles who are devoted full-time to promoting diversity, equity, and inclusion goals, initiatives, and mechanisms. We also have teams in every business and in executive recruiting dedicated to attracting and hiring diverse talent, and we participate in events and partnerships with groups like AnitaB.org, GEM Consortium Fellows, AfroTech, Lesbians Who Tech, and the American Indian Science and Engineering Society. We also ran a virtual summit, “Represent the Future,” in August 2021 that centered on Black, Latinx, and Native American talent (students and professional), and we are investing in internal and external programs to assist diverse leaders to advance into more senior roles.
Our commitment to diversity, equity, and inclusion is further fostered by our 13 employee-led Affinity Groups, which engage employees across hundreds of chapters around the world. These groups include Amazon People with Disabilities, Amazon Women in Engineering, Asians@Amazon, the Black Employee Network, Body Positive Peers, Families@Amazon, Glamazon, Indigenous@Amazon, Latinos@Amazon, Mental Health and Well-Being, Warriors@Amazon, Women@Amazon, and the Women in Finance Initiative. Our culture of inclusion is reinforced within our 16 Leadership Principles, which remind our team members to work every day to create a more diverse and just work environment; seek diverse perspectives, learn and be curious, and earn trust; and that we must begin each day with a determination to make better, do better, and be better for our customers, our employees, our partners, and the world at large.39 We also host annual and ongoing learning experiences with a diversity, equity, and inclusion focus, including our annual Conversations on Race and Ethnicity (CORE) conference. At CORE, our largest global internal conference, Amazonians examine the intersection of gender with race, sexual orientation, disability status, veteran status, and other dimensions of diversity. This conference has included diversity-oriented talks from academics and external leaders on technology, entrepreneurship, entertainment, and leadership and includes Amazon-specific training programs focused on personal and team development. Our focus on diversity, equity, and inclusion has been independently recognized by the Human Rights Campaign’s Corporate Equality Index; the NAACP Equity, Inclusion, and Empowerment Index; the Disability Equality Index; and the 2019 American Foundation for the Blind Helen Keller Achievement Award. More information about Amazon’s diversity and inclusion efforts and employee demographics is publicly available at https://www.aboutamazon.com/workplace/diversity-inclusion.
We Have Robust Programs Dedicated to Increasing Opportunities for Underrepresented Groups
We also believe it is critical that we increase opportunities for underrepresented groups to enter the technology workforce. To find the best talent for technical and non-technical roles, we actively partner with academic institutions that reach underrepresented communities. Some examples of our efforts to recruit women globally and individuals from underrepresented racial/ethnic groups in the United States include recruiting from diverse colleges and universities (including Historically Black Colleges and Universities (“HBCUs”), Hispanic-Serving Institutions, women’s colleges, and tribal colleges), hosting hiring fairs within underrepresented communities around the world, and committing to the HBCU Partnership Challenge to support greater engagement between private companies and HBCUs. In February 2020, we hosted a conference for students from HBCUs to bring together Amazon’s HBCU alumni and 225 students from 42 HBCUs to learn, connect, and think about their future paths. In summer 2021, we sponsored a summer program held at Howard University, an HBCU, aimed at increasing the pipeline of economists from underrepresented racial/ethnic groups. Amazon’s Student Programs also offer internships across Amazon’s business units and look for interns through campus organizations like the National Society of Black Engineers, the Society of Hispanic Professional Engineers, Society of Women Engineers, American Indian

38
See https://www.mltblackequityatwork.org/about-the-certification/.

39
See https://www.aboutamazon.com/news/workplace/building-an-inclusive-culture; https://www.aboutamazon.com/about-us/leadership-principles.

SHAREHOLDER PROPOSALS
Science and Engineering Society, and others.40 The Amazon Propel Program is an internship program that provides two weeks of classroom-based training and ten weeks of on-the-job training to support students interested in a career in software engineering. The program seeks to attract applicants from historically underrepresented groups.
In addition to our hiring efforts, we are investing in building the next generation of diverse technical leaders from various backgrounds by providing broader access to STEM education. Our Amazon Future Engineer program is a childhood-to-career computer science education program offering programming that starts with primary school and continues through secondary into career. Each year, the program inspires and educates millions of students globally from underserved communities to pursue careers of the future by leveraging computer science and coding skills. Students explore computer science by meeting Amazonians in virtual live career talks or explorations of our real-world innovations. We support educators with school curriculum and project-based learning, using code to make music, program robots, and solve problems. Amazon Future Engineer also awards 100 students in the United States each year with four-year, $40,000 scholarships and paid internships at Amazon, as well as honoring Teacher of the Year Award winners with more than $30,000 for themselves and their schools. We also work with organizations like Code.org and Ada Developers Academy to promote diversity in the STEM pipeline. Other organizations with which we partner to inspire young girls in tech include Girls’ Brigade Singapore and Technovation Spain.
Given our focused attention on equal pay practices and workplace non-discrimination through our policies and practices, as reflected by our published pay statistics and our commitment to hiring and identifying the best talent from all backgrounds for diverse and inclusive teams, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting additional reporting on gender/racial pay.

ITEM 12—SHAREHOLDER PROPOSAL REQUESTING A DIVERSITY AND EQUITY AUDIT

Beginning of Shareholder Proposal and Statement of Support:
Racial Equity Audit
Resolved
Shareholders of Amazon.com, Inc. (“Amazon”) request that the Board of Directors commission a racial equity audit analyzing Amazon’s impacts on civil rights, diversity, equity and inclusion, and the impacts of those issues on Amazon’s business. The audit may, in the board’s discretion, be conducted by an independent third party with input from civil rights organizations, employees, communities in which Amazon operates and other stakeholders. A report on the audit, prepared at reasonable cost and omitting confidential or proprietary information, should be publicly disclosed on Amazon’s website.
Supporting Statement
The murder of George Floyd, and the public outcry over the killings of other Black men and women, has galvanized the movement for racial justice and equity. This movement has focused the attention of media and policymakers on systemic racism, racial violence, and inequities throughout society. Companies would benefit from assessing the potential risks of their products, services and overall corporate practices that are or are perceived to be discriminatory, racist, or increasing inequalities. Companies that fail to assess these risks could face controversies that result in customer and employee attrition, negative press, significant fines or regulatory inquiries.
In 2020, Amazon tweeted its solidarity with the fight against systemic racism. Since then, Amazon has taken some measures to address racial justice and equity, including committing financial resources and publishing workforce diversity data. However, Amazon faces controversies, some significant, that pose various risks and raise questions related to the company’s overall strategy and the company’s alignment with its public statements. This includes:

40
See https://www.aboutamazon.com/news/workplace/hiring-the-best-talent.

2022 Proxy Statement       53

SHAREHOLDER PROPOSALS
•
Controversies related to workforce diversity, treatment of minority workers, environmental justice in communities of color, surveillance and civil rights;

•
Lawsuits alleging discriminatory hiring and promotion practices, and alleging failure to protect warehouse workers, who are mostly people of color; and,

•
Criticism regarding its products and services, and their adverse impacts on civil rights and communities of color.

There is no public evidence that Amazon is assessing the potential or actual negative impacts of its policies, practices, products, and services through a racial equity lens.
Amazon has stated it is conducting a human rights assessment, which is not an audit conducted by auditors who are experienced in rooting out biases and discrimination. Amazon’s assessment would not address the core issues of this proposal, including how Amazon is implementing its racial equity, diversity and inclusion strategy, assessing effectiveness, ensuring sufficient oversight mechanisms, and addressing potential structural impediments and implicit biases.
Furthermore, companies, like Starbucks, still faced risks and controversies related to their impacts on people of color after completing similar human rights reporting. Following those controversies, Starbucks conducted an independent racial equity audit that assisted them in identifying, prioritizing, and implementing improvements.
In 2021, 44 percent of Amazon shareholders supported a proposal seeking such an audit.
Because of the pattern and magnitude of controversies repeatedly facing Amazon, we believe that it is in shareholders’ best interests for Amazon to proactively identify and mitigate risks through an independent racial equity audit.
End of Shareholder Proposal and Statement of Support
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 12

Why We Recommend You Vote Against This Proposal

•
Amazon is committed to respecting and promoting civil and human rights, racial equity and racial justice, diversity and inclusion, and nondiscrimination, both in our operations and with our stakeholders. As we have made clear through our positions statement, “[t]he inequitable treatment of Black people is unacceptable,” and “we stand in solidarity with our Black employees, customers, and partners, and are committed to helping build a country and a world where everyone can live with dignity and free from fear.”

•
Amazon engages with impacted communities, stakeholders, and third-party experts and has initiated numerous programs to assess and address concerns that have been raised regarding our operations.

•
For example, starting in 2020, our senior leadership team dove deep into the mechanisms we use to hire, develop, and promote employees, so that we can better identify opportunities to ensure equitable access for all. We also publicly announced ambitious 2020 and 2021 Company-wide goals for diversity, equity, and inclusion. We have worked with Management Leadership for Tomorrow, which partners with more than 150 leading companies, social sector organizations, and universities to strengthen recruitment and retention of Black, Latinx, and Native American talent. Further, in 2021, Ring completed a civil rights and civil liberties audit with the Policing Project at New York University School of Law.

•
Given the scope, complexity, and constant evolution of our operations, as well as our existing commitment to human and civil rights, racial equity, diversity and inclusion, and nondiscrimination as reflected in our existing principles and policies and our numerous and evolving initiatives, we believe that commissioning a separate audit of the same issues is unnecessary.

SHAREHOLDER PROPOSALS
We are Committed to Respecting and Promoting Civil and Human Rights, Racial Equity and Racial Justice, Diversity and Inclusion, and Nondiscrimination, Both in Our Operations and with Our Stakeholders
We take very seriously our commitment to respect and value people from all backgrounds, including gender, race, ethnicity, religion, sexual orientation, veteran status, and disability. The policies and procedures we have in place and in process are intended to support this commitment, and we continuously look for ways to scale our impact as we grow. We believe “[d]iversity and inclusion are good for business—and more fundamentally—simply right.”41 Moreover, our Board and management team are fully aligned with these objectives. The Leadership Development and Compensation Committee oversees and monitors our strategies and policies related to human capital management within Amazon’s workforce, including with respect to policies on diversity, equity, and inclusion, workplace environment and safety, and corporate culture; the Audit Committee oversees legal compliance and controls, policies, and procedures; and the Nominating and Corporate Governance Committee oversees and monitors our other policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and related risks most relevant to the Company’s operations and engagement with customers, suppliers, and communities.
Our culture of inclusion is reinforced within our 16 Leadership Principles, which remind our team members to work every day to create a more diverse and just work environment; seek diverse perspectives, learn and be curious, and earn trust; and that we must begin each day with a determination to make better, do better, and be better for our customers, our employees, our partners, and the world at large.42 We track and publicly disclose data about the representation of women and employees from underrepresented racial/ethnic groups in our workforce, and have recently increased the amount and specificity of data we share publicly, because we know that diversity helps us build better teams that meet the needs of and better represent our global customer base.43 Our reported gender and racial/ethnic group pay statistics demonstrate that Amazon pays our employees comparably when analyzing the work of people performing the same jobs. When evaluating 2021 compensation, including base compensation, cash bonuses, and stock, our reported data demonstrates that women globally and in the United States earned 99.8 cents and 99.9 cents, respectively, for every dollar that men earned performing the same jobs, and racial/ethnic minorities in the United States earned 99.2 cents for every dollar that white employees earned performing the same jobs.44 Additionally, with more than 1.6 million employees worldwide, we have increased the percentage of women and U.S. employees from underrepresented racial/ethnic groups across our tech and non-tech corporate roles and in manager roles in each of the past three years.
Furthermore, we are committed to making the communities in which we operate better from an employment and financial perspective. We are proud to be a leader in compensation and employee benefits, and our high wages have had a positive impact on other wages in local labor markets where Amazon operates and have helped boost local economies across the country.45 In the United States, the roles in fulfillment and transportation offer an average starting wage of more than $18 an hour—and up to $22.50 per hour in some locations.46 Additionally, we provide numerous benefits to our employees, including comprehensive medical benefits, a 401(k) plan with a Company match, and up to 20 weeks of parental leave (birth parents are eligible for up to 20 weeks of leave and partners up to six). Every employee at Amazon also has access to nine different Company-funded upskilling programs as part of Amazon’s $1.2 billion Upskilling 2025 pledge.47 Programs include Career Choice, an education benefit which fully funds tuition for employees to learn new skills for career success at Amazon or elsewhere, including Bachelor’s degrees, industry certifications designed to lead to in-demand jobs, and foundational skills such as English language proficiency, high school diplomas, and GEDs.
Amazon Engages with Impacted Communities, Stakeholders, and Third-Party Experts and Has Initiated Numerous Programs to Assess and Address Concerns that Have Been Raised Regarding Our Operations
We have initiated numerous programs to assess and address racial justice considerations across key aspects of our operations that we believe fully address the objectives of this proposal, including those discussed below.

41
See https://www.aboutamazon.com/about-us/our-positions.

42
See https://www.aboutamazon.com/news/workplace/building-an-inclusive-culture; https://www.aboutamazon.com/about-us/leadership-principles.

43
See https://www.aboutamazon.com/news/workplace/our-workforce-data.

44
See https://www.aboutamazon.com/news/workplace/our-workforce-data.

45
See https://www.aboutamazon.com/news/job-creation-and-investment/study-shows-amazons-wage-increase-to-15-an-hour-also-upped-pay-for-non-
amazon-workers.

46
See https://press.aboutamazon.com/news-releases/news-release-details/amazon-announces-plans-hire-125000-employees-hundreds-cities-and.

47
See https://www.aboutamazon.com/workplace/upskilling-commitments.

2022 Proxy Statement       55

SHAREHOLDER PROPOSALS
•
Company-Wide Diversity, Equity, and Inclusion Goals. Starting in 2020, our senior leadership team dove deep into the mechanisms we use to hire, develop, and promote employees, so that we can better identify opportunities to ensure equitable access for all. We also publicly announced ambitious 2020 and 2021 Company-wide goals for diversity, equity, and inclusion.48 In 2020, we set, and met, goals to double the number of Black directors and vice presidents, launch inclusion training for all employees, and remove racially insensitive language in our tech documentation. In 2021, while we fell short of the ambitious goal we set to again double the number of Black directors and vice presidents, we made significant progress and increased the number of Black directors and vice presidents by almost 70% and remain committed to increasing diverse representation in our workforce at the most senior levels. We achieved our goal in 2021 to increase the hiring of U.S. Black mid-level employees by at least 30%. Further, we inspected any statistically significant demographic differences in performance ratings and attrition to identify root causes and, as necessary, implement action plans. We continue to inspect and refine the mechanisms we use to hire, develop, evaluate, and retain our employees to promote equity for all candidates and employees.

•
Participating in the MLT Black Equity at Work Certification Program. We have worked with Management Leadership for Tomorrow (“MLT”), which partners with more than 150 leading companies, social sector organizations, and universities to strengthen recruitment and retention of Black, Latinx, and Native American talent. We are also one of the initial 12 launch employers participating in the MLT Black Equity at Work Certification Program, which is a clear and comprehensive new standard that requires employers to assess and make meaningful progress toward achieving Black equity internally while supporting Black equity in society.49 This program includes developing and implementing a rigorous plan to increase Black employee representation at every level of the organization.

•
Black Business Accelerator. We launched the Black Business Accelerator to help build sustainable equity and growth for Black-owned businesses. The $150 million initiative explicitly targets barriers to access, opportunity, and advancement created by systemic racism across America and was created in partnership with our Black Employee Network and a coalition of strategic partners, including the Minority Business Development Agency and the U.S. Black Chambers, Inc. The Black Business Accelerator aims to drive economic equity for Black entrepreneurs, providing them with financial support, business education and mentorship, and marketing and promotion of their brands and products as third-party sellers in our store.

•
Promoting Diversity and Inclusion in Our Workplace. Our diversity and inclusion website50 and sustainability report51 provide examples of the many proactive measures we have taken to promote gender and racial diversity and inclusion in our workforce, including among our leadership ranks. We are continuing to invest in our efforts to bring more women and employees from underrepresented racial/ethnic groups into leadership positions at Amazon. We have launched Rise, a leadership development program for Black leaders across all businesses. We employ hundreds of professionals in diversity, equity, and inclusion roles who are devoted full-time to promoting diversity, equity, and inclusion goals, initiatives, and mechanisms. We also have teams in every business and in executive recruiting dedicated to attracting and hiring diverse talent, and we participate in events and partnerships with groups like AnitaB.org, GEM Consortium Fellows, AfroTech, Lesbians Who Tech, and the American Indian Science and Engineering Society. We also ran a virtual summit, “Represent the Future,” in August 2021 that centered on Black, Latinx, and Native American talent (students and professional), and we are investing in internal and external programs to assist diverse leaders to advance into more senior roles.

Our 13 employee-led Affinity Groups, which engage employees across hundreds of chapters around the world, further foster our commitment to diversity, equity, and inclusion. These groups include Amazon People with Disabilities, Amazon Women in Engineering, Asians@Amazon, the Black Employee Network, Body Positive Peers, Families@Amazon, Glamazon, Indigenous@Amazon, Latinos@Amazon, Mental Health and Well-Being, Warriors@Amazon, Women@Amazon, and the Women in Finance Initiative. We host annual and ongoing learning experiences with a diversity, equity, and inclusion focus, including our annual Conversations on Race and Ethnicity (CORE) conference. At CORE, our largest global internal conference, Amazonians examine the intersection of gender with race, sexual orientation, disability status, veteran status, and other dimensions of diversity. This conference has included diversity-oriented talks from academics and external leaders on technology, entrepreneurship, entertainment, and leadership and includes Amazon-specific training programs focused on personal and team development. Our focus on diversity, equity, and inclusion has been independently recognized by the Human Rights Campaign’s Corporate Equality Index; the NAACP Equity, Inclusion, and Empowerment

48
See https://www.aboutamazon.com/news/workplace/diversity-equity-and-inclusion.

49
See https://www.mltblackequityatwork.org/about-the-certification/.

50
See https://www.aboutamazon.com/workplace/diversity-inclusion.

51
See Amazon Sustainability 2020 Report: Further and Faster, Together, available at https://sustainability.aboutamazon.com/
pdfBuilderDownload?name=amazon-sustainability-2020-report.

SHAREHOLDER PROPOSALS
Index; the Disability Equality Index; and the 2019 American Foundation for the Blind Helen Keller Achievement Award. More information about Amazon’s diversity and inclusion efforts and employee demographics is publicly available at https://www.aboutamazon.com/workplace/diversity-inclusion.
•
Advocating for Racial Justice in Our Communities. We have made clear through the statement of our policy positions that “[t]he inequitable treatment of Black people is unacceptable,” and “we stand in solidarity with our Black employees, customers, and partners, and are committed to helping build a country and a world where everyone can live with dignity and free from fear.”52 We will continue to support regulation that eliminates the unjust targeting of people based on race, including the George Floyd Justice in Policing Act, and policies that protect and expand voting rights and provide better health and educational outcomes for Black and Brown communities around the world. Additionally, AWS provides support and mentorship opportunities to the Memorial Foundation’s Social Justice Fellows Program, a free eight-week program where 50 fellows, ages 18 to 35, focus on advocacy, community organizing, and public policy.53

•
Assessing, Addressing, and Mitigating the Impact of Our Operations on Communities. We also regularly analyze the environmental and social impacts of our businesses and assess how we can positively contribute to the many communities in which we operate across the United States and the world. We report on many of these activities through our sustainability website54 and in our sustainability report. These resources provide information on our sustainability efforts, our community impact and work, and how we strive to support underrepresented and underprivileged communities. We are taking steps to significantly reduce the environmental impact of our operations in communities by continuing to electrify our delivery vehicles and transportation network and working to power our operations with 100% renewable energy by 2025, five years ahead of our original target of 2030, as part of our goal to reach net-zero carbon by 2040. Amazon’s custom electric delivery vehicles hit the road testing with customer deliveries in Los Angeles in February 2021, and since have expanded to 15 additional U.S. cities, including San Francisco, Nashville, Tulsa, Minneapolis, Denver, and more. We also strive to have a positive impact on other aspects of the communities in which we operate by driving economic growth, investing in affordable housing, and supporting non-profits and community organizations. For example, in 2021, we established the Amazon Housing Equity Fund to provide more than $2 billion in below-market loans and grants to preserve and create affordable homes for individuals and families earning moderate to low incomes in our three hometown communities—Washington state’s Puget Sound region; the Washington, D.C., and Arlington, Virginia, metropolitan areas; and Nashville, Tennessee.55 Amazon’s first commitments of more than $869 million will make up to 5,300 affordable apartment homes available in these communities with more investments to come. We have also partnered with social impact and economic justice groups to support real estate developers of color and facilitate affordable housing projects.56 We have committed $21 million to pilot a two-year accelerator program that provides Black, Hispanic, and Native American real estate developers with training, mentorship, and capital to kickstart their projects. As another example, we contribute monetary and in-kind donations to support schools and organizations in local communities.57 Moreover, when a fulfillment center is first established in a community, it is generally accompanied by significant capital investments by Amazon and others, the creation of new jobs with Amazon and other employers, and sizeable increases in sales tax revenue. Additionally, through a donation match program, Amazon and our employees have donated more than $27 million to organizations working to bring about social justice and improve the lives of Black and African Americans, including groups focused on combating systemic racism through the legal system and groups dedicated to expanding educational and economic opportunities for Black communities.58

•
Creating Opportunity for Disadvantaged and Underrepresented Communities. We also believe it is critical that we increase opportunities for underrepresented groups to enter the technology workforce. To find the best talent for technical and non-technical roles, we actively partner with academic institutions that reach underrepresented communities. Some examples of our efforts to recruit women globally and individuals from underrepresented racial/ethnic groups in the United States include recruiting from diverse colleges and universities (including Historically Black Colleges and Universities (“HBCUs”), Hispanic Serving-Institutions, women’s colleges, and tribal colleges), hosting hiring fairs within underrepresented communities around the world, and committing to the HBCU Partnership Challenge to support greater engagement

52
See https://www.aboutamazon.com/about-us/our-positions.

53
See https://www.aboutamazon.com/news/aws/training-the-next-generation-of-social-justice-leaders.

54
See https://sustainability.aboutamazon.com/.

55
See https://www.aboutamazon.com/impact/community/housing-equity; https://www.aboutamazon.com/news/community/amazon-commits-another-24-8-million-for-local-affordable-homes.

56
See https://www.aboutamazon.com/news/community/amazon-launches-21m-program-for-real-estate-developers-of-color.

57
See https://www.aboutamazon.com/news/job-creation-and-investment/the-amazon-effect-what-a-fulfillment-center-means-to-its-community.

58
See https://www.aboutamazon.com/news/policy-news-views/amazon-donates-10-million-to-organizations-supporting-justice-and-equity.

2022 Proxy Statement       57

SHAREHOLDER PROPOSALS
between private companies and HBCUs. In February 2020, we hosted a conference for students from HBCUs to bring together Amazon’s HBCU alumni and 225 students from 42 HBCUs to learn, connect, and think about their future paths. In summer 2021, we sponsored a summer program held at Howard University, an HBCU, aimed at increasing the pipeline of economists from underrepresented racial/ethnic groups. Amazon’s Student Programs also offer internships across Amazon’s business units and look for interns through campus organizations like the National Society of Black Engineers, the Society of Hispanic Professional Engineers, Society of Women Engineers, American Indian Science and Engineering Society, and others.59 The Amazon Propel Program is an internship program that provides two weeks of classroom-based training and ten weeks of on-the-job training to support students interested in a career in software engineering. The program seeks to attract applicants from historically underrepresented groups.
In addition to our hiring efforts, we are investing in building the next generation of diverse technical leaders from various backgrounds by providing broader access to STEM education. Our Amazon Future Engineer program is a childhood-to-career computer science education program offering programming that starts with primary school and continues through secondary into career. Each year, the program inspires and educates millions of students globally from underserved communities to pursue careers of the future by leveraging computer science and coding skills. Students explore computer science by meeting Amazonians in virtual live career talks or explorations of our real-world innovations. We support educators with school curriculum and project-based learning, using code to make music, program robots, and solve problems. Amazon Future Engineer also awards 100 students in the United States each year with four-year, $40,000 scholarships and paid internships at Amazon, as well as honoring Teacher of the Year Award winners with more than $30,000 for themselves and their schools. We also work with organizations like Code.org and Ada Developers Academy to promote diversity in the STEM pipeline. Other organizations with which we partner to inspire young girls in tech include Girls’ Brigade Singapore and Technovation Spain. We publish additional information regarding investments we make in our communities through various pages on our website, such as our website dedicated to job creation and investment and our news blog’s community page.
•
Responding to Civil Rights Concerns Relating to Our Products and Services. While there is a lot of misunderstanding and misinformation around our Amazon Rekognition technology and Ring products, we have been consistent and proactive in our efforts to address concerns and mitigate the risk of misuse through policy and advocacy efforts, customer contractual requirements and training, consultation with third-party experts, and other policies and practices. For example, as highlighted below, in 2021 Ring completed a civil rights and civil liberties audit with the Policing Project at New York University School of Law.

Amazon Rekognition is an image analysis service that can analyze objects, people, text, scenes, and activities in images and videos. It is not a surveillance system. When used properly and responsibly, Amazon’s facial recognition technology can help to protect civil rights, as demonstrated by non-profit, advocacy, and government groups using it for purposes including tracking and stopping child exploitation, rescuing victims of human trafficking, and locating hundreds of missing children. It has also been used to build educational apps, enhance security through multi-factor authentication, identify suggestive or explicit website content in order to block or remove those images, and provide identity verification as part of mobile banking services for underbanked individuals in emerging geographies, among numerous other examples. Similarly, Ring strives to fulfill its mission to make neighborhoods safer, including by inventing home security products that solve real customer problems and assisting community members in sharing important safety information and connecting with each other.
Amazon has continuously taken steps to address illegal and discriminatory use of such technology through customer contractual requirements, policies, practices, and advocacy efforts. As a condition to using Amazon Rekognition and every other AWS service, a customer (including a government or law enforcement customer) must accept the AWS Acceptable Use Policy, which prohibits use of AWS’s services “for any illegal, harmful, fraudulent, infringing or offensive use,” including “[a]ny activities that are illegal, that violate the rights of others, or that may be harmful to others, our operations or reputation.”60 We have reviewed and turned down potential customers whose proposed uses would violate our Acceptable Use Policy. We also have a mechanism to allow third parties to report potential abuses of the technology, and in the more than five years AWS has been offering Amazon Rekognition, we have not received a single report of use in the harmful manner posited in the proposal. In addition to the contractual restrictions that prohibit the use of Amazon Rekognition for anything illegal, harmful, fraudulent, infringing, or offensive, we have in place specific guidance and requirements regarding public disclosure, training, and other safeguards. We have science and technical experts who help

59
See https://www.aboutamazon.com/news/workplace/hiring-the-best-talent.

60
Available at https://aws.amazon.com/aup/.

SHAREHOLDER PROPOSALS
promote fairness in our products and services, including helping to design, test, and audit our services for fairness and accuracy and to mitigate potential bias, and who publish academic papers and provide thought leadership in this area. AWS also makes available capabilities that help customers detect bias in machine learning models and increase transparency by helping explain model behavior to customers and other stakeholders.61 In June 2020, AWS implemented a moratorium on use of Amazon Rekognition’s face comparison feature by police departments in connection with criminal investigations and, in May 2021, AWS announced the indefinite extension of that moratorium. We believe this moratorium will give governments time to implement appropriate rules, and we stand ready to help with any such initiatives.
The Neighbors App by Ring is a free application designed to help community members connect with each other and trusted sources of safety information like the public safety agencies that serve them. Ring limits potential misuse of its products and services in numerous ways, including designing Neighbors to allow users to choose whether and what to share, if anything, enforcing strict limitations on requests for information or video recordings, and requiring all users to abide by community guidelines that prohibit racial profiling, hate speech, and other forms of discrimination. Ring has a dedicated group of team members, who are trained regarding critical and timely issues, proactively moderating Neighbors content and working to remove prohibited content prior to posting publicly, 24 hours a day, seven days a week.
In 2021, Ring completed a civil rights and civil liberties audit with the Policing Project at New York University School of Law. The audit was focused on potential racial justice, civil rights, civil liberties, and democratic accountability issues relating to law enforcement’s use of Neighbors and Ring’s practices regarding law enforcement requests for information. As part of the audit, the Policing Project presented Ring with a detailed set of recommendations. During the course of the audit, Ring implemented over one hundred changes to its products, policies, and legal processes.62 For instance, in addition to the safeguards Ring already had in place such as human content moderation, Ring implemented important design and moderation changes to further minimize the risk of potentially biased or problematic content. Ring also engaged the Center for Democracy and Technology (the “CDT”) to provide counsel and help strengthen its moderation practices, and the CDT contributed to updates to the Neighbors App and community guidelines in 2021. Ring is committed to making sure our products and services are used responsibly, and to helping communities build a more just, equitable society.
Our policies also prohibit the sale of products that promote, incite, or glorify hatred, violence, racial, sexual, or religious intolerance or promote organizations with such views. We maintain these policies to ensure a welcoming environment for our global customers and selling partners to do business while offering the widest selection of items on earth. If we find that a seller has supplied a product in violation of our offensive products policies, we take corrective actions, as appropriate, including but not limited to immediately removing the listing, suspending or terminating seller privileges, and permanent withholding of payments. Additionally, on our Twitch service, in January 2021 we implemented a new Hateful Conduct and Harassment Policy as part of our Community Guidelines, and we are continuing to invest in improvements to enforcement tools and capacity that make it easier and faster to review reports of harassing and hateful behavior going forward.63
•
Amazon Global Human Rights Principles and Conducting Human Rights Assessments. We are also committed to ensuring the people, workers, and communities that support our entire value chain are treated with fundamental dignity and respect. The Amazon Global Human Rights Principles (the “Principles”)64 outline our approach to human rights across all aspects of our Company and help to frame the actions we take with respect to civil rights, equity, diversity, and inclusion. The Principles include several key areas we are focusing on to promote safe, inclusive, and respectful workplaces throughout our operations and within the companies along our value chain, including: freely chosen employment; safe and healthy workplaces; diversity and inclusion; and freedom of association. Our commitment to the Principles requires that we continuously evaluate our operations and value chain to identify, assess, and address salient human rights risks, including the concerns raised by the proposal, and to prioritize key areas where we have the greatest opportunity to have a positive impact on workers and communities.

Since 2020, we have worked with a third-party sustainability and human rights consulting firm to assess salient human rights risks across our business. In 2021, we completed a human rights saliency assessment in accordance with the United

61
Available at https://aws.amazon.com/sagemaker/clarify/.

62
For more information on the Policing Project’s civil rights and civil liberties audit, see https://www.policingproject.org/ring.

63
See https://www.twitch.tv/p/en/legal/transparency-report/; https://blog.twitch.tv/en/2020/12/09/introducing-our-new-hateful-conduct-harassment-policy/.

64
Amazon Global Human Right Principles, available at https://sustainability.aboutamazon.com/people/human-rights/principles (“As outlined in our Code of Business Conduct and Ethics, we do not tolerate discrimination.”).

2022 Proxy Statement       59

SHAREHOLDER PROPOSALS
Nations Guiding Principles on Business and Human Rights (“UNGP”), which presents comprehensive guidance for companies to report on how they respect human rights and recommends a systematic review of risks as a way to prioritize a company’s human rights work. While we recognize that a human rights assessment is broader in scope than a civil rights or racial equity audit, the UNGP pays particular attention to the human rights of those who may be disadvantaged, marginalized, or excluded from society, including people belonging to ethnic or other minorities, as well as children, women, indigenous peoples, or persons with disabilities.65 In conducting this assessment, we consulted a diverse group of external human rights experts and incorporated their feedback into the results. We benchmarked the results against internationally recognized human rights standards. This assessment identified a set of priority human rights values and key salient human rights risks for Amazon, which included diversity, equity, and inclusion. Our existing policies and programs currently address many of these risks; however, we will use the assessment results to build on current practice and prioritize our human rights due diligence efforts.
Given the Scope, Complexity, and Constant Evolution of Our Operations, as well as Our Existing Commitment to Human and Civil Rights, Racial Equity, Diversity and Inclusion, and Nondiscrimination as Reflected in Our Existing Principles and Policies and Our Numerous and Evolving Initiatives, We Believe that Commissioning a Separate Audit of the Same Issues is Unnecessary
Protecting and promoting human and civil rights, racial equity, diversity and inclusion, and nondiscrimination are cornerstones of our continued success and critical components of our culture. Like many companies and institutions, we have more work to do on these issues, but we are on the right path, and we understand our responsibility and impact. Because of the scope, complexity, and constant evolution of our operations, which span the globe and involve a wide range of activities, we believe that the most effective means to identify and remediate civil rights, racial equity, and nondiscrimination concerns is to embrace strong principles and commitments in support of these ideas and then systematically work on improving our performance on and implementation of these principles. Through this approach, we are able to take into account those areas where we can leverage our size and influence to have the greatest impact and address many areas simultaneously, instead of creating a hierarchy of priorities.
The proponent asserts that there is no public evidence that we are addressing racial equity and that our best course of action is to spend many years studying the impact of systemic racism, racial violence, and inequities throughout society. In fact, our Board is already focused on these issues, and we are already doing the work, as we have described publicly. Our continuous inspection and improvement of the mechanisms we use to hire, develop, and promote employees, Ring’s completion of a nearly two-year civil rights and civil liberties audit with the Policing Project at New York University School of Law, the MLT Black Equity at Work Certification Program, our continuing to conduct human rights impact assessments across our business, and the numerous other initiatives we already have underway and have committed to are consistent with the objectives of this proposal and will help address many of the concerns raised in the proposal’s supporting statement. Because the Company is already proactively engaged in addressing these matters, we do not support diverting those efforts to conduct the additional audit and prepare the formal point-in-time report that is requested by the proposal. As a result, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a diversity and equity audit.

ITEM 13—SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER USE OF CERTAIN TECHNOLOGIES

Beginning of Shareholder Proposal and Statement of Support:
Amazon Web Services markets and sells to government a facial recognition system (Rekognition), that may pose significant financial risks due to privacy and human rights implications;
Human and civil rights organizations are concerned facial surveillance technology may violate civil rights by unfairly and disproportionately targeting and surveilling people of color, immigrants and civil society organizations;

65
See United Nations Guiding Principles on Business and Human Rights (2011), available at https://www.ohchr.org/documents/publications/guidingprinciplesbusinesshr_en.pdf.

SHAREHOLDER PROPOSALS
Nearly 70 organizations asked Amazon to stop selling Rekognition, citing its role enabling “government surveillance infrastructure”;
The American Civil Liberties Union found Rekognition matched 28 members of Congress, incorrectly identifying them as individuals who have been arrested for a crime, then found Rekognition falsely matched 1 in 5 California lawmakers. Other research shows Rekognition is worse at identifying black women than white men and misgenders nonbinary people;
Multiple cities and states have banned government facial technology. In 2021, a federal ban was reintroduced, and United Nations High Commissioner for Human Rights urged a moratorium on the sale and use of artificial intelligence systems until adequate safeguards exist, also calling for a ban on artificial intelligence applications inconsistent with international human rights law.1
There is little evidence our Board of Directors, as part of its fiduciary oversight, has rigorously assessed risks to Amazon’s financial performance, reputation and shareholder value associated with privacy and human rights threats to customers and stakeholders;
For 3 years, similar Amazon proposals have received increasing shareholder support. In 2021, it received 34.3 percent support.
Responding to the growing movement against police brutality and criminal justice bias, Amazon issued an indefinite moratorium on Rekognition for use by police departments. While this ban indicates acknowledgment of Rekognition’s risks, it is unclear whether it includes other government agencies. A 2021 Government Accountability Office report found 19 of 24 United States government agencies surveyed were using some form of facial recognition.2
Microsoft banned face recognition sales to police awaiting federal regulation, while IBM stopped offering the software. Following a lawsuit alleging nonconsensual use of facial recognition on residents resulting in a $550 million settlement with Illinois, Facebook recently declared it will cease using facial recognition.3
RESOLVED: Shareholders request the Board of Directors commission an independent study of Rekognition and report to shareholders regarding:
-
The extent to which such technology may endanger, threaten or violate privacy and/or civil rights, and unfairly or disproportionately target or surveil people of color, immigrants and activists in the United States;

-
The extent to which such technologies may be marketed and sold to authoritarian or repressive governments, including those identified by the United States Department of State Country Reports on Human Rights Practices;

-
The potential loss of good will and other financial risks associated with these human rights issues;

The report should be produced at reasonable expense, exclude proprietary or legally privileged information and be published no later than September 1st, 2022.

1
OHCHR | Artificial intelligence risks to privacy demand urgent action—Bachelet, https://www.ohchr.org/EN/NewsEvents/Pages/DisplayNews.aspx?NewsID=27469&LangID=E

2
Facial Recognition Technology: Current and Planned Uses by Federal Agencies | U.S. GAO, https://www.gao.gov/products/gao-21-526

3
https://www.theguardian.com/technology/2021/nov/03/why-is-facebook-shutting-down-its-facial-recognition-system-and-deleting-faceprints

End of Shareholder Proposal and Statement of Support

2022 Proxy Statement       61

SHAREHOLDER PROPOSALS
RECOMMENDATION OF THE BOARD OF DIRECTORS ON ITEM 13

Why We Recommend You Vote Against This Proposal

•
Amazon’s facial recognition technology can be used to solve complex problems that benefit society. Since being introduced in 2016, non-profit, advocacy, and government groups have used Amazon Rekognition’s facial recognition capabilities to protect human rights, including tracking and stopping child exploitation and rescuing victims of human trafficking, as well as locating hundreds of missing children.

•
Amazon is committed to the responsible use of our artificial intelligence and machine learning (AI/ML) products and services. We have been consistent and proactive in our efforts to address concerns and mitigate the risk of misuse through policy and advocacy efforts, customer contractual requirements and training, consultation with third party experts, and other policies and practices. We implemented a moratorium on police use of Amazon Rekognition’s facial comparison feature for criminal investigations in June 2020. We believe this moratorium will give governments time to implement appropriate rules, and we stand ready to help with any such initiatives.

•
While we have been updating our technology and enhancing safeguards, this proposal has recited the same years-old claims and mischaracterizations, even though in the more than five years AWS has been offering Amazon Rekognition, AWS has never received a report of Amazon Rekognition being misused in the manner posited in this proposal. Contrary to the proponent’s mischaracterization, it is not a surveillance system.

Facial Recognition Technology Has the Capability to Solve Complex Problems and Benefit Society
When used properly and responsibly, facial recognition technology significantly reduces the amount of time needed to identify people or objects in photos and video, making it an effective tool for business purposes, as well as to benefit society through proper use by government agencies. Since being introduced in 2016, non-profit, advocacy, and government groups have used Amazon Rekognition’s facial recognition capabilities to protect human rights, including tracking and stopping child exploitation and rescuing victims of human trafficking, as well as locating hundreds of missing children. It has also been used to build educational apps, enhance security through multi-factor authentication, identify suggestive or explicit website content in order to block or remove those images, and provide identity verification as part of mobile banking services for underbanked individuals in emerging geographies. These are just a few of the numerous beneficial applications of the technology.
We Are Committed to the Responsible Use of Our AI/Ml Products and Services and Have Taken Numerous Actions to Address Concerns Around Potential Misuse of Rekognition
Since introducing Amazon Rekognition, we have been consistent and proactive in our efforts to address concerns and mitigate the risk of misuse through policy and advocacy efforts, customer contractual requirements and training, consultation with third party experts, and other policies and practices. We understand the risks associated with potential misuse of facial recognition technology and, in connection with extensive discussions with customers, researchers, academics, policymakers, and civil society groups, we have taken the following actions to review and address concerns around potential misuse:
•
Implemented Police Moratorium. In June 2020, AWS implemented a moratorium on use of Amazon Rekognition’s face comparison feature by police departments in connection with criminal investigations and, in May 2021, AWS announced the indefinite extension of that moratorium. We believe this moratorium will give governments time to implement appropriate rules, and we stand ready to help with any such initiatives. Since this announcement, several United States state and local jurisdictions have introduced, debated, and implemented such laws, and we anticipate additional activity and progress in this area. We support the calls for an appropriate national legislative framework that protects individual civil rights and ensures that governments are transparent in their use of facial recognition technology, and have provided guidance to those thinking about these issues.66

•
Actively Engage in Policy Discussions. Amazon believes that facial recognition technology should not be banned or condemned simply because there is a potential that people may misuse it. Many technologies, like cell phones or cameras,

66
Available at https://aws.amazon.com/blogs/machine-learning/some-thoughts-on-facial-recognition-legislation/.

SHAREHOLDER PROPOSALS
could also be misused. Instead, as we have made clear in our statement of positions, “we think that governments and lawmakers should act to regulate the use of this technology to ensure it’s used appropriately, and we have proposed guidelines for effective regulatory frameworks and guardrails that protect individual civil rights and ensures that governments are transparent in their application of the technology.”67 In addition to our implementation of the moratorium on police use and legal terms for law enforcement use, AWS continues to engage with a large number of diverse stakeholders on these issues, including civil society groups, academia, policymakers, and law enforcement officials.
•
Dedicate Significant Resources to Machine Learning Accuracy and Bias Mitigation. AWS dedicates significant resources to testing, auditing, and improving its technology so that it is constantly learning and improving accuracy, including providing diverse perspectives on its technology development teams, using training data sets that reflect gender, racial, ethnic, religious, and cultural diversity, and incorporating feedback from third parties. We have science and technical experts who help promote fairness in our products and services, including helping to design, test, and audit our services for fairness and accuracy and to mitigate potential bias, and who publish academic papers and provide thought leadership in this area.68 AWS also makes available capabilities that help customers detect bias in ML models and increase transparency by helping explain model behavior to stakeholders and customers.69 We continue to invest heavily in this area and work closely with customers and other stakeholders on addressing these important issues.

•
Support Standardized Testing Methodologies and Benchmarks. We believe it is important that there be standardized testing methodologies and benchmarks for cloud-based facial recognition technologies. AWS encourages and supports the development of independent standards by entities like the National Institute of Standards and Technology (NIST) and other independent and recognized research organizations and standards bodies to develop tests that support cloud-based facial recognition software. We are engaging with NIST and other stakeholders to offer our direct assistance towards this effort. We also support efforts by members of the academic community to establish independent and trusted criteria, benchmarks, and evaluation protocols around facial recognition services.

•
Partner and Collaborate with External Stakeholders. AWS collaborates with the academic community and other stakeholders on the responsible use of AI/ML technologies. For example, through our participation in Partnership on AI, we have worked with leading technology companies and organizations such as the ACLU, Future of Privacy Forum, and the MIT Initiative on the Digital Economy to advance public understanding of AI technologies and address opportunities and challenges with AI technologies to benefit people and society, focusing on areas such as ethics, fairness, inclusivity, and transparency. We are also active members of other multi-stakeholder organizations relating to AI, including The Organisation for Economic Co-operation and Development (OECD) working groups on AI. We also provide research grants through Amazon Research Awards and the joint Amazon and National Science Foundation Fairness in AI Grants program.

•
Require Customer Agreement to Acceptable Use Policy. As a condition to using Amazon Rekognition and every other AWS service, a customer (including government or law enforcement customers) must accept the AWS Acceptable Use Policy (the “AUP”), which prohibits use of AWS’s services “for any illegal or fraudulent activity.”70 This includes the violation of any laws related to privacy, discrimination, and civil rights. AWS will suspend or terminate access to Amazon Rekognition if we determine a customer is violating our AUP or the AWS legal terms.

•
Enhanced Legal Terms. All customers using Amazon Rekognition must comply with the relevant AWS legal terms. In early 2020, prior to our implementation of the moratorium on police use, we spent significant resources and consulted with law enforcement customers, civil society groups, and other stakeholders to perform an extensive review of and update to our legal terms to require certain disclosures and practices around law enforcement use cases. For example, if a law enforcement agency uses Amazon Rekognition in connection with criminal investigations, AWS legal terms require it to publicly disclose its use of facial recognition systems, summarize the safeguards in place to prevent violations of civil liberties or equivalent human rights, and make the disclosure easily accessible; we also direct customers to resources made available by the U.S. Federal Bureau of Investigation and Department of Justice in this area.71 In addition, if Amazon Rekognition is used to assist in identifying a person, and actions will be taken based on the identification that could impact

67
Available at https://www.aboutamazon.com/about-us/our-positions and https://aws.amazon.com/blogs/machine-learning/some-thoughts-on-facial-recognition-legislation/.

68
Available at https://arxiv.org/abs/2007.06570 and https://www.youtube.com/watch?v=JCGUYFe6P2k.

69
Available at https://aws.amazon.com/sagemaker/clarify/.

70
Available at https://aws.amazon.com/aup/.

71
See https://aws.amazon.com/service-terms/ (Section 50.8.4). This term directs customers to example FBI statements, FBI privacy assessments, and the Facial Recognition Policy Development Template published by the U.S. Department of Justice’s Bureau of Justice Assistance; see also https://www.fbi.gov/news/testimony/facial-recognition-technology-ensuring-transparency-in-government-use; https://www.fbi.gov/services/information-management/foipa/

2022 Proxy Statement       63

SHAREHOLDER PROPOSALS
that person’s civil liberties or equivalent human rights, AWS legal terms require the decision to take action to be made by an appropriately trained person based on their independent examination of the identification evidence, and require the agency to ensure that such personnel receive appropriate training on the responsible use of facial recognition systems.72 We believe this framework strikes a balance between the benefits and risks of use of facial recognition by law enforcement and helps address concerns around potential misuse.
•
Provide Customer Guidance on Best Practices and Acceptable Use. AWS provides guidance to customers on best practices for utilizing and analyzing the results from using facial recognition technology. For example, in line with the AWS legal terms described above, AWS recommends that in public safety use cases human reviewers verify the system’s results and decisions not be made based on the system output without additional human review. AWS also recommends customers be transparent about the use of face detection and comparison systems in such use cases, including, wherever possible, informing end users and subjects about the use of these systems, obtaining consent for that use, and providing a mechanism for end users and subjects to provide feedback to improve the system.73 AWS also provides guidance to customers on the responsible design, deployment, and use of ML systems.74 Further, customers can engage an AWS team of experts in responsible ML to recommend and help apply existing use-case-specific best practices on the development, deployment, and operationalization of responsible ML principles.75 As noted above, we have cross-functional experts from engineering, science, product, legal, and policy backgrounds who establish processes and procedures to drive responsible use of AWS’s AI/ML services, including Amazon Rekognition. When we are approached by or become aware of customers with potential use cases that may implicate our AUP, these experts analyze the proposed use case and we have turned down customers whose proposed uses would violate our AUP.

•
Provide Reporting Mechanisms. AWS provides a website and e-mail address where any person can report suspected abuse, and AWS employs trained staff that review every report that is received. In the more than five years AWS has been offering Amazon Rekognition, AWS has not received a single report of Amazon Rekognition being used in the harmful manner posited in the proposal.

•
Enhanced Board Oversight. Our Board has reviewed Amazon Rekognition, along with other programs, as part of numerous AWS business reviews. In addition, our Nominating and Corporate Governance Committee has provided oversight on behalf of the Board over the human rights aspects of Amazon’s Rekognition technology, including specifically Amazon Rekognition’s facial recognition capabilities. These reviews focus on the actual operation and use of Amazon Rekognition, the potential concerns and abuses that critics have suggested could arise from the technology, and our actions to resolve or mitigate those risks and concerns. Under its charter, the Nominating and Corporate Governance Committee, which is comprised of directors with experience in emerging technologies and public policy, is given responsibility for overseeing and monitoring the Company’s policies and initiatives relating to corporate social responsibility, including human rights and ethical business practices, and risks related to the Company’s operations and engagement with customers, suppliers, and communities.

This Proposal Fails to Acknowledge or Address the Measures We Have Taken to Enhance Our Technology and Relies on Dated Claims and Mischaracterizations
While we have been working to constantly enhance our AI/ML technology, including Amazon Rekognition, this proposal has relied on the same outdated assertions and mischaracterizations. For example, this proposal continues to mischaracterize Amazon Rekognition as a surveillance program. In fact, Amazon Rekognition does not collect images for users to perform searches on and does not provide any photos or data for users to search or compare images against. Instead, the service can be used to help identify objects, people, text, scenes, and activities in images and videos, as well as to detect inappropriate content. Thus, the first element of this proposal, which requests a report on the extent to which Amazon Rekognition may target or surveil certain persons, is misleading, since Amazon Rekognition is not a surveillance technology; it does not target or surveil people any more than technologies like cell phones or cameras, which are also subject to potential misuse. Second, we believe that the third-party tests from 2018 once again cited by the proponent do not fairly address Amazon’s Rekognition technology. While the advocacy group that conducted and published the tests has refused to published its data set, methodology, or results in detail, we have demonstrated that the group’s own description of its tests indicate that the privacy-impact-assessments/facial-analysis-comparison-and-evaluation-face-services-unit; https://bja.ojp.gov/sites/g/files/xyckuh186/files/Publications/Face-Recognition-Policy-Development-Template-508-compliant.pdf.
72
See https://aws.amazon.com/service-terms/.

73
Available at https://docs.aws.amazon.com/rekognition/latest/dg/rekognition-dg.pdf.

74
See https://d1.awsstatic.com/responsible-machine-learning/responsible-use-of-machine-learning-guide.pdf.

75
See https://pages.awscloud.com/GLOBAL-aware-IND-AWS-ProServe-Responsible-ML-2021-reg.html.

SHAREHOLDER PROPOSALS
technology was not used properly (for example, by using only an 80% confidence threshold that forces the service to return the most similar face even if there is not a clear match). When we have re-created their tests using the service correctly with a higher confidence threshold, the misidentification rate dropped to zero despite the fact that we used a much larger dataset of faces.76
The proposal requests that the Company prepare a report about the extent to which Amazon’s Rekognition technology may endanger, threaten, or violate privacy and civil rights, target or surveil particular groups, and could be marketed and sold to authoritarian or repressive governments, as well as possible financial risks. Conversations around responsible development and use of AI/ML systems are happening around the world among government, industry, academia, and other groups. Amazon is an active participant and contributor to these conversations, and Amazon teams and subject matter experts are helping lead the industry on these very issues. As demonstrated above, we have conscientiously acted to review and address the concerns expressed in the proposal and transparently provided information regarding our actions to the public. In light of our commitment to customer trust, privacy, and security; the material benefits to both society and organizations of Amazon Rekognition’s image and video analysis capabilities; and our ongoing transparency and efforts to address potential misuse of Amazon Rekognition, the Board recommends that shareholders vote against this proposal.
The Board of Directors recommends a vote “AGAINST” this proposal requesting a report on customer use of certain technologies.

76
See https://aws.amazon.com/blogs/aws/thoughts-on-machine-learning-accuracy/. In addition, in May 2020, a third party replicating the study of Congress members referenced in the proposal confirmed that when used at the threshold recommended for law enforcement, Amazon Rekognition produced no incorrect matches. See https://www.comparitech.com/blog/vpn-privacy/facial-recognition-study/.

2022 Proxy Statement       65

BENEFICIAL OWNERSHIP OF SHARES
The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 22, 2022 (except as otherwise indicated) by (i) each person or entity known by us to beneficially own more than 5% of our common stock, (ii) each director, (iii) each executive officer for whom compensation information is given in the Summary Compensation Table in this Proxy Statement, and (iv) all directors and executive officers as a group. Except as otherwise indicated, and subject to any interests of the reporting person’s spouse, we believe that the beneficial owners of common stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares. As of February 22, 2022, we had 508,623,592 shares of common stock outstanding.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Jeffrey P. Bezos 410 Terry Avenue North, Seattle, WA 98109	64,588,418(1)	12.7%
The Vanguard Group, Inc. 100 Vanguard Blvd, Malvern, PA 19355	33,421,754(2)	6.6%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	28,764,843(3)	5.7%
Andrew R. Jassy	94,729	*
Keith B. Alexander	96	*
Edith W. Cooper	24	*
Jamie S. Gorelick	5,752	*
Daniel P. Huttenlocher	1,036	*
Judith A. McGrath	2,052	*
Indra K. Nooyi	1,034	*
Jonathan J. Rubinstein	6,072	*
Patricia Q. Stonesifer	2,139	*
Wendell P. Weeks	1,935	*
Brian T. Olsavsky	2,372	*
David H. Clark	4,130	*
Adam N. Selipsky	4,581(4)	*
David A. Zapolsky	3,119	*
All directors and executive officers as a group (16 persons)	64,723,611(5)	12.7%

*
Less than 1%.

(1)
Includes 14,655,736 shares as to which Mr. Bezos has sole voting power and no investment power.

(2)
As of December 31, 2021, based on information provided in a Schedule 13G filed February 9, 2022. The Vanguard Group has sole voting power with respect to none of the reported shares, shared voting power with respect to 746,087 of the reported shares, sole investment power with respect to 31,601,766 of the reported shares, and shared investment power with respect to 1,819,988 of the reported shares.

(3)
As of December 31, 2021, based on information provided in a Schedule 13G filed March 11, 2022. BlackRock, Inc. has sole voting power with respect to 24,586,711 of the reported shares, shared voting power with respect to none of the reported shares, and sole investment power with respect to all of the reported shares.

(4)
Includes 17 shares as to which Mr. Selipsky shares or may be deemed to share investment power. Mr. Selipsky disclaims beneficial ownership of such shares.

(5)
Includes 6,122 shares beneficially owned by other executive officers not individually listed in the table.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview
We design our compensation programs to attract and retain the best talent, reinforce ownership, and emphasize performance and contribution to our long-term success. As a result, our compensation programs encourage experimentation, innovation, and long-term thinking, and we avoid tying compensation to a few discrete, short-term performance goals, financial or otherwise.
Our executives’ compensation is simple and generally has two basic components:
•
A modest base salary; and

•
Periodic grants of time-vested restricted stock units subject to long-term vesting requirements that assume a fixed annual increase in the stock price so that compensation will be negatively impacted if our stock price is flat or declines.

We also provide security services to certain executives, some of which are reportable as perquisites, although we view all Company-incurred security costs as reasonable and necessary and for the Company’s benefit.
As discussed below, in 2021, we granted special long-term restricted stock unit awards to Messrs. Jassy and Clark in connection with their promotions to President and CEO of Amazon and CEO Worldwide Consumer, respectively, and granted a new hire restricted stock unit award to Mr. Selipsky, our new CEO Amazon Web Services.
Compensation Best Practices
What we do	What we don’t do
✓
Align executive officer and shareholder interests by compensating executives primarily with equity grants that vest over many years

✓
Focus on realizable compensation by assessing the potential annual value of equity awards vesting over the long term instead of the aggregate grant date value reported in the Summary Compensation Table

✓
For periodic grants, assume a fixed annual increase in the stock price so that compensation will be negatively impacted if our stock price is flat or declines

✓
Provide limited perquisites consisting of security arrangements

✓
Solicit feedback on our executive compensation through extensive shareholder engagement

✘
No severance benefits or accelerated vesting of equity upon termination of employment or retirement

✘
No windfall or above-target payouts of equity awards

✘
No annual bonuses or annual incentive awards

✘
No supplemental executive retirement or other nonqualified deferred compensation plans

✘
No discretion to adjust payouts or vesting of equity awards

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Compensation Processes
Our Goals and Philosophy
In his very first letter to shareholders in 1997, Jeff Bezos highlighted our belief that a fundamental measure of our success is the shareholder value we create over the long term. In that letter, he identified our compensation program as one of our fundamental management approaches that, because of our emphasis on the long term, enables us to make decisions and weigh tradeoffs differently than other companies. To support these goals, we prioritize stock-based compensation that vests over many years and encourages motivated, customer-centric employees to think and act like owners, because they are owners. We believe this focus on the long term has produced strong results for our shareholders over the past 25 years.
As with everything we do at Amazon, we have over the years reviewed and re-evaluated our executive compensation program, taking into account views of our shareholders, including evaluating arrangements like annual bonuses and one-, two-, or three-year performance-vesting equity awards. Having considered other approaches, we remain committed to the structure of our executive compensation, emphasizing periodic grants of time-vested restricted stock units vesting over the long term, for three key reasons:
•
It focuses on the true long-term success of our business, not on isolated one-, two-, or three-year goals that encompass only a limited and selective portion of our objectives and that can reward executives with above-target payouts even when the stock price remains flat or declines;

•
It perfectly aligns our executives’ compensation with the returns we deliver to shareholders; and

•
It works, having allowed us to:

✓
attract and retain incredibly talented people who have guided our business through countless challenges;

✓
develop our business in ways that we could not have conceived a few years earlier, including initiatives that later became AWS, Kindle, Alexa, and our robust third-party seller business;

✓
make long-term commitments to sustainability and other environmental, social, and human capital initiatives and goals; and

✓
deliver strong long-term returns to our shareholders.

We recognize that our executive compensation program differs from the approach used by many companies, but we have carefully considered those alternatives and, based on how we run our business and what we have achieved, we see far more risks than potential benefits from changing an approach that has been so successful for our shareholders over the past 25 years, simply to fit into a mold followed by other companies.
Our Approach to Broad-Based Compensation

Our goal of providing competitive compensation arrangements to attract and retain the best talent applies throughout the Company. In the United States, we are a leader in providing our employees an average starting wage of more than $18 per hour, more than double the federal minimum wage. In addition, we provide numerous benefits to our employees, including comprehensive medical benefits, a 401(k) plan with a Company match, and up to 20 weeks of parental leave (birth parents are eligible for up to 20 weeks of leave and partners up to six). We also provide access to Amazon’s Career Choice program, in which we fund full college tuition as well as high school diplomas, GEDs, and English as a Second Language proficiency certifications for our front-line employees, part of an expected investment of $1.2 billion in free skills training by 2025. We have created hundreds of thousands of jobs since 2020, increasing our total employees worldwide to more than 1.6 million.

Our Compensation Design
Our simple executive compensation program has a number of unique features that reflect our goals and philosophy:
•
We do not tie cash or equity compensation to one or a few discrete performance goals. To have a culture that relentlessly pursues invention and is focused on building shareholder value, not just for the current year, but five, ten, or even twenty years from now, we must encourage experimentation and long-term thinking. By definition, this means we do

EXECUTIVE COMPENSATION
not know in advance exactly what will work. We do not select one or a few discrete goals that address one-, two-, or three-year performance horizons because we do not want employees to focus on short-term returns or discrete criteria at the expense of long-term growth and constant innovation and reinvention. Instead, to align our executives with long-term value creation, we compensate them primarily with restricted stock unit awards that have long vesting periods, generally five years or more. Simply put, we could establish safe, short-term vesting conditions that constrain innovation and risk-taking (and that could result in above-target payouts even when our stock price declines) and focus on the trees rather than the forest, but we believe our consistent focus on the long term has served our Company and our shareholders well since our founding. AWS, Kindle, Alexa, Fulfillment by Amazon, Marketplace, Prime Video, and The Climate Pledge might not exist today if our horizons were so limited.
•
We focus on long-term shareholder value that is realized by share price appreciation. When we set our executives’ target compensation for periodic grants, we assume a fixed annual increase in the stock price so that our executives’ compensation will be negatively impacted if our stock price is flat or declines, and is favorably impacted if the stock performs beyond the initial stock price assumption. This encourages them to seek out, develop, and pursue initiatives that focus on serving our customers and other stakeholders, and to reflect a long-term view for thinking about our operations holistically and contributing to initiatives across the Company.

•
We provide long-term visibility into compensation opportunities. We believe that establishing long-term compensation visibility for our executive team is an important way to foster an owner’s mindset from day one, and is also an important way to encourage bold long-term decisions that will lead to innovation—decisions that may not be rewarded, and possibly even punished, in traditional incentive programs. We understand that our long vesting schedules, especially for our CEO, are unusual among public companies, and we believe this lends great strength to our program and helps make it among the most shareholder aligned. Simply put, with the number of shares vesting from his previous stock awards and 2021 stock award declining by 23% from 2021 through 2025 and holding flat through 2030, unless we create value for all shareholders over the 10-year vesting period for his 2021 stock award, Mr. Jassy cannot increase, or even hold constant, the realized value of his 2021 stock award.

•
We do not provide severance benefits or accelerate vesting upon termination. All of our named executive officers are employed on an at-will basis. We do not maintain supplemental executive retirement or other nonqualified deferred compensation plans, cash severance programs, or change-in-control benefits for our executive officers (except for the limited situation that restricted stock units would vest if not assumed by an acquiror following a change in control and limited vesting of restricted stock units held by all employees other than the CEO upon death). If an executive terminates employment or retires, all unvested equity is forfeited.

•
We do not maintain executive compensation plans other than our stock plan. We generally do not provide cash bonuses other than in a new-hire context and do not have an annual incentive program. As a result, our executives’ compensation is easy for us to present to shareholders and easy for shareholders to understand and assess. There is no need for shareholders to be concerned with the selection or rigor of performance goals or to parse through overly complicated payout formulas and dense descriptions of complicated “total rewards” programs. Our executives’ compensation is tied to our shareholder returns, period.

Because of these features, our executive compensation is highly transparent and completely aligned with shareholder value. We share the view expressed by the Council of Institutional Investors and others that tying stock and cash award payouts to a handful of discrete performance criteria is a major source of complexity and confusion in executive pay and results in executive compensation arrangements that are more difficult to value and more vulnerable to obfuscation than time-vesting restricted stock units. For example, some of our peers consistently pay out performance-based awards at “above-target” levels (in some cases more than 200% of target, far beyond the level of stock price appreciation). At these companies, shareholders are not able to assess the relationship between the value of the awards at grant and how much executives may realize when the awards vest because shareholders cannot assess the difficulty of the performance criteria applicable to those awards. Had we set one-, two-, or three-year performance goals based on achieving strong financial performance or based on achieving discrete operational objectives such as interim goals under The Climate Pledge, we likely would have paid out far more in compensation (150%, 200%, or more) than we actually did. In contrast, we do not leverage or increase share awards to provide “above-target” or windfall payouts based on whether one or a few discrete goals were met, and the only way in which our executives can earn “above-target” compensation is to enhance our long-term share value, which benefits all shareholders.
We believe that selecting a handful of discrete performance metrics is not the best way for a dynamic and growth-oriented company like Amazon to align executive pay with long-term performance and shareholder value. In our view, selecting a

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EXECUTIVE COMPENSATION
handful of discrete performance metrics as a basis for vesting or paying out compensation is fraught with the risk of improperly influencing or constraining long-term performance and inhibiting innovation. For example, in 1997, had we adopted performance measures appropriate for a bookseller, we may have inadvertently discouraged our employees from investing their time and energy in initiatives that later became AWS, Kindle, Alexa, and our robust third-party seller business. Tying compensation to specific business performance measures also could discourage employee mobility across our businesses and, in particular, deter high-performing employees from taking important and challenging roles in businesses that could benefit most from their leadership. In addition, given the unique nature of Amazon and our many initiatives, standardized industry indices are either too broad or too narrow to serve as relevant comparisons for benchmarking company performance. Benchmarking performance against a technology index might have proven a disincentive to building our own devices, developing our own movies and TV shows, or innovating shipping and delivery methods. A customized index locks in a business profile at a point in time and may deter employees from developing and pursuing initiatives that do not fit into that mold.
Our compensation program allows and encourages us to innovate. For example, in 2019 when we announced and co-founded The Climate Pledge and committed to be net-zero carbon across our business by 2040, a decade ahead of the Paris Agreement’s goal of 2050, we did not need to be concerned (or risk our executives being concerned) with the effects of these commitments on executive compensation performance criteria. Further, we did not need to introduce executive compensation performance criteria tied to our environmental or workplace equity or safety goals, because our executives are already incentivized to act in our Company’s, our shareholders’, and our other stakeholders’ long-term best interest. More importantly, we are meeting or exceeding our goals without having to tie any element of executive compensation to a particular goal. For example, we responded quickly and performed strongly during the COVID-19 pandemic, essentially compressing several years of planned growth into a few months, without having to be concerned about the effects of our response on performance criteria under compensation arrangements or whether our actions would result in windfall payouts to executives instead of producing pay that aligns with shareholder returns. With respect to The Climate Pledge, we are meeting or exceeding our goals, such as increasing our purchases of renewable energy and reducing our carbon intensity (measured as total carbon emissions, in grams of carbon dioxide equivalent (CO2e), per dollar of gross merchandise sales) because we have committed to these goals that benefit our stakeholders over the long term, not because our executives’ compensation is tied to those goals.
We believe our executive compensation program works well, for our employees and for our shareholders. For example, as of the end of 2021, our stock price had increased approximately 30,716% over twenty years (a compound annual growth rate of 33%), 1,826% over ten years, 345% over five years, and 122% over three years. This does not mean that our stock price increased on a year-over-year basis each of these years; for example, in 2014, the stock declined 22%. Our long-term approach to performance and compensation helped to retain our talent despite short-term stock price volatility.
Shareholder Engagement and Compensation Feedback
Since our 2021 Annual Meeting of Shareholders, we contacted shareholders owning approximately 35% of our stock (not counting the approximately 13% voted by our founder and Executive Chair) and met with shareholders owning over 30% of our stock specifically to discuss executive compensation. During these meetings we discussed, among other things, the elements, design, and operation of our executive compensation program, the processes undertaken by the Leadership Development and Compensation Committee, and the details of the 2021 equity awards to our named executive officers. Over the course of these meetings, we heard a wide range of views, with most of our largest investors indicating that they understand and appreciate the long-term, owner-oriented nature of our stock awards and how they support our operations and culture. A small minority of investors expressed the view that the Company should be granting smaller equity awards with payouts conditioned on discrete performance goals. However, these shareholders did not have a clear consensus, and in many cases did not have suggestions, for specific performance criteria or specific peer group comparisons that would be appropriate for Amazon. Other shareholders did not express either a positive or negative position on our executive compensation.

EXECUTIVE COMPENSATION
2021 Compensation Decisions
Base Salaries
Base salaries for named executive officers are designed to provide a minimum level of cash compensation and to be significantly less than those paid to senior leadership at similarly situated companies. Base salaries ranged from $81,840 for Mr. Bezos to $175,000 for Mr. Jassy. Mr. Clark’s salary was increased to $175,000 effective upon his becoming CEO Worldwide Consumer in January 2021, and Mr. Selipsky’s salary was set at $175,000 effective upon his joining Amazon as SVP, Amazon Web Services in May 2021. Due to Mr. Bezos’s substantial ownership in Amazon, Mr. Bezos requested not to receive additional compensation and has never received annual cash compensation in excess of his current amount.
Annual Bonuses
None of the named executive officers received an annual incentive or cash bonus in 2021.
Stock-Based Compensation
As discussed above, the primary component of a named executive officer’s total compensation is stock-based compensation in order to closely tie total compensation to long-term shareholder value. Accordingly, named executive officers receive sizeable stock-based awards at the time of hire and are also eligible for stock-based awards in connection with promotions and on a periodic basis. Since late 2002, we have used restricted stock units as our primary stock-based compensation vehicle. We believe that restricted stock units align the long-term interests of named executive officers and shareholders and help efficiently manage overall shareholder dilution from stock awards. These restricted stock unit grants generally vest over a period of five years or more. Vesting does not accelerate as a result of termination of employment or retirement. The elements and terms of our executive compensation program during 2021 remained the same as in prior years.
Because our compensation program is designed to reward long-term performance and operate over many years, named executive officers typically do not receive periodic stock-based awards every year. For example, each of our named executive officers other than Mr. Bezos and Mr. Selipsky received a periodic restricted stock unit award in 2020, with vesting over six or seven years, but did not receive one of these periodic grants in 2021 or in 2019. When we set our executives’ target compensation for these periodic grants, we assume a fixed annual increase in the stock price so that our executives’ compensation will be negatively impacted if our stock price is flat or declines. Because annual total compensation as reported in the Summary Compensation Table below includes the entire fair value as of the grant date of a stock award granted in that year, without regard to the fact that the grant vests over a number of years, a named executive officer’s total compensation as reported will be higher in years in which he or she receives a grant compared to years in which he or she does not receive a grant. In contrast, as discussed above, when approving new equity awards, the Leadership Development and Compensation Committee does not focus on the aggregate grant date fair value that is required to be reported in the Summary Compensation Table under SEC rules, but instead evaluates the annual value of the awards that will vest in future years under various stock price scenarios, taking into account the named executive officer’s cash compensation and the projected annual value of pre-existing stock-based compensation vesting in those subsequent years, if any.
Due to Mr. Bezos’s substantial stock ownership, he believes he is appropriately incentivized and his interests are appropriately aligned with shareholders’ interests. Accordingly, Mr. Bezos has never received any stock-based compensation from Amazon.
Considerations for 2021 Equity Grants
The Leadership Development and Compensation Committee did not grant any routine, periodic restricted stock unit awards to our executive officers in 2021, but granted special awards in consideration of Messrs. Jassy and Clark’s promotions to President and CEO of Amazon and CEO Worldwide Consumer, respectively, and in connection with recruiting Mr. Selipsky to return to Amazon to serve as CEO AWS. The grants made in connection with these promotions and new hire are larger than the periodic awards the Company has granted in the past, reflecting a unique transition in our organization’s leadership. Relevant factors and considerations supporting each of these awards are addressed below.

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•
Mr. Jassy received a restricted stock unit award for 61,000 shares, which vests over 10 years from grant, from 2023 through 2031, with more than 80% of the shares scheduled to vest between 5 and 10 years after grant. Faced with the first CEO succession in the Company’s history, the Leadership Development and Compensation Committee determined it important to provide for clarity and stability through an award that is designed to establish a long-term owner’s perspective and encourage bold, long-term initiatives, in the same manner that Mr. Bezos’s shares as founder incentivized him to focus on long-term, expansive growth. Accordingly, this award is intended to represent most of Mr. Jassy’s compensation for the coming years. In making this grant, the Leadership Development and Compensation Committee reviewed realizable compensation data for Mr. Jassy currently and over the term of the award under various stock price performance assumptions, taking into account the vesting schedule of existing equity awards granted to him in previous years. The Committee also reviewed current year and three-year average reported market compensation survey data for large technology and general industry CEOs, similar one-time awards made upon the promotion of CEOs of other large technology companies, and current year and three-year average reported and realized compensation of CEOs of other large cap companies, including Alphabet, Apple, Meta, Microsoft, Salesforce, and Walmart. For example, the Committee reviewed data showing that the average realized compensation from 2018 through 2020 for the CEOs of Alphabet, Apple, and Microsoft, and for the COO of Meta, ranged from $151 million a year to $220 million a year. After considering the foregoing information and Mr. Jassy’s past performance and critical role in leading the Company forward, and to further support his commitment to strategic long-term planning, the Committee approved Mr. Jassy’s special long-term restricted stock unit award. The Committee intends for this restricted stock unit award to serve as a long-term incentive for Mr. Jassy, and, accordingly, believes it should be viewed as compensation over the 10-year term and not solely as compensation for 2021.

The vesting schedule of Mr. Jassy’s restricted stock unit awards, including this and his previously granted awards, together with potential realizable values based on the closing market price of our common stock on December 31, 2021 ($3,334.34), is shown below:
•
Mr. Clark received a restricted stock unit award for 16,000 shares, which vests annually over four years, from 2022 through 2025. This award and an award for 4,000 shares that was granted in September 2020 and vests from 2023 through 2027 were made in recognition of Mr. Clark’s promotion to CEO Worldwide Consumer. Mr. Clark’s 2021 restricted stock unit award reflects further consideration of the levels of compensation appropriate for him, given the size and complexity of the operations he oversees, as well as the compensation of similarly situated senior executives at other companies. In making this grant, the Leadership Development and Compensation Committee reviewed realizable compensation data for Mr. Clark currently and over the term of the award under various stock price performance assumptions, taking into account the vesting schedule of existing equity awards granted to him in previous years. The Committee also reviewed current year and three-year average reported market compensation survey data for large general industry, retail industry, and transportation/logistics industry CEOs, many of whom oversee operations that do not have the geographic scope and are not as complex, profitable, or fast-growing as the operations managed by Mr. Clark, and current year and three-year average reported and realized compensation of CEOs of other large cap companies. For

EXECUTIVE COMPENSATION
example, the Committee reviewed data showing that the average realized compensation from 2018 through 2020 for the CEOs of CVS Health, Target, and Walmart ranged from $24 million a year to $40 million a year. After considering the foregoing information and Mr. Clark’s past performance and expected future contributions, and to further support his commitment to strategic long-term planning, the Committee approved Mr. Clark’s additional promotion restricted stock unit award.
The vesting schedule of Mr. Clark’s restricted stock unit awards, including this and his previously granted awards, together with potential realizable values based on the closing market price of our common stock on December 31, 2021 ($3,334.34), is shown below:
•
Mr. Selipsky received a new-hire restricted stock unit award for 24,909 shares, which vests from 2021 through 2026. He did not receive a new-hire cash bonus. The restricted stock unit award reflects Mr. Selipsky’s ability to step quickly and efficiently into the role of CEO AWS, having worked at AWS for 11 years before serving as a public company CEO at Tableau Software from 2016 until rejoining Amazon. In making this grant, the Leadership Development and Compensation Committee reviewed realizable compensation data for Mr. Selipsky over the term of the award under various stock price performance assumptions, and considered the highly competitive marketplace for senior executives of cloud services companies, as well as the compensation of similarly situated senior executives at other companies. For example, the SEC-reported compensation for the CEOs of Cisco, Microsoft, and Salesforce in 2020 ranged from $23 million a year to $44 million, and realized compensation of those CEOs ranged from $29 million a year to $229 million. In this respect, the revenue and operating income of the AWS operations that Mr. Selipsky manages are significantly higher than those of many other S&P 500 Software and Services companies.

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EXECUTIVE COMPENSATION
The vesting schedule of Mr. Selipsky’s restricted stock unit award, which is the only one he holds, together with potential realizable values based on the closing market price of our common stock on December 31, 2021 ($3,334.34), is shown below:
The total number of restricted stock units granted to our named executive officers during the three-year period from 2019 to 2021 represented on average (i) 0.69% of the total number of restricted stock units granted to all employees during the same three-year period and (ii) less than 0.01% of the weighted-average number of shares outstanding for the same three-year period.
Other Compensation and Benefits
Named executive officers receive additional compensation in the form of vacation, medical, 401(k), relocation, and other benefits generally available to all of our employees. In addition, in light of our Company’s and our executives’ prominence, we provide security for Messrs. Bezos, Jassy, Clark, and Selipsky, including security in addition to that provided at business facilities and during business-related travel. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit. The Leadership Development and Compensation Committee periodically reviews the amount and nature of executive officers’ security expenses. Reportable security expenses are included in the “All Other Compensation” column of the Summary Compensation Table. Amazon’s policy is that it does not provide other perquisites or other personal benefits to our named executive officers.
Compensation Governance
Compensation Committee Process
The Leadership Development and Compensation Committee may engage compensation consultants but did not do so in 2021. In evaluating the compensation of our named executive officers in 2021, the Committee reviewed and discussed peer company compensation benchmarking information from third-party surveys, including compensation data for retail, Internet, technology, and media companies including Alphabet, Apple, AT&T, Best Buy, Cisco, eBay, General Electric, Honeywell, IBM, Intel, Meta, Microsoft, Oracle, Starbucks, Target, Walmart, and The Walt Disney Company.
Restricted stock unit grant amounts and vesting for named executive officers are established by the Leadership Development and Compensation Committee after receiving recommendations from the Senior Vice President, People eXperience and Technology, and the CEO (for 2021, Mr. Bezos prior to his transition to Executive Chair). Generally, the Leadership Development and Compensation Committee considers whether to make periodic grants to executive officers in connection with our annual performance and compensation review process, which normally occurs between January and April. The Leadership

EXECUTIVE COMPENSATION
Development and Compensation Committee exercises discretion in determining executive officers’ compensation and does not require that compensation be set at a specific level relative to what is reflected in survey data that it reviews.
For new hire, promotion, and periodic restricted stock unit grants, the Senior Vice President, People eXperience and Technology, and the CEO develop grant recommendations to set a total compensation target for each named executive officer by evaluating a variety of factors, such as the compensation of similarly situated senior executives at Amazon and at other companies with which we compete for talent, past contributions to performance, and expected contributions to our future success, and then designing restricted stock unit grants to help meet those total compensation targets. As discussed above, this evaluation also takes into account the named executive officer’s cash compensation and the estimated value of pre-existing stock-based compensation vesting in subsequent years, if any, and stock price appreciation assumptions.
Shareholder Advisory Vote to Approve Executive Compensation
At our Annual Meeting of Shareholders in 2021, our shareholders approved the compensation of our named executive officers, with more than 80% of the votes cast for approval of our executive compensation on an advisory basis. The Leadership Development and Compensation Committee carefully considered the results of the 2021 advisory vote approving the compensation of our named executive officers as well as input we received from shareholders and analyses by proxy advisory firms. In particular, the Committee considered feedback from meetings with shareholders following our 2021 Annual Meeting of Shareholders specifically to discuss executive compensation, from which we heard a wide range of views, with most of our largest investors indicating that they understand and appreciate the long-term, owner-oriented nature of our stock awards and how they support our operations and culture. The Committee also considered arguments supporting and criticizing the use of discrete performance-based vesting or payout conditions for equity-based compensation, and evaluated the benefits and success of our existing executive compensation arrangements and other factors discussed in this Compensation Discussion and Analysis. Following its consideration and discussion of these matters, the Leadership Development and Compensation Committee reaffirmed its view that our existing executive compensation program appropriately and effectively aligns our executives with our long-term performance and our shareholders’ best interests.
Clawback Policy
As set forth in our Board of Directors Guidelines on Significant Corporate Governance Issues, we have a compensation clawback policy that permits us to recover equity and cash bonuses from current and former named executive officers and other members of senior management if they engage in fraud or intentional misconduct that causes or contributes to a restatement of our financial statements.
Anti-Hedging Policy
Under our trading policies, directors, executive officers, and other employees above a specified level, as well as persons sharing their households, are prohibited from engaging in any speculative, hedging, or derivative security transaction that primarily involves or references Amazon securities. Other employees are prohibited from engaging in such hedging transactions unless they confirm that they satisfy certain conditions, including that they are not in possession of material non-public information, and that the arrangement expires or settles automatically at least six months after the date entered into with no discretion by the employee as to the timing or manner of settlement.

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Leadership Development and Compensation Committee Report
The Leadership Development and Compensation Committee, which is composed solely of independent members of the Board of Directors, assists the Board in fulfilling its oversight responsibility relating to, among other things, establishing and reviewing compensation of the Company’s executive officers. The Leadership Development and Compensation Committee reviewed and discussed with management the Company’s Compensation Discussion and Analysis and, based on the review and discussion, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
The Leadership Development and Compensation Committee
Edith W. Cooper
Daniel P. Huttenlocher
Judith A. McGrath

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth for the year ended December 31, 2021 the compensation reportable for the named executive officers, as determined by SEC rules.
2021 Summary Compensation Table
Name and Principal Position	Year	Salary	Stock Awards(1)	All Other Compensation	Total
Andrew R. Jassy President and Chief Executive Officer	2021	$175,000	$211,933,520(2)	$592,649(3)	$212,701,169
	2020	175,000	35,639,068	34,381	35,848,449
	2019	175,000	—	173,809	348,809
Jeffrey P. Bezos Founder and Executive Chair	2021	81,840	—	1,600,000(4)	1,681,840
	2020	81,840	—	1,600,000	1,681,840
	2019	81,840	—	1,600,000	1,681,840
Brian T. Olsavsky SVP and Chief Financial Officer	2021	160,000	—	3,200(5)	163,200
	2020	160,000	17,010,985	3,200	17,174,185
	2019	160,000	—	3,200	163,200
David H. Clark CEO Worldwide Consumer	2021	175,000	55,589,120(6)	310,451(3)	56,074,571
	2020	160,000	46,121,888(6)	6,783	46,288,671
Adam N. Selipsky CEO Amazon Web Services	2021	109,722	81,294,756(7)	49,045(3)	81,453,523
David A. Zapolsky SVP, General Counsel, and Secretary	2021	160,000	—	3,200(5)	163,200
	2020	160,000	17,010,985	3,200	17,174,185

(1)
Stock awards are reported at aggregate grant date fair value in the year granted, as determined under applicable accounting standards. Grant date fair value for restricted stock units is determined based on the number of shares granted multiplied by the average of the high and the low trading price of common stock of the Company on the grant date, without regard to the fact that the grants vest over a number of years. See Note 1, “Description of Business, Accounting Policies, and Supplemental Disclosures—Stock-Based Compensation,” in Item 8, “Financial Statements and Supplementary Data,” in our 2021 Annual Report on Form 10-K.

(2)
Represents a special grant in connection with Mr. Jassy’s promotion to President and CEO. This award vests over 10 years, with more than 80% of the shares scheduled to vest between 5 and 10 years after grant, and is expected to represent most of Mr. Jassy’s compensation for the coming years.

(3)
Reflects the value of cash and/or shares of common stock we contributed to the named executive officer’s account in our 401(k) plan and the approximate aggregate incremental cost to Amazon of security arrangements in addition to security arrangements provided at business facilities and for business travel ($589,149, $306,951, and $47,003 for Messrs. Jassy, Clark, and Selipsky, respectively). We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit.

(4)
Represents the approximate aggregate incremental cost to Amazon of security arrangements for Mr. Bezos in addition to security arrangements provided at business facilities and for business travel. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit, and that the amount of the reported security expenses for Mr. Bezos is especially reasonable in light of his low salary and the fact that he has never received any stock-based compensation.

(5)
Represents the value of cash and/or shares of common stock we contributed to the named executive officer’s account in our 401(k) plan.

(6)
Mr. Clark’s 2021 stock award and approximately $12.6 million of his 2020 stock awards represent special grants in connection with Mr. Clark’s promotion to CEO Worldwide Consumer, which was effective January 1, 2021. Collectively, these two stock awards vest over 7 years following the dates they were granted.

(7)
Mr. Selipsky’s stock award represents a new-hire grant in connection with Mr. Selipsky joining the Company to become CEO AWS. This award vests over 5 years following the date of grant.

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EXECUTIVE COMPENSATION
Grants of Plan-Based Awards
Grants of Plan-Based Awards in 2021
Name	Grant Date	Approval Date	All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock Awards(1)
Andrew R. Jassy	7/5/2021	6/28/2021	61,000(2)(3)	$211,933,520
Jeffrey P. Bezos	—	—	—	—
Brian T. Olsavsky	—	—	—	—
David H. Clark	7/5/2021	6/28/2021	16,000(2)(4)	55,589,120
Adam N. Selipsky	5/17/2021	3/22/2021	24,909(2)(5)	81,294,756
David A. Zapolsky	—	—	—	—

(1)
Stock awards are reported at aggregate grant date fair value, as determined under applicable accounting standards. Grant date fair value for restricted stock units is determined based on the number of shares granted multiplied by the average of the high and the low trading price of common stock of the Company on the grant date, without regard to the fact that the grants vest over a number of years. The holder of the restricted stock unit award does not have any voting, dividend, or other ownership rights in the shares of common stock subject to the award unless and until the award vests and the shares are issued.

(2)
The vesting schedule reflects total compensation targets for future years based on the number of shares vesting and stock price assumptions for each future year.

(3)
This award vests over 10 years, with more than 80% of the shares scheduled to vest between 5 and 10 years after grant. The vesting schedule is as follows: 500 shares on each of May 21, 2023, August 21, 2023, November 21, 2023, and February 21, 2024; 1,000 shares on each of May 21, 2024, August 21, 2024, November 21, 2024, and February 21, 2025; 1,250 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026; and 2,500 shares on each of May 21, 2026, August 21, 2026, November 21, 2026, February 21, 2027, May 21, 2027, August 21, 2027, November 21, 2027, February 21, 2028, May 21, 2028, August 21, 2028, November 21, 2028, February 21, 2029, May 21, 2029, August 21, 2029, November 21, 2029, February 21, 2030, May 21, 2030, August 21, 2030, November 21, 2030, and February 21, 2031.

(4)
This award vests based upon the following vesting schedule: 4,000 shares on each of May 21, 2022, May 21, 2023, May 21, 2024, and May 21, 2025.

(5)
This award vests based upon the following vesting schedule: 3,390 shares on August 15, 2021; 1,695 shares on November 15, 2021; 1,696 shares on February 15, 2022; 1,474 shares on each of May 15, 2022, August 15, 2022, and November 15, 2022; 1,475 shares on February 15, 2023; 1,281 shares on May 15, 2023; 1,282 shares on each of August 15, 2023, November 15, 2023, and February 15, 2024; 1,002 shares on each of May 15, 2024, August 15, 2024, and November 15, 2024; 1,003 shares on February 15, 2025; 773 shares on May 15, 2025; and 774 shares on each of August 15, 2025, November 15, 2025, and February 15, 2026.

EXECUTIVE COMPENSATION
Outstanding Equity Awards and Stock Vested
The following table sets forth information concerning the outstanding stock awards held at December 31, 2021 by the named executive officers.
Outstanding Equity Awards at 2021 Fiscal Year-End
Name	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(1)
Andrew R. Jassy Restricted stock units	96,755(2)	$322,614,067
Jeffrey P. Bezos	—	—
Brian T. Olsavsky Restricted stock units	11,344(3)	37,824,753
David H. Clark Restricted stock units	38,890(4)	129,672,483
Adam N. Selipsky Restricted stock units	19,824(5)	66,099,956
David A. Zapolsky Restricted stock units	11,344(6)	37,824,753

(1)
Reflects the closing market price of our common stock on December 31, 2021, $3,334.34, multiplied by the number of restricted stock units that were not vested as of December 31, 2021.

(2)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 2,154 shares on February 15, 2022; (b) a restricted stock unit award vesting as follows, assuming continued employment: 3,000 shares on each of May 15, 2022, August 15, 2022, November 15, 2022, and February 15, 2023; (c) a restricted stock unit award vesting as follows, assuming continued employment: 1,005 shares on May 21, 2023; and 1,006 shares on each of August 21, 2023, November 21, 2023, and February 21, 2024; (d) a restricted stock unit award that vested as to 1,250 shares on February 21, 2022; and vesting as follows, assuming continued employment: 1,250 shares on each of May 21, 2023, August 21, 2023, November 21, 2023, and February 21, 2024; (e) a restricted stock unit award vesting as follows, assuming continued employment: 1,598 shares on each of May 21, 2024, August 21, 2024, November 21, 2024, and February 21, 2025; and 1,234 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026; and (f) a restricted stock unit award vesting as follows, assuming continued employment: 500 shares on each of May 21, 2023, August 21, 2023, November 21, 2023, and February 21, 2024; 1,000 shares on each of May 21, 2024, August 21, 2024, November 21, 2024, and February 21, 2025; 1,250 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026; and 2,500 shares on each of May 21, 2026, August 21, 2026, November 21, 2026, February 21, 2027, May 21, 2027, August 21, 2027, November 21, 2027, February 21, 2028, May 21, 2028, August 21, 2028, November 21, 2028, February 21, 2029, May 21, 2029, August 21, 2029, November 21, 2029, February 21, 2030, May 21, 2030, August 21, 2030, November 21, 2030, and February 21, 2031.

(3)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 1,060 shares on February 15, 2022; (b) a restricted stock unit award vesting as follows, assuming continued employment: 688 shares on each of May 21, 2022 and August 21, 2022; 689 shares on each of November 21, 2022 and February 21, 2023; 530 shares on May 21, 2023; and 531 shares on each of August 21, 2023, November 21, 2023, and February 21, 2024; and (c) a restricted stock unit award vesting as follows, assuming continued employment: 148 shares on each of May 21, 2022, August 21, 2022, and November 21, 2022; 149 shares on February 21, 2023; 197 shares on each of May 21, 2023, August 21, 2023, November 21, 2023, and February 21, 2024; 568 shares on each of May 21, 2024, August 21, 2024, and November 21, 2024; 569 shares on February 21, 2025; 438 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; and 439 shares on February 21, 2026. The number and value of shares that would have vested in the event of death as of December 31, 2021 is 6,590 shares and $21,973,301.

(4)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 1,426 shares on February 15, 2022; (b) a restricted stock unit award vesting as follows, assuming continued employment: 1,040 shares on May 21, 2022; 1,041 shares on each of August 21, 2022, November 21, 2022, and February 21, 2023; 802 shares on May 21, 2023; and 803 shares on each of August 21, 2023, November 21, 2023, and February 21, 2024; (c) a restricted stock unit award that vested as to 190 shares on February 21, 2022; and vesting as follows, assuming continued employment: 364 shares on each of May 21, 2022, August 21, 2022, November 21, 2022, and February 21, 2023; 419 shares on each of May 21, 2023, August 21, 2023, November 21, 2023, and February 21, 2024; 955 shares on each of May 21, 2024, August 21, 2024, November 21, 2024, and February 21, 2025; and 737 shares on each of May 21, 2025, August 21, 2025, November 21, 2025, and February 21, 2026; (d) a restricted stock unit award vesting as follows, assuming continued employment: 500 shares on each of May 21, 2023, August 21, 2023, November 21, 2023, February 21, 2024, May 21, 2026, August 21, 2026, November 21, 2026, and February 21, 2027; and (e) a restricted stock unit award vesting as follows, assuming continued employment: 4,000 shares on each of May 21, 2022, May 21, 2023, May 21, 2024, and May 21, 2025. The number and value of shares that would have vested in the event of death as of December 31, 2021 is 20,400 shares and $68,020,536.

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EXECUTIVE COMPENSATION
(5)
Reflects shares of our common stock subject to a restricted stock unit award that vested as to 1,696 shares on February 15, 2022; and vesting as follows, assuming continued employment: 1,474 shares on each of May 15, 2022, August 15, 2022, and November 15, 2022; 1,475 shares on February 15, 2023; 1,281 shares on May 15, 2023; 1,282 shares on each of August 15, 2023, November 15, 2023, and February 15, 2024; 1,002 shares on each of May 15, 2024, August 15, 2024, and November 15, 2024; 1,003 shares on February 15, 2025; 773 shares on May 15, 2025; and 774 shares on each of August 15, 2025, November 15, 2025, and February 15, 2026. The number and value of shares that would have vested in the event of death as of December 31, 2021 is 11,438 shares and $38,138,181.

(6)
Reflects shares of our common stock subject to: (a) a restricted stock unit award that vested as to 1,060 shares on February 15, 2022; (b) a restricted stock unit award vesting as follows, assuming continued employment: 688 shares on each of May 21, 2022 and August 21, 2022; 689 shares on each of November 21, 2022 and February 21, 2023; 530 shares on May 21, 2023; and 531 shares on each of August 21, 2023, November 21, 2023, and February 21, 2024; and (c) a restricted stock unit award vesting as follows, assuming continued employment: 148 shares on each of May 21, 2022, August 21, 2022, and November 21, 2022; 149 shares on February 21, 2023; 197 shares on each of May 21, 2023, August 21, 2023, November 21, 2023, and February 21, 2024; 568 shares on each of May 21, 2024, August 21, 2024, and November 21, 2024; 569 shares on February 21, 2025; 438 shares on each of May 21, 2025, August 21, 2025, and November 21, 2025; and 439 shares on February 21, 2026. The number and value of shares that would have vested in the event of death as of December 31, 2021 is 6,590 shares and $21,973,301.

Stock Vested in 2021
The following table sets forth information concerning stock awards that vested during the last fiscal year with respect to the named executive officers.
	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Andrew R. Jassy	13,001	$43,415,537
Jeffrey P. Bezos	—	—
Brian T. Olsavsky	4,557	15,179,710
David H. Clark	6,696	22,321,567
Adam N. Selipsky	5,085	17,176,486
David A. Zapolsky	4,557	15,179,710

(1)
Amount is the number of shares of stock acquired upon vesting multiplied by the closing market price of our common stock on the vesting date (or the preceding trading day if the vesting date was not a trading day).

Potential Payments Upon Termination of Employment or Change-in-Control
Termination and Change-in-Control Agreements or Arrangements
We do not have any contracts, agreements, or arrangements with any of our named executive officers providing for additional benefits or payments in connection with a termination of employment, change in job responsibility, or change-in-control. Upon termination of employment for any reason other than death, all unvested restricted stock units expire.
Restricted stock units held by any employee other than the CEO vest upon death to the extent they otherwise were scheduled to vest within two years. The number of shares and dollar value of the unvested stock-based awards held by named executive officers other than the CEO that would have vested based on the closing price of our common stock of  $3,334.34 on December 31, 2021 is set forth in notes (3) through (6) of the “Outstanding Equity Awards at 2021 Fiscal Year-End” table.

EXECUTIVE COMPENSATION
Change-in-Control Provisions of 1997 Plan
In the event of  (i) the merger or consolidation in which we are not the surviving corporation pursuant to which shares of common stock are converted into cash, securities, or other property (other than a merger in which holders of common stock immediately before the merger have the same proportionate ownership of the capital stock of the surviving corporation immediately after the merger), (ii) the sale, lease, exchange, or other transfer of all or substantially all of our assets (other than a transfer to a majority-owned subsidiary), or (iii) the approval by the holders of common stock of any plan or proposal for our liquidation or dissolution (each a “Corporate Transaction”), the Leadership Development and Compensation Committee will determine whether provision will be made in connection with the Corporate Transaction for the assumption of stock-based awards under the 1997 Plan or the substitution of appropriate new awards covering the stock of the successor corporation or an affiliate of the successor corporation. If the Leadership Development and Compensation Committee determines that no such assumption or substitution will be made, vesting of outstanding awards under the 1997 Plan will automatically accelerate so that such awards become 100% vested immediately before the Corporate Transaction. On a hypothetical basis, assuming the Leadership Development and Compensation Committee had made such a determination in a Corporate Transaction that closed on December 31, 2021, the dollar value of the unvested stock-based awards held by named executive officers that would have vested based on the closing price of our common stock of  $3,334.34 on December 31, 2021 is set forth in the “Outstanding Equity Awards at 2021 Fiscal Year-End” table.

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SECURITIES AUTHORIZED FOR
ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth information concerning our equity compensation plans as of December 31, 2021:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	13,995,559(1)	78,441,753(2)
Equity compensation plans not approved by shareholders	—	18,812,972
Total	13,995,559(3)	97,254,725

(1)
Includes 13,995,559 shares issuable pursuant to restricted stock unit awards, which awards may be granted only under our shareholder-approved 1997 Plan. There is no exercise price associated with a restricted stock unit award. Accordingly, we have not included a column in the table reporting the weighted-average exercise price of outstanding awards.

(2)
The 1997 Plan authorizes the issuance of options and restricted stock unit awards.

(3)
Excludes 4,271 shares of common stock issuable upon exercise of stock options having a weighted-average exercise price of  $138.41 under equity plans assumed by Amazon as a result of acquisitions.

Equity Compensation Plans Not Approved by Security Holders
The Board adopted the 1999 Nonofficer Employee Stock Option Plan (the “1999 Plan”) to enable the grant of nonqualified stock options to employees, consultants, agents, advisors, and independent contractors of Amazon and its subsidiaries who are not officers or directors of Amazon. Restricted stock units, our primary form of stock-based compensation since 2002, are not granted from the 1999 Plan. The 1999 Plan, which does not have a fixed expiration date, has not been approved by our shareholders. The Leadership Development and Compensation Committee is the administrator of the 1999 Plan, and as such determines all matters relating to options granted under the 1999 Plan, including the selection of the recipients, the size of the grants, and the conditions to vesting and exercisability. The Leadership Development and Compensation Committee has delegated authority to make grants under the 1999 Plan to another committee of the Board and to certain officers, subject to specified limitations on the size and terms of such grants. A maximum of 40 million shares of common stock were reserved for issuance under the 1999 Plan.

ANNUAL MEETING INFORMATION
General
The enclosed proxy is solicited by the Board of Directors of Amazon for the Annual Meeting of Shareholders to be held at 9:00 a.m., Pacific Time, on Wednesday, May 25, 2022, and any adjournment or postponement thereof. We will conduct a virtual online Annual Meeting this year, so our shareholders can participate from any geographic location with Internet connectivity. We believe this enhances accessibility to our Annual Meeting for all of our shareholders and reduces the carbon footprint of our activities. Shareholders may participate in the Annual Meeting at www.virtualshareholdermeeting.com/AMZN2022 and may submit questions during or in advance of the Annual Meeting. Our principal offices are located at 410 Terry Avenue North, Seattle, Washington 98109. This Proxy Statement is first being made available to our shareholders on or about April [•], 2022.
Outstanding Securities and Quorum
Only holders of record of our common stock, par value $0.01 per share, at the close of business on March 31, 2022, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had [•] shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each other item to be voted on at the Annual Meeting. A majority of the outstanding shares of common stock entitled to vote, present or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker nonvotes will be included in determining the presence of a quorum for the Annual Meeting.
Internet Availability of Proxy Materials
We are furnishing proxy materials to some of our shareholders via the Internet by mailing a Notice of Internet Availability of Proxy Materials, instead of mailing or e-mailing copies of those materials. The Notice of Internet Availability of Proxy Materials directs shareholders to a website where they can access our proxy materials, including our proxy statement and our annual report, and view instructions on how to vote via the Internet, mobile device, or by telephone. If you received a Notice of Internet Availability of Proxy Materials and would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials via e-mail, you will continue to receive access to those materials electronically unless you elect otherwise. We encourage you to register to receive all future shareholder communications electronically, instead of in print. This means that access to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail.
Proxy Voting
Shares that are properly voted via the Internet, mobile device, or by telephone or for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of the nominees to the Board named herein; “FOR” the ratification of the appointment of our independent auditors; “FOR” approval, on an advisory basis, of our executive compensation as described in this Proxy Statement; “FOR” approval of a 20-for-1 stock split and a proportionate increase in authorized shares; and “AGAINST” each of the shareholder proposals presented at the Annual Meeting. It is not expected that any additional matters will be brought before the Annual Meeting, except as discussed below under “Other Matters.” If any other matters are properly brought before the Annual Meeting, the persons named as proxies in the proxy card or their substitutes will vote in their discretion on such matters as they determine appropriate.

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ANNUAL MEETING INFORMATION
Voting via the Internet, mobile device, or by telephone helps save money by reducing postage and proxy tabulation costs. To vote by any of these methods, read this Proxy Statement, have your Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form in hand, and follow the instructions below for your preferred method of voting. Each of these voting methods is available 24 hours per day, seven days per week.
We encourage you to cast your vote by one of the following methods:

VOTE BY INTERNET Shares Held of Record: http://www.proxyvote.com	VOTE BY QR CODE Shares Held of Record: See Proxy Card	VOTE BY TELEPHONE Shares Held of Record: 800-690-6903
Shares Held in Street Name: See Notice of Internet Availability or Voting Instruction Form	Shares Held in Street Name: See Notice of Internet Availability or Voting Instruction Form	Shares Held in Street Name: See Voting Instruction Form
The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares are represented by certificates or book entries in your name so that you appear as a shareholder on the records of Computershare, our stock transfer agent, you may vote by proxy, meaning you authorize individuals named in the proxy card to vote your shares. You may provide this authorization by voting via the Internet, mobile device, by telephone, or (if you have received paper copies of our proxy materials) by returning a proxy card. You also may participate in and vote during the Annual Meeting. If you own common stock of record and you do not vote by proxy or at the Annual Meeting, your shares will not be voted.
If you own shares in street name, meaning that your shares are held by a bank, brokerage firm, or other nominee, you may instruct that institution on how to vote your shares. You may provide these instructions by voting via the Internet, mobile device, by telephone, or (if you have received paper copies of proxy materials through your bank, brokerage firm, or other nominee) by returning a voting instruction form received from that institution. You also may participate in and vote during the Annual Meeting. If you own common stock in street name and do not either provide voting instructions or vote during the Annual Meeting, the institution that holds your shares is permitted but not required to vote your shares on your behalf with respect to the ratification of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2022, and the approval of a 20-for-1 stock split and a proportionate increase in authorized shares, but cannot vote your shares on any other matters being considered at the meeting.
Other Matters
As of the date of this Proxy Statement there are no other matters that we intend to present at the Annual Meeting. However, we have been notified that a shareholder intends to present a non-binding proposal at the Annual Meeting requesting that the Company end the use of productivity expectations and workplace monitoring. If this proposal is properly presented at the Annual Meeting, the persons named as proxies in the accompanying form of proxy or their substitutes intend to exercise their discretionary authority under Rule 14a-4(c) under the Securities Exchange Act of 1934 to vote against the proposal.
If any other matters are properly brought before the Annual Meeting, the accompanying proxy grants the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.

ANNUAL MEETING INFORMATION
Voting Standard
Item(s)	Voting Standard to Approve	Treatment of Abstentions	Treatment of Broker Non-Votes(1)
Item 1—Election of Directors	The number of votes cast for such nominee’s election must exceed the votes cast against such nominee’s election(2)	No effect on the outcome	No effect on the outcome
Item 2—Ratification of the Appointment of Ernst & Young LLP as Independent Auditors	Affirmative vote of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote on the matter	Counted as present and entitled to vote but not counted as affirmative vote in support	No effect on the outcome
Item 3—Advisory Vote to Approve Executive Compensation
Item 4—Approval of a 20-for-1 Stock Split and A Proportionate Increase in Authorized Shares	Affirmative vote of a majority of the outstanding shares of common stock entitled to vote on the matter	Counted as outstanding and entitled to vote but not counted as affirmative vote in support	Counted as outstanding and entitled to vote but not counted as affirmative vote in support
Items 5-13—Shareholder Proposals and Other Matters Properly Presented at the Annual Meeting	Affirmative vote of a majority of the outstanding shares of common stock present or represented by proxy and entitled to vote on the matter	Counted as present and entitled to vote but not counted as affirmative vote in support	No effect on the outcome

(1)
Broker nonvotes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares and the broker does not then vote those shares on the shareholder’s behalf.

(2)
If the votes cast for any nominee do not exceed the votes cast against the nominee, the Board will consider whether to accept or reject such director’s resignation, which is tendered to the Board pursuant to the Board of Directors Guidelines on Significant Corporate Governance Issues.

Revocation
If you own common stock of record, you may revoke your proxy or change your voting instructions at any time before your shares are voted at the Annual Meeting by delivering to the Secretary of Amazon.com, Inc. a written notice of revocation or a duly executed proxy (via the Internet, mobile device, or telephone or by returning a proxy card) bearing a later date or by participating in and voting during the Annual Meeting. A shareholder owning common stock in street name may revoke or change voting instructions by contacting the bank, brokerage firm, or other nominee holding the shares or by participating in and voting during the Annual Meeting.
Participating in the Annual Meeting
Virtual Meeting
This year’s Annual Meeting will be accessible through the Internet. We are conducting a virtual online Annual Meeting so our shareholders can participate from any geographic location with Internet connectivity. We believe this enhances accessibility to our Annual Meeting for all of our shareholders and reduces the carbon footprint of our activities. We have worked to offer the same rights and opportunities to participate as were provided at the in-person portion of our past meetings, while providing an online experience available to all shareholders regardless of their location.

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ANNUAL MEETING INFORMATION
Participation
You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 31, 2022, the record date, or hold a valid proxy for the meeting. To participate in the Annual Meeting, including to vote and to view the list of registered shareholders as of the record date during the meeting, shareholders of record must access the meeting website at www.virtualshareholdermeeting.com/AMZN2022 and enter the 16-digit control number found on the Notice of Internet Availability of Proxy Materials or on the proxy card provided to you with this Proxy Statement, or that is set forth within the body of the email sent to you with the link to this Proxy Statement. If your shares are held in street name and your Notice of Internet Availability of Proxy Materials or voting instruction form indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit control number indicated on that Notice of Internet Availability of Proxy Materials or voting instruction form. Otherwise, shareholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” in order to be able to attend, participate in, or vote at the Annual Meeting.
Regardless of whether you plan to participate in the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, we encourage you to vote in advance of the Annual Meeting.
Shareholders are able to submit questions for the Annual Meeting’s question and answer session during the meeting through www.virtualshareholdermeeting.com/AMZN2022. Shareholders who have been provided or obtained a 16-digit control number may submit a question in advance of the meeting at www.proxyvote.com after logging in with that control number. Each shareholder will be limited to one question. We will post answers to shareholder questions received regarding our Company on our investor relations website at www.amazon.com/ir as soon as is practical after the meeting. We also will post a replay of the Annual Meeting on our investor relations website, which will be available following the meeting. Additional information regarding the rules and procedures for participating in the Annual Meeting (including any adjournment thereof) will be set forth in our meeting rules of conduct, which shareholders can view during the meeting at the meeting website or during the ten days prior to the meeting at www.proxyvote.com.
We encourage you to access the Annual Meeting before it begins. Online check-in will be available at www.virtualshareholdermeeting.com/AMZN2022 approximately 15 minutes before the meeting starts on May 25, 2022. If you have difficulty accessing the meeting, please call 844-976-0738 (toll free) or 303-562-9301 (international). We will have technicians available to assist you.

OTHER INFORMATION
Pay Ratio Disclosure
The 2021 annual total compensation of our median compensated employee (identified from all full- and part-time permanent and temporary employees worldwide, excluding our CEO) was $32,855; Mr. Jassy’s 2021 annual total compensation as reported under SEC rules was $212,701,169—nearly all of which is a restricted stock unit award granted in connection with his promotion to President and CEO, which vests over 10 years and has a fair market value at grant of $211,933,520—resulting in a ratio of those amounts of 1-to-6,474.
For 2021, the median annual total compensation for all U.S. full-time Amazon employees was $39,677, up from $37,930 as reported for 2020, reflecting an average starting wage of more than $18 per hour as well as special bonuses and incentives paid to our teams in January 2021 in recognition of their role serving communities during the COVID-19 pandemic. In addition to competitive compensation, we provide numerous benefits to our employees, including comprehensive medical benefits, a 401(k) plan with a Company match, and up to 20 weeks of parental leave (birth parents are eligible for up to 20 weeks of leave and partners up to six). We also provide access to Amazon’s Career Choice program, in which we fund full college tuition as well as high school diplomas, GEDs, and English as a Second Language proficiency certifications for our front-line employees, part of an expected investment of  $1.2 billion in free skills training by 2025. For purposes of identifying the median compensated employee, we took into account salary, bonus, and grant date fair value of restricted stock units granted during the year for all our employees as of October 1, 2021. We also annualized compensation for employees who did not work the entire year, except for employees designated as seasonal or temporary.
Certain Relationships and Related Person Transactions
Justin Burks, an employee of Amazon, is the son-in-law of Thomas O. Ryder, who served as a director through December 2021. In 2021, Mr. Burks earned $160,000 in salary. He was also granted a restricted stock unit award with respect to 114 shares, vesting over 3.9 years. His compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities.
Jeff Bezos, our founder and Executive Chair, owns Blue Origin, an aerospace manufacturer and spaceflight services company, and entities that publish The Washington Post, and we do business in the ordinary course with each company. In 2021, Amazon sold approximately $5.3 million of consumer goods to Blue Origin under a line of credit. Amazon paid Blue Origin $650,000 in data and content license fees, and incurred approximately $669,000 for content production, marketing, and related costs. In 2021, Amazon purchased approximately $1.3 million of advertising from, and paid approximately $8.5 million related to digital content to, the Washington Post entities, all on terms negotiated on an arms-length basis.
The Audit Committee reviews and, as appropriate, approves and ratifies “related person” transactions, defined as any transaction, arrangement, or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements, or relationships, in which (a) the aggregate amount involved will or may be expected to exceed $120,000, (b) Amazon is a participant, and (c) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a director or trustee (or any similar position) or a less than 10 percent beneficial owner of another entity). A “Related Person” is any (a) person who is an executive officer, director, or nominee for election as a director of Amazon, (b) greater than 5 percent beneficial owner of our outstanding common stock, or (c) Immediate Family Member of any of the foregoing. An “Immediate Family Member” is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household of a person. We do not have written policies or procedures for related person transactions but rely on the Audit Committee’s exercise of business judgment, consistent with Delaware law, in reviewing such transactions.

2022 Proxy Statement       87

OTHER INFORMATION
Expenses of Solicitation
The accompanying proxy is solicited by and on behalf of the Board of Directors, and the cost of such solicitation will be borne by Amazon. Georgeson Inc. may solicit proxies by personal interview, mail, telephone, and electronic communications. We will pay Georgeson Inc. $29,000 plus variable amounts for additional proxy solicitation services. We will also supply proxy materials to brokers and other nominees to solicit proxies from beneficial owners, and we will reimburse them for their expenses in forwarding solicitation materials. Solicitations also may be made by personal interview, mail, telephone, and electronic communications by directors, officers, and other Amazon employees without additional compensation.
Proposals of Shareholders
Proposals for Inclusion in our Proxy Statement
To be considered for inclusion in the proxy statement and proxy card for the 2023 Annual Meeting, proposals of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 and shareholder director nominations pursuant to the proxy access provisions of the Bylaws must be submitted in writing to the Corporate Secretary of Amazon. com, Inc., at the address of our principal offices (see page 1 of this Proxy Statement), and must be received no later than 6:00 p.m., Pacific Time, on [•], December [•], 2022 and, in the case of a proxy access nomination, no earlier than [•], November [•], 2022. The submission of a shareholder proposal or proxy access nomination does not guarantee that it will be included in our proxy statement.
Other Proposals
Our Bylaws include separate advance notice provisions applicable to shareholders desiring to bring nominations for directors before an annual shareholders meeting other than pursuant to the Bylaws’ proxy access provisions or to bring proposals before an annual shareholders meeting other than pursuant to Rule 14a-8. These advance notice provisions require that, among other things, shareholders give timely written notice to the Secretary of Amazon.com, Inc. regarding such nominations or proposals and provide the information and satisfy the other requirements set forth in the Bylaws.
To be timely, a shareholder who intends to present nominations or a proposal at the 2023 Annual Meeting of Shareholders other than pursuant to the Bylaws’ proxy access provisions or Rule 14a-8 must provide the information set forth in the Bylaws to the Secretary of Amazon.com, Inc. no earlier than January 25, 2023 and no later than February 24, 2023. However, if we hold the 2023 Annual Meeting of Shareholders more than 30 days before, or more than 60 days after, the anniversary of the 2022 Annual Meeting date, then the information must be received no earlier than the 120th day prior to the 2023 Annual Meeting date, and not later than (i) the 90th day prior to the 2023 Annual Meeting date or (ii) the tenth day after public disclosure of the 2023 Annual Meeting date, whichever is later. If a shareholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange Act of 1934, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. In addition to satisfying the deadlines in the advance notice provisions of our bylaws, a shareholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must provide the notice required under Rule 14a-19 to the Secretary of Amazon.com, Inc. no later than March 26, 2023.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
Householding; Availability of Annual Report on Form 10-K and Proxy Statement
Householding
A copy of our combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”) accompanies this Proxy Statement. If you and others who share your mailing address

OTHER INFORMATION
own common stock in street name, meaning through a bank, brokerage firm, or other nominee, you may have received a notice that your household will receive only one annual report and proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, from each company whose stock is held in such accounts. This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it, and a single copy of this Proxy Statement and the 2021 Annual Report (and/or a single copy of our Notice of Internet Availability of Proxy Materials) has been sent to your address. Each street name shareholder receiving this Proxy Statement by mail will continue to receive a separate voting instruction form.
If you would like to revoke your consent to householding and in the future receive your own set of proxy materials (or your own Notice of Internet Availability of Proxy Materials, as applicable), or if your household is currently receiving multiple copies of the same items and you would like in the future to receive only a single copy at your address, please contact Householding Department by mail at 51 Mercedes Way, Edgewood, New York 11717, or by calling 1-866-540-7095, and indicate your name, the name of each of your brokerage firms or banks where your shares are held, and your account numbers. The revocation of a consent to householding will be effective 30 days following its receipt. You will also have an opportunity to opt in or opt out of householding by contacting your bank or broker.
Availability of Annual Report on Form 10-K and Proxy Statement
If you would like an additional copy of the 2021 Annual Report, this Proxy Statement, or the Notice of Internet Availability of Proxy Materials, these documents are available in digital form for download or review by visiting “Annual Reports, Proxies and Shareholder Letters” at www.amazon.com/ir. Alternatively, we will promptly send a copy of these documents to you without charge upon request by mail to Investor Relations, Amazon.com, Inc., P.O. Box 81226, Seattle, Washington 98108-1226, or by calling 1-800-426-6825. Please note, however, that if you did not receive a printed copy of our proxy materials and you wish to receive a paper proxy card or voting instruction form or other proxy materials for the purposes of the Annual Meeting, you should follow the instructions included in your Notice of Internet Availability of Proxy Materials.
If you own shares in street name, you can also register to receive all future shareholder communications electronically, instead of in print. This means that links to the annual report, proxy statement, and other correspondence will be delivered to you via e-mail. Holders in street name can register for electronic delivery at http://www.icsdelivery.com/amzn. Electronic delivery of shareholder communications helps save Amazon money by reducing printing and postage costs.

2022 Proxy Statement       89

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION
AMAZON.COM, INC.C/O PROXY SERVICESP.O. BOX 9142FARMINGDALE, NY 11735 s up until11:59 p.m., Eastern Time, on May 24, 2022. Have your proxy card in hand when you call andthen follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have providedor return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m., Eastern Time, on May 24, 2022. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/AMZN2022You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m., Eastern Time, on May 24, 2022. Have your proxy card in hand when you call andthen follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D67188-P66185 AMAZON.COM, INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Company Proposals — The Board of Directors recommends a voteFOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3, and 4. 1. ELECTION OF DIRECTORS Nominees: For Against Abstain Shareholder Proposals — The Board of Directors recommends a vote AGAINST Proposals 5 through 13. For Against Abstain 1a. Jeffrey P. Bezos 1b. Andrew R. Jassy 1d. Edith W. Cooper1c. Keith B. Alexander1e. Jamie S. Gorelick 1f. Daniel P. Huttenlocher1k. Wendell P. Weeks1j. Patricia Q. Stonesifer1i. Jonathan J. Rubinstein1h. Indra K. Nooyi1g. Judith A. McGrath 2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP ASINDEPENDENT AUDITORS 3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION 4. APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATEDCERTIFICATE OF INCORPORATION TO EFFECT A 20-FOR-1 SPLITOF THE COMPANY’S COMMON STOCK AND A PROPORTIONATEINCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK ☐ ☐ ☐ ☐ ☐☐☐☐ ☐ ☐ ☐ ☐ ☐☐☐☐ ☐ ☐ ☐ ☐ ☐☐☐☐ ☐ ☐ ☐ ☐ ☐☐☐☐ ☐ ☐ ☐ ☐ ☐☐☐☐ ☐ ☐ ☐ ☐ ☐☐☐☐ ☐ ☐ ☐ ☐ 5. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMERDUE DILIGENCE7. SHAREHOLDER PROPOSAL REQUESTING A REPORT ONPACKAGING MATERIALS6. SHAREHOLDER PROPOSAL REQUESTING AN ALTERNATIVEDIRECTOR CANDIDATE POLICY8. SHAREHOLDER PROPOSAL REQUESTING A REPORT ONCHARITABLE CONTRIBUTIONS9. SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTINGON LOBBYING13. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMERUSE OF CERTAIN TECHNOLOGIES12. SHAREHOLDER PROPOSAL REQUESTING A DIVERSITY AND EQUITYAUDIT11. SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTINGON GENDER/RACIAL PAY10. SHAREHOLDER PROPOSAL REQUESTING A POLICY REQUIRINGMORE DIRECTOR CANDIDATES THAN BOARD SEATS NOTE: Such other business as may properly come before the meeting orany adjournment or postponement thereof. ☐ ☐ ☐ ☐ ☐☐☐☐ ☐ ☐ ☐ ☐ ☐☐☐☐ ☐ ☐ ☐ ☐ ☐☐☐☐ ☐ ☐ ☐ Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D67189-P66185 Annual Meeting of Shareholders –– May 25, 2022THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANYThe undersigned shareholder of Amazon.com, Inc., a Delaware corporation (the "Company"), hereby appoints Andrew R. Jassy, Brian T. Olsavsky, and David A. Zapolsky, or any one of them, with full power of substitution in each, as proxies to cast all votes that the undersigned is entitled to cast at the Annual Meeting of Shareholders (the "Annual Meeting") of the Company to be held at 9:00 a.m., Pacific Time, on May 25, 2022 at www.virtualshareholdermeeting.com/AMZN2022, or any adjournment or postponement thereof, with authority to vote upon the proposals identified on the reverse side of this Proxy Card and in their discretion upon such other matters as may be properly presented at the meeting.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER AND IN ACCORDANCE WITH THE DIRECTION OF THE PROXIES AS TO ANY OTHER MATTERS THAT ARE PROPERLY PRESENTED. IF DIRECTION IS NOT GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS. P66185(Continued and to be marked, signed, and dated on the other side)

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION
AMAZON.COM, INC.C/O PROXY SERVICESP.O. BOX 9142FARMINGDALE, NY 11735 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m., Eastern Time, on May 22, 2022. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m., Eastern Time, on May 22, 2022. Have your proxy card in hand when you call andthen follow the instructions.VOTE BY MAILMark, sign, and date your proxy card and return it in the postage-paid envelope we have providedor return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.You may attend the meeting via the Internet. Go to www.virtualshareholdermeeting.com/AMZN2022. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D67190-Z81777AMAZON.COM, INC. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Against Abstain For Against Abstain1d. Edith W. Cooper1c. Keith B. Alexander1e. Jamie S. Gorelick1f. Daniel P. Huttenlocher1k. Wendell P. Weeks1j. Patricia Q. Stonesifer1i. Jonathan J. Rubinstein1h. Indra K. Nooyi1g. Judith A. McGrath1b. Andrew R. Jassy1a. Jeffrey P. Bezos1. ELECTION OF DIRECTORSNominees:2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP ASINDEPENDENT AUDITORS3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION4. APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATEDCERTIFICATE OF INCORPORATION TO EFFECT A 20-FOR-1 SPLITOF THE COMPANY’S COMMON STOCK AND A PROPORTIONATEINCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMONSTOCK5. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMERDUE DILIGENCE7. SHAREHOLDER PROPOSAL REQUESTING A REPORT ONPACKAGING MATERIALS6. SHAREHOLDER PROPOSAL REQUESTING AN ALTERNATIVEDIRECTOR CANDIDATE POLICY8. SHAREHOLDER PROPOSAL REQUESTING A REPORT ONCHARITABLE CONTRIBUTIONS9. SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTINGON LOBBYING13. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMERUSE OF CERTAIN TECHNOLOGIES12. SHAREHOLDER PROPOSAL REQUESTING A DIVERSITY AND EQUITYAUDIT11. SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTINGON GENDER/RACIAL PAY10. SHAREHOLDER PROPOSAL REQUESTING A POLICY REQUIRINGMORE DIRECTOR CANDIDATES THAN BOARD SEATSCompany Proposals — The Board of Directors recommends a voteFOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3, and 4.Shareholder Proposals — The Board of Directors recommends a voteAGAINST Proposals 5 through 13.NOTE: Such other business as may properly come before the meeting orany adjournment or postponement thereof.☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐☐ Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D67191-Z81777 Annual Meeting of Shareholders –– May 25, 2022THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANYThe undersigned participant in the Amazon.com Company Stock Fund of the Amazon 401(k) Plan hereby directs Fidelity Management Trust Company, the trustee of the Amazon 401(k) Plan, to vote his or her Amazon.com Company Stock Fund shares as indicated on the reverse side of this Proxy Card, or if not so indicated, in accordance with the Amazon 401(k) Plan document (generally in the same proportion as the shares for which the trustee received timely voting instructions). (Continued and to be marked, signed, and dated on the other side)

April [•], 2022
Re:
Important Notice Regarding the Availability of Proxy Materials for the
Amazon.com, Inc. Shareholder Meeting to be Held on May 25, 2022

Dear 401(k) Plan Participant:
Enclosed are the 2021 Annual Report for Amazon.com, Inc. (the “Company”) and a Proxy Statement and proxy card for the Company’s 2022 Annual Meeting of Shareholders. You can view the Annual Report and Proxy Statement on the Internet at http://www.proxyvote.com.
The Amazon 401(k) Plan allows each plan participant to direct the voting of the shares of common stock of the Company that are allocated to the participant’s 401(k) plan account. By following the instructions for Internet, mobile device, or telephone voting on the enclosed proxy card, or by marking, signing, and mailing the proxy card in the envelope provided, you may instruct Fidelity Management Trust Company, the trustee of the Amazon 401(k) Plan, how to vote the shares of the common stock of the Company allocated to your 401(k) plan account on the matters presented at the Company’s 2022 Annual Meeting. The trustee will vote as you have directed. All shares for which voting instructions are not timely received will be voted by the trustee on each matter in the same proportion as the shares for which the trustee received timely voting instructions, except in the case where to do so would be inconsistent with applicable law. Your vote will be kept confidential except to the extent set forth in the trust agreement or as necessary to comply with applicable law.
Votes will be tabulated by Broadridge Financial Solutions, Inc. To be timely, your voting instructions must be received by Broadridge no later than 11:59 p.m., Eastern Time, on May 22, 2022.
VOTING VIA THE INTERNET, MOBILE DEVICE, OR BY TELEPHONE IS FAST AND
CONVENIENT, AND YOUR VOTE IS IMMEDIATELY CONFIRMED AND TABULATED.
USING THE INTERNET, MOBILE DEVICE, OR TELEPHONE HELPS SAVE YOUR
COMPANY MONEY BY REDUCING POSTAGE AND PROXY TABULATION COSTS.